UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07121 )

Exact name of registrant as specified in charter: Putnam Asset Allocation Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005—September 30, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Asset Allocation Funds

9|30|06

Annual Report

PUTNAM INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help weather changing market environments.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Asset Allocation Funds

9| 30| 06 Annual Report

Message from the Trustees	1
About the funds	2
Report from the fund managers	5
Performance	10
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	22
Other information for shareholders	26
Financial statements	27
Federal tax information and
brokerage commissions	153
About the Trustees	154
Officers	158

Message from the Trustees

Putnam Asset Allocation Funds: diversification made easy

Putnam Asset Allocation Funds provide balanced diversification through three portfolios — Growth, Balanced, and Conservative — designed for investors with different goals and attitudes toward risk. Each portfolio has a distinct objective and a target mix of stocks and bonds. The mix of holdings is rebalanced regularly as the funds’ managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. Spreading fund holdings across a variety of asset classes has been shown time and again to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for each of the Putnam Asset Allocation Funds. These strategies integrate the global perspective of an experienced portfolio management team, flexible weightings of asset classes in accordance with their perceived attractiveness, and analysis to add value within each asset class.

The funds’ management team also draws on the resources of Putnam’s global research group, which covers more than 1,000 securities worldwide; recommendations of Putnam’s investment-style teams based on their in-depth analysis of specific market segments; and input from the firm’s economists, market strategists, and currency specialists.

This comprehensive approach, incorporating the insights of many specialists, helps the funds adhere to consistent investment objectives as they seek to exploit ever-changing market conditions.

The portfolios invest in a wide range of securities across 10 distinct asset classes and are actively rebalanced to manage risk.

Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risk and may result in losses.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

Diversification does not ensure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Putnam Asset Allocation Funds balance diversified global investments in stocks, bonds, and money market instruments in varying proportions. The Growth, Balanced, and Conservative Portfolios seek capital appreciation, total return, and total return consistent with preservation of capital, respectively.

Highlights

• For the 12 months ended September 30, 2006, Putnam Asset Allocation Funds: Growth Portfolio’s class A shares returned 12.19% without sales charges. The portfolio’s benchmark, the Russell 3000 Index, returned 10.22%, and the Putnam Growth Blended Benchmark returned 11.02% for the period. The average return for the portfolio’s Lipper category, Mixed-Asset Target Allocation Growth Funds, was 7.96% .

• For the 12 months ended September 30, 2006, Putnam Asset Allocation Funds: Balanced Portfolio’s class A shares returned 9.64% without sales charges. The portfolio’s benchmark, the Russell 3000 Index, returned 10.22%, and the Putnam Balanced Blended Benchmark returned 8.69% for the period. The average return for the portfolio’s Lipper category, Mixed-Asset Target Allocation Growth Funds, was 7.96% .

• For the 12 months ended September 30, 2006, Putnam Asset Allocation Funds: Conservative Portfolio’s class A shares returned 6.46% without sales charges. The portfolio’s benchmark, the Lehman Aggregate Bond Index, returned 3.67%, and the Putnam Conservative Blended Benchmark returned 6.28% for the period. The average return for the portfolio’s Lipper category, Mixed-Asset Target Allocation Conservative Funds, was 4.96% .

• The class A share dividends for the Conservative Portfolio (monthly) and the Balanced Portfolio (quarterly) were increased during the period. See page 8 for details.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance Total return for class A shares for periods ended 9/30/06

	Growth Portfolio		Balanced Portfolio		Conservative Portfolio
(inception dates)	(2/8/94)		(2/7/94)		(2/7/94)
	NAV	POP	NAV	POP	NAV	POP

Annual average
(life of fund)	9.11%	8.64%	8.09%	7.63%	6.71%	6.25%

10 years	112.19	101.08	94.60	84.44	80.88	71.34
Annual average	7.81	7.24	6.88	6.31	6.11	5.53

5 years	64.53	55.82	44.57	36.97	35.89	28.78
Annual average	10.47	9.28	7.65	6.49	6.33	5.19

3 years	50.28	42.41	35.62	28.54	21.91	15.50
Annual average	14.54	12.51	10.69	8.73	6.83	4.92

1 year	12.19	6.32	9.64	3.90	6.46	0.84

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Performance at POP reflects a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, the funds limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers The year in review

For the 12 months ended September 30, 2006, all three Putnam Asset Allocation Funds posted solid returns and, based on results at net asset value (NAV, or without sales charges), surpassed their blended benchmarks and the average return for their Lipper peer groups. The blended benchmarks are targeted combinations of stock and bond indexes designed to approximate each portfolio’s asset class diversification. We believe that these results continue to demonstrate the benefit of using a broadly diversified strategy in pursuit of specific financial goals. In addition, the Conservative and Growth Portfolios outperformed their external benchmark indexes. The Balanced Portfolio slightly lagged its all-stock benchmark index, the Russell 3000 Index, which is not surprising, given that the fund balances stock and bond investments and stocks generally outperformed bonds during the period.

Market overview

The global economy grew at a rate of approximately 5% during the funds’ fiscal year, its fastest pace of the past decade. Reflecting this strength, international stock markets, both developed and emerging, generally posted double-digit gains while U.S. markets showed more modest returns.

We attribute those returns to significant challenges that affected U.S. stocks, including rising interest rates and soaring energy prices. There were also growing concerns about slowing economic growth, though these were mitigated somewhat by encouraging inflation data. Also beneficial was an apparent end to the Fed’s tightening policy, breaking a string of 17 consecutive increases spanning more than two years. Optimism for a soft economic landing was boosted by an upward revision to second-quarter GDP (gross domestic product) growth, which nonetheless reflected a slowdown from the previous quarter, and the highest level of consumer spending since January.

International stocks continued to advance even as several overseas central banks (in Europe, Japan, and China) tightened their monetary policy. While these moves are unlikely to end these regions’ respective economic

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/06.

Equities

S&P 500 Index
(broad stock market)	10.79%

MSCI EAFE Index
(international stocks)	19.16%

Russell 1000 Index
(large-company stocks)	10.25%

Russell 2000 Index
(small-company stocks)	9.92%

Bonds

Lehman Aggregate Bond Index
(broad bond market)	3.67%

Lehman Credit Index
(corporate bonds)	3.39%

JPMorgan Developed High Yield Index
(high-yield corporate bonds)	7.73%

expansions, they demonstrated the banks’ efforts to restrain growth. Japanese stocks led among non-U.S. equities early in the fiscal year as Japan’s economy continued to recover, but European markets delivered stronger results in the latter half as brisk merger-and-acquisitions (M&A) activity lifted equities.

For the first half of the fiscal year, global fixed-income markets provided mixed returns. During the second half of the year, bonds generally retreated, with U.S. government bonds outperforming their counterparts from Japan and Europe. The U.S. dollar, which had initially appreciated against the Japanese yen and British pound, ultimately lost ground against both. The euro steadily strengthened, which undercut profits of heavy exporters to the United States.

Strategy overview: Growth Portfolio

The Growth Portfolio substantially outperformed its blended benchmark during the period, largely due to strong selection within its equity component. The portfolio strives to outperform the stock market over a full market cycle with less volatility, following a flexible investment approach. The team invests approximately 80% of the fund’s assets in stocks of large, midsize, and small companies, and about 20% in bonds.

The portfolio’s positioning did not change significantly during the period. Given our continued belief that the international equity market was attractive and relatively undervalued, we maintained a large number of non-U.S. stock positions. Throughout the fiscal year, the portfolio benefited most from its significant allocation to international and emerging-market equities, as well as its lower-than-target exposure to the lagging U.S. fixed-income component. We believe that the current, relatively benign macroeconomic backdrop will permit continued gradual equity-market appreciation, as investors acknowledge record levels of corporate profitability around the world. But we also find that valuations, having risen, no longer appear as supportive of ongoing market advances.

Our tactical asset allocation strategy (short-term movements made to take advantage of perceived market inefficiencies) was beneficial: we added exposure to European equities throughout the year and to Hong Kong equities toward the end of the fiscal year.

The most significant detractor from performance for the period was our active currency strategy. The portfolio’s positive positioning in the strong Australian dollar was not sufficient to overcome less favorable positions in the British pound, Swiss franc, and Norwegian krone.

Growth Portfolio: Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Strategy overview: Balanced Portfolio

The main driver of the Balanced Portfolio’s relative outperformance was strong stock selection within the U.S. all-cap growth and international equity components. Favorable security selection within the U.S. fixed-income component also added value. The portfolio strives to achieve results that are competitive with the stock market, but with less volatility, following a flexible investment approach by investing approximately 60% of its assets in stocks and 40% in bonds.

The portfolio’s U.S. all-cap growth component outperformed its custom benchmark (75% Russell 1000 Index/25% Russell 2000 Index) due to adept selection within the energy, consumer cyclicals, and basic materials areas. Favorable sector allocation also added value, led by the portfolio’s overweight position in basic materials and its underweight positions in consumer cyclicals, conglomerates, and health care, all relative to the custom benchmark.

In the portfolio’s international equity component, favorable stock selection in the basic materials, capital goods, and consumer staples was beneficial. Country selection was also positive; our emphasis on the United Kingdom, France, and Japan proved rewarding.

In the fixed-income portion of the portfolio, we maintained a defensive, shorter-duration position, which was beneficial to returns as interest rates generally rose during the period. Duration is a measure of a fund’s sensitivity to changes in interest rates. The shorter its duration, the less sensitive a fund will be to interest-rate changes.

The most significant detractor from results during the fiscal year was the team’s currency strategy. Our emphasis on the British pound, Swiss franc, and Norwegian krone hindered performance, though our positioning in the Australian dollar offset some of these losses.

Strategy overview: Conservative Portfolio

The Conservative Portfolio strives to avoid losses while participating in rising markets worldwide. It follows a flexible investment approach, investing approximately 70% of its assets in bonds to generate income. There is also a stock component, which protects against inflation while providing a return potentially greater than a pure fixed-income investment. While the portfolio was positioned for a low-return environment, it benefited from its U.S. all-cap and international equity components. A lower-than-target weighting to U.S. fixed-income securities and a greater-than-target weighting to international bonds also contributed favorably to results.

In the equity portion of the portfolio, the U.S. all-cap growth component boosted returns, driven by adept selection within the energy, consumer cyclicals, and basic

Balanced Portfolio: Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

materials sectors. Favorable sector allocations added value, led by our emphasis on basic materials and moderate exposure to consumer cyclicals, conglomerates, and health care. The portfolio’s international equity component also benefited from allocation decisions, both in terms of sectors (basic materials, capital goods, and consumer staples) and countries (the United Kingdom, France, and Japan).

In the portfolio’s fixed-income component, the team maintained a defensive, shorter-duration position. Duration is a measure of a fund’s sensitivity to changes in interest rates. A shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the fund’s potential for appreciation when rates fall. Since rates generally rose during the period, the team’s defensive approach helped performance.

The most significant detractor from results during the fiscal year was the portfolio’s currency positioning. A beneficial weighting in the Australian dollar was not sufficient to offset our less successful positioning in the British pound, Swiss franc, and Norwegian krone.

Of special interest

Dividend increases

As interest rates have risen steadily over the past year, newer holdings in the Balanced and Conservative Portfolios have generated more income. Consequently, dividends for these two funds were each increased once during the period. For the Balanced Portfolio, the quarterly dividend on class A shares rose from $0.0320 to $0.0430 per share, effective with the December 2005 payment; the Conservative Portfolio’s monthly dividend on class A shares rose from $0.0170 to $0.0200 per share, effective November 2005. Similar dividend increases were made in other share classes at the time of these increases for class A shares.

Conservative Portfolio: Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the current benign global macroeconomic backdrop will allow gradual equity-market appreciation, as investors acknowledge record levels of corporate profitability. But we also believe that valuations are no longer as supportive of continued market advances as they have been over the past 12 months.

U.S. stocks have become more competitive with overseas markets, as investors increasingly embrace the robust U.S. corporate sector. Yet several risks confront equity markets, including stubbornly strong inflation data, soft housing markets, and the potential resumption of Fed rate tightening. Accordingly, we are positioning the portfolios conservatively, keeping duration relatively short to preserve principal, should rates rise. Among sectors, we look less favorably on corporate bonds, both investment grade and high yield. Fundamentals for corporate bonds are reasonably sound, but they continue to be richly priced. And surging new issuance, particularly for investment-grade bonds, raises concerns about oversupply.

The portfolios’ non-U.S. components are also positioned defensively against rising rates, but to a lesser degree. Overseas markets already reflect expectations of higher rates, because the major central banks have sent clear signals of potential tightening in the coming months. Emerging markets have softened, leading us to remain cautious in case they experience further setbacks in an environment of globally rising rates.

Within currencies, indicators remain negative for the yen. But we will opportunistically add yen exposure if the gap between U.S. and Japanese interest rates narrows. Within the U.S. dollar block, we are moderately bullish on the British pound and the Australian dollar. Interest-rate factors favor both currencies, while equity flows strengthen sterling and historically high commodity prices bolster the Australian dollar. We currently have a neutral outlook on the U.S. dollar.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Growth Portfolio

Fund performance Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.11%	8.64%	8.30%	8.30%	8.25%	8.25%	8.56%	8.28%	8.84%	9.38%

10 years	112.19	101.08	96.73	96.73	96.72	96.72	102.05	95.49	106.99	117.33
Annual average	7.81	7.24	7.00	7.00	7.00	7.00	7.29	6.93	7.55	8.07

5 years	64.53	55.82	58.51	56.51	58.60	58.60	60.57	55.43	62.50	66.69
Annual average	10.47	9.28	9.65	9.37	9.66	9.66	9.93	9.22	10.20	10.76

3 years	50.28	42.41	46.93	43.93	46.96	46.96	48.11	43.37	49.08	51.36
Annual average	14.54	12.51	13.69	12.91	13.69	13.69	13.99	12.76	14.24	14.82

1 year	12.19	6.32	11.37	6.37	11.38	10.38	11.60	7.93	11.85	12.40

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the 12-month period ended 9/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.099		$0.013	$0.024	$0.041		$0.088	$0.125

Capital gains	—		—	—	—		—	—

Total	$0.099		$0.013	$0.024	$0.041		$0.088	$0.125

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/05	$11.97	$12.63	$11.73	$11.57	$11.77	$12.17	$11.87	$12.08

9/30/06	13.32	14.06	13.05	12.86	13.09	13.53	13.18	13.44

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 9/30/96 to 9/30/06

Past performance does not indicate future results. At the end of the same time period for the Growth Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,673 and $19,672, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $19,549 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,699 and $21,733, respectively. See first page of performance section for performance calculation method.

Balanced Portfolio

Fund performance Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.09%	7.63%	7.28%	7.28%	7.22%	7.22%	7.57%	7.29%	7.79%	8.35%

10 years	94.60	84.44	80.55	80.55	80.13	80.13	84.99	78.97	89.18	99.70
Annual average	6.88	6.31	6.09	6.09	6.06	6.06	6.34	5.99	6.58	7.16

5 years	44.57	36.97	39.30	37.30	39.01	39.01	41.05	36.44	42.35	46.46
Annual average	7.65	6.49	6.85	6.55	6.81	6.81	7.12	6.41	7.32	7.93

3 years	35.62	28.54	32.63	29.63	32.41	32.41	33.65	29.31	34.33	36.71
Annual average	10.69	8.73	9.87	9.04	9.81	9.81	10.15	8.95	10.34	10.99

1 year	9.64	3.90	8.88	3.88	8.72	7.72	9.11	5.57	9.25	9.89

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the 12-month period ended 9/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.231		$0.145	$0.149	$0.174		$0.205	$0.259

Capital gains	—		—	—	—		—	—

Total	$0.231		$0.145	$0.149	$0.174		$0.205	$0.259

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/05	$11.04	$11.65	$10.96	$10.87	$11.02	$11.39	$10.99	$11.06

9/30/06	11.86	12.52	11.78	11.66	11.84	12.24	11.79	11.88

Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 9/30/96 to 9/30/06

Past performance does not indicate future results. At the end of the same time period for the Balanced Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,055 and $18,013, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,897 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,918 and $19,970, respectively. See first page of performance section for performance calculation method.

Conservative Portfolio

Fund performance Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.71%	6.25%	5.89%	5.89%	5.87%	5.87%	6.14%	5.86%	6.51%	6.95%

10 years	80.88	71.34	67.28	67.28	67.68	67.68	71.33	65.84	77.98	85.16
Annual average	6.11	5.53	5.28	5.28	5.30	5.30	5.53	5.19	5.93	6.35

5 years	35.89	28.78	30.30	28.30	30.48	30.48	31.86	27.60	35.36	37.17
Annual average	6.33	5.19	5.44	5.11	5.47	5.47	5.69	5.00	6.24	6.53

3 years	21.91	15.50	18.84	15.84	19.05	19.05	19.87	15.96	22.01	22.79
Annual average	6.83	4.92	5.92	5.02	5.98	5.98	6.23	5.06	6.86	7.08

1 year	6.46	0.84	5.61	0.61	5.64	4.64	5.86	2.42	6.49	6.75

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution information For the 12-month period ended 9/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12
Income	$0.328		$0.258	$0.260	$0.280		$0.305	$0.352

Capital gains	—		—	—	—		—	—

Total	$0.328		$0.258	$0.260	$0.280		$0.305	$0.352

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
9/30/05	$9.33	$9.85	$9.25	$9.24	$9.25	$9.56	$9.38	$9.31

9/30/06	9.59	10.12	9.50	9.49	9.50	9.82	9.67	9.57

Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 9/30/96 to 9/30/06

Past performance does not indicate future results. At the end of the same time period for the Conservative Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,728 and $16,768, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,584 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,798 and $18,516, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 9/30/06

			Lipper Mixed-	Lipper Mixed-
			Asset Target	Asset Target
			Allocation	Allocation
		Lehman	Conservative	Growth Funds
	Russell	Aggregate	Funds category	category
	3000 Index	Bond Index	average*	average†

Annual average
(life of fund)	10.50%	6.23%	7.56%	7.94%

10 years	130.31	86.31	85.08	100.35
Annual average	8.70	6.42	6.25	7.05

5 years	47.48	26.48	31.40	37.60
Annual average	8.08	4.81	5.55	6.50

3 years	44.28	10.49	16.93	32.24
Annual average	13.00	3.38	5.30	9.69

1 year	10.22	3.67	4.96	7.96

Index and Lipper results should be compared to fund performance at net asset value. During the fiscal year Lipper reassigned the portfolios to the categories shown in this table; results of the portfolios’ prior Lipper group would have differed.

* Over the 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 317, 175, 92, and 30 funds, respectively, in this Lipper category.

† Over the 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 581, 449, 351, and 181 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from April 1, 2006, to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio
Expenses paid per $1,000*	$ 6.06	$ 9.87	$ 9.87	$ 8.60	$ 7.33	$ 4.79

Ending value (after expenses)	$1,032.60	$1,029.20	$1,028.80	$1,029.90	$1,031.30	$1,033.90

Balanced Portfolio
Expenses paid per $1,000*	$ 5.46	$ 9.27	$ 9.26	$ 8.00	$ 6.73	$ 4.19

Ending value (after expenses)	$1,034.60	$1,030.80	$1,030.40	$1,031.90	$1,032.80	$1,036.70

Conservative Portfolio
Expenses paid per $1,000*	$ 5.95	$ 9.75	$ 9.75	$ 8.49	$ 7.23	$ 4.69

Ending value (after expenses)	$1,030.30	$1,026.60	$1,026.70	$1,027.90	$1,031.00	$1,031.70

* Expenses for each share class are calculated using each fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the expense ratio comparison table in the next section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2006, use the calculation method below. To find the value of your investment on April 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio
Expenses paid per $1,000*	$ 6.02	$ 9.80	$ 9.80	$ 8.54	$ 7.28	$ 4.76

Ending value (after expenses)	$1,019.10	$1,015.34	$1,015.34	$1,016.60	$1,017.85	$1,020.36

Balanced Portfolio
Expenses paid per $1,000*	$ 5.42	$ 9.20	$ 9.20	$ 7.94	$ 6.68	$ 4.15

Ending value (after expenses)	$1,019.70	$1,015.94	$1,015.94	$1,017.20	$1,018.45	$1,020.96

Conservative Portfolio
Expenses paid per $1,000*	$ 5.92	$ 9.70	$ 9.70	$ 8.44	$ 7.18	$ 4.66

Ending value (after expenses)	$1,019.20	$1,015.44	$1,015.44	$1,016.70	$1,017.95	$1,020.46

* Expenses for each share class are calculated using each fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the next table). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio annualized expense ratio*	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%

Average annualized expense ratio for Lipper peer group†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Balanced Portfolio annualized expense ratio*	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Average annualized expense ratio for Lipper peer group†	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Conservative Portfolio annualized expense ratio*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Average annualized expense ratio for Lipper peer group†	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

* For the funds' most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the funds' Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the funds, which may limit the comparability of the funds' expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Growth Portfolio*	85%	112%	120%	126%	82%

Lipper Mixed-Asset Target Allocation Growth Funds category average	72%	72%	74%	84%	76%

Balanced Portfolio*	90%	144%	159%	145%	108%

Lipper Mixed-Asset Target Allocation Growth Funds category average	72%	72%	74%	84%	76%

Conservative Portfolio*	133%	209%	259%	200%	144%

Lipper Mixed-Asset Target Allocation Conservative Funds category average	49%	50%	48%	52%	52%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 9/30/06.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s risk

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for each fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. Robert Kea and Robert Schoen are Portfolio Members of the funds. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the funds’ current Portfolio Leader and Portfolio Members have invested in the funds and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

GP	Assets in the Growth Portfolio	• Total assets in all Putnam funds
BP	Assets in the Balanced Portfolio
CP	Assets in the Conservative Portfolio

			$1 –	$10,001 –	$50,001 –	$100,001 –		$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000		$1,000,000	and over

Jeffrey Knight	2006					BP	CP	GP	•

Portfolio Leader	2005					BP	CP	GP	•

Robert Kea	2006	BP CP				GP	•

Portfolio Member	2005	BP CP				GP	•

Robert Schoen	2006	BP CP				GP	•

Portfolio Member	2005	BP CP			GP		•

Trustee and Putnam employee fund ownership

As of September 30, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in each of the funds and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Putnam
	Trustees	employees

Growth Portfolio	$ 406,000	$ 19,973,000

Balanced Portfolio	$ 5,308,000	$ 8,021,000

Conservative Portfolio	$ 6,413,000	$ 8,066,000

All Putnam funds	$90,000,000	$418,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to the Growth, Balanced, and Conservative Portfolios is approximately $790,000, $840,000, and $400,000, respectively. These amounts include a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amounts also include a portion of the 2005 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the funds’ fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Income Strategies Fund and the ten Putnam RetirementReady® Funds, and a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Income Strategies Fund and the ten Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge nor CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge nor CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of equity securities from emerging markets available to non-U.S. investors.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JP Morgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the following percentiles in management fees and in the following percentiles in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds):

Actual
	Management	Total Expenses
	Fee (percentile)	(percentile)

Putnam Asset Allocation Fund:
Conservative Portfolio	1st	20th

Putnam Asset Allocation Fund:
Balanced Portfolio	1st	1st

Putnam Asset Allocation Fund:
Growth Portfolio	10th	30th

(Because each fund’s custom peer group is smaller than each fund’s broad Lipper peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale.Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered the Lipper peer group percentile rankings of each fund’s class A share cumulative total return performance results. This information is shown in the following table. These rankings were determined on a cumulative-return basis and are for the one-, three- and five-year periods ended March 31, 2006. (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Where applicable, the table also shows the number of funds in the peer groups for the period; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. See the next page for more recent Lipper performance ranking information for the funds. Past performance is no guarantee of future results.

	One-year	Three-year	Five-year
	period	period	period

Putnam Asset Allocation Fund:	92nd	91st	87th
Conservative Portfolio
Lipper Global Flexible Portfolio Funds*

Putnam Asset Allocation Fund:	60th	77th	83rd
Balanced Portfolio
Lipper Global Flexible Portfolio Funds*

Putnam Asset Allocation Fund:	29th	33rd	61st
Growth Portfolio
Lipper Global Flexible Portfolio Funds*

The Trustees noted the disappointing performance for Putnam Asset Allocation Fund: Conservative Portfolio and Putnam Asset Allocation Fund: Balanced Portfolio for the one-, three- and five-year periods ended March 31, 2006 and for the three- and five-year periods ended March 31, 2006, respectively. In this regard, the Trustees considered Putnam Management’s view that one factor in each fund’s underperformance during these periods was that the Lipper Global Flexible Portfolio Funds category to which the fund was assigned based on its investment objective included numerous funds that pursue different investment strategies than the fund. The Trustees also considered each fund’s assignment to new holdings-based Lipper peer groups (Lipper Mixed-Asset Target Allocation Conservative Funds for Putnam Asset Allocation Fund: Conservative Portfolio and Lipper Mixed-Asset Target Allocation Growth Funds for Putnam Asset Allocation Fund: Balanced Portfolio), which Putnam Management believes will be more reflective of the investment strategies of each fund.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

* Unrelated to the Trustees’ approval the continuance of each fund’s management contract, in the second quarter of 2006, Lipper re-assigned each fund to a new peer group as follows: Putnam Asset Allocation Fund: Conservative Portfolio (Lipper Mixed-Asset Target Allocation Conservative Funds); Putnam Asset Allocation Fund: Balanced Portfolio (Lipper Mixed-Asset Target Allocation Growth Funds); and Putnam Asset Allocation Fund: Growth Portfolio (Lipper Mixed-Asset Target Allocation Growth Funds).

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

More recent peer group rankings

More recent Lipper percentile rankings are shown for each fund in the following table. Note that this information was not available to the Trustees when they approved the continuance of your fund’s management contract. The table shows the Lipper peer group percentile rankings of each fund’s class A share total return performance results. These rankings were determined on an annualized basis and are for the one-, five- and ten-year periods ended on the most recent calendar quarter (September 30, 2006). Where applicable, the table also shows the fund’s rank among the total number of funds in its peer group for the one-, five- and ten-year periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds.

Over the one, five-, and ten-year periods ended September 30, 2006, the Conservative Portfolio ranked 47th out of 317, 23rd out of 92, and 13th out of 30 funds, respectively; the Balanced Portfolio: 126th out of 581, 90th out of 351, and 94th out of 181 funds; the Growth Portfolio: 47th out of 581, 23rd out of 351, and 57th out of 181 funds.

	One-year	Five-year	Ten-year
	period	period	period

Putnam Asset Allocation Fund:	15%	25%	42%
Conservative Portfolio
Lipper Mixed-Asset Target
Allocation Conservative Funds*

Putnam Asset Allocation Fund:	22%	26%	52%
Balanced Portfolio
Lipper Mixed-Asset Target
Allocation Growth Funds*

Putnam Asset Allocation Fund:	9%	7%	32%
Growth Portfolio
Lipper Mixed-Asset Target
Allocation Growth Funds*

* Unrelated to the Trustees’ approval the continuance of each fund’s management contract, in the second quarter of 2006, Lipper re-assigned each fund to a new peer group as follows: Putnam Asset Allocation Fund: Conservative Portfolio (Lipper Mixed-Asset Target Allocation Conservative Funds); Putnam Asset Allocation Fund: Balanced Portfolio (Lipper Mixed-Asset Target Allocation Growth Funds); and Putnam Asset Allocation Fund: Growth Portfolio (Lipper Mixed-Asset Target Allocation Growth Funds).

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Asset Allocation Funds:

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the “trust”) at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts November 13, 2006

28

The funds’ portfolios 9/30/06

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Banking		7.9%		5.9%		3.2%

Allied Irish Banks PLC (Ireland)	69,646	$1,852,486	63,073	$1,677,654	15,906	$423,077
Australia & New Zealand Banking Group,
Ltd. (Australia)	92,117	1,840,685	83,423	1,666,961	21,157	422,760
Banca Popolare di Verona e Novara Scrl
(Italy)	6,488	179,064	—	—	—	—
Banco Bilbao Vizcaya Argentaria SA
(Spain)	9,883	228,450	—	—	—	—
Banco Bradesco SA (Preference) (Brazil)	37,653	1,249,143	—	—	—	—
Banco Nossa Caixa SA (Brazil)	15,900	317,487	—	—	—	—
Bank of America Corp. #	168,127	9,006,563	167,893	8,994,028	52,914	2,834,603
Bank of Fukuoka, Ltd. (The) (Japan)	216,000	1,592,992	195,000	1,438,118	48,000	353,998
Bank of Hawaii Corp.	18,200	876,512	18,200	876,512	5,700	274,512
Bank of Ireland (Ireland)	26,018	508,486	25,450	497,386	6,050	118,239
Bankunited Financial Corp. Class A	23,400	610,038	22,500	586,575	—	—
Barclays PLC (United Kingdom)	502,388	6,324,210	451,869	5,688,262	115,305	1,451,494
Bayerische Hypo-Und Vereinsbank AG
(Germany)	19,500	856,304	18,600	816,782	5,100	223,956
BNP Paribas SA (France)	71,818	7,718,353	58,526	6,289,848	14,822	1,592,935
Center Financial Corp.	22,100	525,538	21,400	508,892	—	—
Chiba Bank, Ltd. (The) (Japan)	174,000	1,557,399	158,000	1,414,190	40,000	358,023
China Merchants Bank Co., Ltd. Class H
(China) †	269,500	379,763	—	—	—	—
China Merchants Bank Co., Ltd. 144A
Class H (China) †	134,000	188,824	—	—	—	—
Citizens Banking Corp. (SG)	42,200	1,108,172	42,100	1,105,546	13,300	349,258
City Holding Co.	27,000	1,076,490	26,000	1,036,620	—	—
Commercial International Bank (Egypt)	164,453	1,321,733	—	—	—	—
Commerzbank AG (Germany)	52,685	1,783,048	48,034	1,625,641	12,010	406,461
Corus Bankshares, Inc. (SG) (SB) (SC)	134,500	3,007,420	133,100	2,976,116	34,400	769,184
Daegu Bank (South Korea)	142,550	2,381,323	—	—	—	—
DBS Group Holdings, Ltd. (Singapore)	145,000	1,754,945	131,000	1,585,502	33,000	399,401
Depfa Bank PLC (Ireland)	79,543	1,468,923	70,827	1,307,964	18,270	337,393
DnB Holdings ASA (Norway)	40,835	500,701	—	—	—	—
Downey Financial Corp.	18,900	1,257,606	18,500	1,230,990	3,400	226,236
Financial Institutions, Inc.	19,600	457,856	18,900	441,504	—	—
First Regional Bancorp †	15,700	534,899	15,300	521,271	—	—
FirstFed Financial Corp. † (SG) (SB) (SC)	36,120	2,048,726	35,500	2,013,560	6,400	363,008
Frontier Financial Corp. (SG) (SC)	29,100	754,854	28,950	750,963	9,150	237,351
HBOS PLC (United Kingdom)	268,890	5,308,316	243,506	4,807,195	61,177	1,207,731
Intervest Bancshares Corp. †	34,800	1,515,888	33,900	1,476,684	5,900	257,004
ITLA Capital Corp.	8,900	478,464	8,700	467,712	—	—
Kasikornbank PCL (Thailand)	268,600	491,221	—	—	—	—
KBC Groupe SA (Belgium)	40,579	4,268,551	36,891	3,880,606	9,344	982,906
KeyCorp	49,280	1,845,043	49,200	1,842,048	15,500	580,320
Kookmin Bank (South Korea)	33,095	2,591,436	—	—	—	—
Krung Thai Bank PCL (Thailand)	5,968,278	1,819,675	—	—	—	—
Krung Thai Bank PCL NVDR (Non Voting
Depository Receipt) (Thailand)	1,087,000	328,615	—	—	—	—
Mizuho Financial Group, Inc. (Japan)	585	4,530,775	364	2,819,149	93	720,277
Nara Bancorp, Inc.	49,800	910,842	48,200	881,578	—	—
Nordea AB (Sweden)	665,526	8,720,466	602,500	7,894,629	152,550	1,998,881
PFF Bancorp, Inc.	20,700	766,728	19,700	729,688	—	—
PNC Financial Services Group	32,300	2,339,812	32,300	2,339,812	10,200	738,888
Public Bank Berhad (Malaysia)	972,100	1,806,063	—	—	—	—
Public Bank Berhad (Malaysia)	320,300	581,837	—	—	—	—
Republic Bancorp, Inc.	49,830	664,234	47,370	631,442	—	—
Sberbank RF (Russia)	652	1,421,360	—	—	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Banking continued

Societe Generale (France)	68,946	$10,959,539	53,795	$8,551,162	13,631	$2,166,761
Southwest Bancorp, Inc.	22,400	578,368	21,500	555,130	—	—
Sterling Financial Corp.	26,100	846,423	26,100	846,423	8,200	265,926
Sumitomo Mitsui Financial Group, Inc.
(Japan)	149	1,562,814	137	1,436,950	35	367,104
Swedbank AB (Sweden)	10,900	323,586	—	—	—	—
Trustmark Corp.	30,700	964,901	30,700	964,901	9,700	304,871
U.S. Bancorp	142,887	4,746,706	142,654	4,738,966	44,900	1,491,578
Unibanco - Uniao de Bancos Brasileiros
SA ADR (Brazil)	32,520	2,406,480	—	—	—	—
UniCredito Italiano SpA (Italy)	75,619	626,874	—	—	—	—
UnionBanCal Corp.	74,500	4,537,050	74,385	4,530,047	23,400	1,425,060
Vineyard National Bancorp	21,600	560,736	20,700	537,372	—	—
W Holding Co., Inc. (Puerto Rico)	108,100	638,871	108,000	638,280	34,000	200,940
Wachovia Corp.	107,513	5,999,225	107,415	5,993,757	33,796	1,885,817
Washington Mutual, Inc.	84,400	3,668,868	84,300	3,664,521	26,500	1,151,955
Wells Fargo & Co.	236,960	8,573,213	236,652	8,562,069	74,500	2,695,410
West Coast Bancorp	12,100	369,534	12,000	366,480	—	—
Westpac Banking Corp. (Australia)	238,595	4,035,263	216,910	3,668,513	54,937	929,128
		———————————————		———————————————		———————————————
		147,056,770		117,875,999		30,512,446

Basic Materials		5.2%		3.2%		1.7%

AK Steel Holding Corp. †	76,100	923,854	76,000	922,640	23,900	290,146
Albany International Corp.	26,440	841,321	26,400	840,048	8,300	264,106
Algoma Steel, Inc. (Canada) †	9,500	266,671	—	—	—	—
Aveng, Ltd. (South Africa)	649,191	2,299,694	—	—	—	—
Balfour Beatty PLC (United Kingdom)	94,676	728,083	92,609	712,187	24,077	185,158
BASF AG (Germany)	25,878	2,075,444	23,435	1,879,513	5,865	470,380
BlueScope Steel, Ltd. (Australia)	90,031	434,658	88,066	425,171	22,896	110,539
Builders FirstSource, Inc. †	26,100	397,503	26,100	397,503	8,200	124,886
Carpenter Technology Corp.	24,100	2,590,991	23,400	2,515,734	4,000	430,040
Chaparral Steel Co. †	29,900	1,018,394	29,800	1,014,988	9,400	320,164
China Bluechemical, Ltd. 144A Class H
(China) †	621,000	180,116	—	—	—	—
China Oriental Group Co., Ltd.
(Hong Kong)	52,000	10,416	—	—	—	—
China Steel Corp. (Taiwan)	1,855,110	1,600,231	—	—	—	—
Clariant AG (Switzerland) †	96,656	1,303,036	86,691	1,168,696	22,200	299,282
Cleveland-Cliffs, Inc. (SB)	17,000	647,870	16,800	640,248	—	—
Coeur d’Alene Mines Corp. †	57,900	272,709	57,200	269,412	—	—
Companhia Vale do Rio Doce (CVRD) ADR
(Brazil)	85,972	1,853,556	—	—	—	—
Companhia Vale do Rio Doce (CVRD)
(Preference A) ADR (Brazil)	79,500	1,471,545	—	—	—	—
CRH PLC (Ireland)	33,123	1,117,224	—	—	—	—
Dow Chemical Co. (The)	64,900	2,529,802	64,800	2,525,904	20,400	795,192
Duratex SA (Preference) (Brazil)	84,300	961,486	—	—	—	—
Eagle Materials, Inc.	29,400	990,192	28,700	966,616	—	—
Fletcher Building, Ltd. (New Zealand)	776,816	4,355,214	703,481	3,944,062	178,253	999,374
Gold Fields, Ltd. (South Africa)	15,402	272,780	—	—	—	—
Gold Fields, Ltd. ADR (South Africa)	75,497	1,346,866	—	—	—	—
Grief, Inc. Class A	18,599	1,489,966	17,900	1,433,969	2,300	184,253
H.B. Fuller Co.	119,400	2,798,736	118,200	2,770,608	28,600	670,384
Impala Platinum Holdings, Ltd.
(South Africa)	9,510	1,574,159	—	—	—	—
Imperial Chemical Industries PLC
(United Kingdom)	58,656	435,195	57,376	425,698	14,163	105,082
Italcementi SpA (Italy)	25,813	652,914	25,250	638,674	6,564	166,030

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Basic Materials continued

Italian-Thai Development PLC NVDR
(Thailand)	6,734,800	$1,008,321	—	$—	—	$—
James Hardie Industries NV (Netherlands)	64,099	357,221	62,700	349,424	14,911	83,098
JFE Holdings, Inc. (Japan)	19,700	774,893	18,700	735,559	4,900	192,740
KCC Corp. (South Korea)	4,120	1,182,487	—	—	—	—
Kingspan Group PLC (Ireland)	8,666	178,366	—	—	—	—
Kobe Steel, Ltd. (Japan)	915,000	2,887,635	831,000	2,622,541	211,000	665,892
Koninklijke DSM NV (Netherlands)	25,292	1,108,085	23,545	1,031,546	6,315	276,671
Koppers Holdings, Inc.	40,300	764,491	38,800	736,036	—	—
Korea Zinc Co., Ltd. (South Korea)	10,220	927,746	—	—	—	—
LG Engineering & Construction, Ltd.
(South Korea)	24,720	1,735,941	—	—	—	—
Linde AG (Germany)	7,871	741,525	7,700	725,415	2,000	188,419
Lupatech SA (Brazil) †	107,763	1,134,739	—	—	—	—
Mittal Steel Co. NV (Netherlands)	152,708	5,326,786	138,291	4,823,889	35,025	1,221,748
Monsanto Co.	25,100	1,179,951	25,100	1,179,951	7,900	371,379
NS Group, Inc. †	9,300	600,315	9,300	600,315	2,900	187,195
Nucor Corp.	67,400	3,335,626	67,300	3,330,677	21,200	1,049,188
Orascom Construction Industries
(OCI) (Egypt)	68,347	2,984,603	—	—	—	—
Oregon Steel Mills, Inc. †	13,300	649,971	13,200	645,084	4,200	205,254
Phelps Dodge Corp.	38,600	3,269,420	38,600	3,269,420	12,200	1,033,340
Pioneer Cos., Inc. †	16,800	411,768	16,000	392,160	—	—
POSCO (South Korea)	11,019	2,860,290	—	—	—	—
POSCO ADR (South Korea)	10,100	655,793	—	—	—	—
PPG Industries, Inc.	41,940	2,813,335	41,850	2,807,298	13,200	885,456
PW Eagle, Inc. (SG) (SB) (SC)	52,200	1,566,522	51,600	1,548,516	4,200	126,042
Quanex Corp.	21,850	663,148	21,850	663,148	6,900	209,415
Rautaruukki OYJ (Finland)	45,650	1,309,630	41,250	1,183,400	10,350	296,926
Rayonier, Inc. (SG) (SB) (SC)	77,025	2,911,545	76,850	2,904,930	24,200	914,760
Rinker Group, Ltd. (Australia)	123,912	1,285,736	110,090	1,142,316	28,300	293,647
Shin-Etsu Chemical Co. (Japan)	27,000	1,722,528	17,600	1,122,833	4,500	287,088
Sika AG (Switzerland) †	398	500,040	—	—	—	—
Silgan Holdings, Inc.	24,900	935,244	24,400	916,464	—	—
Silver Wheaton Corp.
(Canada) † (SG) (SB)	75,200	709,888	73,900	697,616	—	—
Skanska AB Class B (Sweden)	96,200	1,628,172	87,200	1,475,848	22,000	372,347
Southern Copper Corp. (SG) (SB) (SC)	15,243	1,409,978	15,200	1,406,000	4,800	444,000
Steel Dynamics, Inc.	6,600	332,970	6,500	327,925	—	—
Steel Technologies, Inc.	20,000	392,600	20,000	392,600	6,300	123,669
Sterling Chemicals, Inc. †	125	1,594	—	—	34	434
Technicas Reunidas SA 144A (Spain) †	8,614	263,379	—	—	—	—
Teck Cominco, Ltd. Class B (Canada)	4,600	288,686	—	—	—	—
Toray Industries, Inc. (Japan)	33,000	249,601	—	—	—	—
Tostem Inax Holding Corp. (Japan)	240	5,038	—	—	—	—
Universal Forest Products, Inc.	16,800	824,040	16,600	814,230	3,300	161,865
Usinas Siderurgicas de Minas Gerais
(Usiminas) (Preference) (Brazil)	54,578	1,634,825	—	—	—	—
Vallourec (France)	741	172,599	—	—	—	—
Voest-Alpine AG (Austria)	78,402	3,234,330	71,009	2,929,346	17,843	736,080
WHX Corp. †	14,371	129,339	—	—	5,946	53,514
Zinifex, Ltd. (Australia)	34,022	296,741	—	—	—	—
		——————————		——————————		——————————
		96,798,107		64,266,158		15,795,183

Capital Goods		5.8%		5.0%		2.6%

ABB, Ltd. (Switzerland)	27,681	363,236	27,076	355,297	7,040	92,380
Actividades de Construccion y Servicios
SA (Spain)	61,918	2,933,108	56,075	2,656,320	14,142	669,918

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Capital Goods continued

AEP Industries, Inc. †	15,000	$629,250	15,000	$629,250	4,700	$197,165
AGCO Corp. †	27,200	689,520	25,900	656,565	—	—
American Science &
Engineering, Inc. † (SG) (SB)	13,000	630,760	12,800	621,056	—	—
Andritz AG (Austria)	20,546	3,130,635	18,607	2,835,185	4,714	718,282
Applied Industrial Technologies, Inc.	68,590	1,673,596	67,825	1,654,930	10,000	244,000
Autoliv, Inc. (Sweden)	28,800	1,587,168	28,700	1,581,657	9,100	501,501
BAE Systems PLC (United Kingdom)	149,777	1,105,666	138,485	1,022,308	36,796	271,631
Bharat Heavy Electricals, Ltd. (India)	14,726	767,527	—	—	—	—
Boeing Co. (The)	80,550	6,351,368	80,400	6,339,540	25,300	1,994,905
Bouygues SA (France)	26,224	1,401,022	23,911	1,277,450	6,192	330,809
CAE, Inc. (Canada)	40,000	341,761	—	—	—	—
Canon, Inc. (Japan)	77,600	4,065,185	65,900	3,452,264	16,600	869,614
Cascade Corp.	14,300	652,795	13,600	620,840	—	—
Clean Harbors, Inc. †	18,000	783,900	17,800	775,190	—	—
Cookson Group PLC (United Kingdom)	92,677	982,302	87,761	930,196	23,448	248,530
Cummins, Inc.	42,230	5,035,083	42,190	5,030,314	13,300	1,585,759
Daito Trust Construction Co., Ltd.
(Japan)	39,000	2,123,615	11,400	620,749	3,000	163,355
Eaton Corp.	8,600	592,110	8,500	585,225	2,700	185,895
Emerson Electric Co.	40,890	3,429,035	40,900	3,429,874	12,900	1,081,794
EnPro Industries, Inc. †	14,790	444,587	14,800	444,888	4,700	141,282
European Aeronautic Defense and
Space Co. (Netherlands)	24,004	689,551	22,761	653,844	5,918	170,003
Flow International Corp. †	77,400	1,003,878	77,300	1,002,581	24,400	316,468
Franklin Electric Co., Inc.	10,400	552,656	10,300	547,342	—	—
Freightcar America, Inc.	31,000	1,643,000	30,400	1,611,200	4,700	249,100
Fujikura, Ltd. (Japan)	42,000	461,912	41,000	450,915	10,000	109,979
Global Imaging Systems, Inc. †	21,000	463,470	20,700	456,849	—	—
Heico Corp. (SG) (SB)	16,500	565,950	15,900	545,370	—	—
Herman Miller, Inc.	76,000	2,599,960	75,900	2,596,539	23,900	817,619
Hyundai Mobis (South Korea)	20,020	2,055,921	—	—	—	—
Illinois Tool Works, Inc.	47,500	2,132,750	47,500	2,132,750	14,900	669,010
Imation Corp.	15,000	602,250	14,500	582,175	—	—
IMI PLC (United Kingdom)	91,696	867,863	86,832	821,828	23,485	222,275
Insteel Industries, Inc.	20,200	401,374	20,100	399,387	6,300	125,181
JLG Industries, Inc.	81,700	1,618,477	81,600	1,616,496	25,700	509,117
John H. Harland Co.	38,940	1,419,363	38,600	1,406,970	9,600	349,920
Lancaster Colony Corp.	12,100	541,596	12,000	537,120	3,800	170,088
Leighton Holdings, Ltd. (Australia)	75,314	1,087,963	69,677	1,006,532	18,845	272,229
Lockheed Martin Corp.	66,300	5,705,778	66,200	5,697,172	20,900	1,798,654
Makita Corp. (Japan)	15,800	463,511	—	—	—	—
MAN AG (Germany)	16,610	1,401,777	14,759	1,245,565	3,904	329,472
Manitowoc Co., Inc. (The)	13,200	591,228	13,200	591,228	4,200	188,118
Modine Manufacturing Co.	43,200	1,051,056	43,200	1,051,056	13,600	330,888
Moog, Inc. †	48,100	1,667,146	46,950	1,627,287	—	—
Mueller Industries, Inc.	14,500	509,965	14,100	495,897	—	—
NACCO Industries, Inc. Class A	3,600	489,276	3,600	489,276	1,100	149,501
Nordson Corp. (SB)	27,000	1,076,220	27,000	1,076,220	8,500	338,810
Orbital Sciences Corp. †	33,500	628,795	33,100	621,287	—	—
Parker-Hannifin Corp.	41,500	3,225,795	41,500	3,225,795	13,100	1,018,263
Pinguely-Haulotte (France)	5,940	153,557	—	—	—	—
Raytheon Co.	16,800	806,568	16,800	806,568	5,300	254,453
Rieter Holding AG (Switzerland)	18,745	8,052,156	16,977	7,292,689	4,302	1,847,979
Rockwell Automation, Inc.	12,208	709,285	12,195	708,530	3,817	221,768
Rofin-Sinar Technologies, Inc. †	20,600	1,251,862	20,500	1,245,785	2,800	170,156
Schneider Electric SA (France)	5,336	594,417	—	—	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%

	Shares	Value	Shares	Value	Shares	Value

Capital Goods continued

Shanghai Prime Machinery Co., Ltd.
Class H (China) †	2,202,000	$710,264	—	$—	—	$—
Shanghai Prime Machinery Co., Ltd.
Class H1 (China) †	624,000	201,274	—	—	—	—
Siemens AG (Germany)	15	1,307	—	—	24	2,092
SMC Corp. (Japan)	2,100	277,163	—	—	—	—
Smith (A.O.) Corp.	12,500	492,875	12,500	492,875	3,900	153,777
Teledyne Technologies, Inc. †	22,600	894,960	22,300	883,080	—	—
Terex Corp. †	70,280	3,178,062	70,234	3,175,981	22,100	999,362
Thomas & Betts Corp. †	53,700	2,562,027	53,700	2,562,027	16,900	806,299
ThyssenKrupp AG (Germany)	1	34	—	—	—	—
Timken Co.	21,500	640,270	21,500	640,270	6,800	202,504
United Industrial Corp. (SB)	40,360	2,159,260	39,400	2,107,900	2,700	144,450
United Stationers, Inc. †	18,600	865,086	18,600	865,086	5,900	274,409
United Technologies Corp.	19,100	1,209,985	19,100	1,209,985	6,000	380,100
URS Corp. †	8,900	346,121	8,700	338,343	—	—
USEC, Inc.	94,500	910,980	94,400	910,016	29,700	286,308
Valmont Industries, Inc.	17,200	898,700	17,200	898,700	5,400	282,150
Vinci SA (France)	24,624	2,738,373	22,307	2,480,705	5,669	630,435
Volvo AB Class A (Sweden)	25,600	1,586,351	22,800	1,412,844	6,000	371,801
Wabtec Corp.	20,200	548,026	20,000	542,600	—	—
Wartsila OYJ Class B (Finland)	27,100	1,098,396	24,600	997,068	6,700	271,559
WESCO International, Inc. † (SG) (SB)	16,500	957,495	16,300	945,889	—	—
		————————		————————		————————
		109,076,564		98,524,720		24,731,117

Communication Services		3.9%		2.5%		1.4%

America Movil SA de CV ADR Ser. L
(Mexico)	27,474	1,081,651	—	—	—	—
AT&T, Inc. (SG) (SB) #	159,621	5,197,260	159,432	5,191,106	50,237	1,635,717
Axtel SA de CV (Mexico) †	1,081,955	2,243,720	—	—	—	—
Axtel SA de CV 144A (Mexico) †	196,500	407,495	—	—	—	—
Belgacom SA (Belgium)	17,083	665,131	16,733	651,504	4,571	177,973
BellSouth Corp.	83,110	3,552,953	83,064	3,550,986	26,200	1,120,050
Brightpoint, Inc. †	41,410	588,850	39,780	565,672	—	—
BT Group PLC (United Kingdom)	53,883	269,708	—	—	—	—
China Mobile, Ltd. (Hong Kong)	244,000	1,723,317	—	—	—	—
China Netcom Group Corp., Ltd.
(Hong Kong)	1,393,000	2,496,099	—	—	—	—
China Unicom, Ltd. (Hong Kong)	1,658,000	1,631,176	—	—	—	—
Commonwealth Telephone
Enterprises, Inc. (SB)	18,200	750,386	18,100	746,263	5,700	235,011
Comstar United Telesystems GDR (Russia)	16,579	111,908	—	—	—	—
Comstar United Telesystems 144A GDR
(Russia) (SG)	164,314	1,109,120	—	—	—	—
CT Communications, Inc. (SG) (SB)	68,700	1,492,164	68,600	1,489,992	21,600	469,152
Deutsche Telekom AG (Germany)	32,202	511,062	31,499	499,905	8,189	129,964
Deutsche Telekom AG ADR (Germany)	53,266	845,331	50,432	800,356	13,464	213,674
DirecTV Group, Inc. (The) † (SG)	89,300	1,757,424	89,100	1,753,488	28,100	553,008
Earthlink, Inc. † (SC)	130,580	949,317	128,938	937,379	24,204	175,963
ECI Telecom, Ltd. (Israel) †	87,800	724,350	—	—	—	—
Embarq Corp.	15,919	770,002	15,846	766,471	4,975	240,641
Far EasTone Telecommunications Co.,
Ltd. (Taiwan)	726,000	786,663	—	—	—	—
France Telecom SA (France)	42,179	966,973	39,074	895,789	10,342	237,095
Globe Telecom, Inc. (Philippines)	48,570	1,040,901	—	—	—	—
Golden Telecom, Inc. (Russia)	16,500	499,125	16,500	499,125	5,200	157,300
InterDigital Communications Corp. †	83,800	2,857,580	83,400	2,843,940	19,400	661,540

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Communication Services continued

j2 Global Communications,
Inc. † (SG) (SB)	43,900	$1,192,763	43,500	$1,181,895	6,900	$187,473
Koninklijke (Royal) KPN NV (Netherlands)	185,582	2,364,685	137,276	1,749,170	34,365	437,879
KT Freetel Co., Ltd. (South Korea)	32,510	999,013	—	—	—	—
Liberty Global, Inc. Class A †	56,400	1,451,736	56,300	1,449,162	17,700	455,598
Maroc Telecom (Morocco)	19,125	289,231	—	—	—	—
Mobile Telesystems ADR (Russia)	72,750	2,747,768	—	—	—	—
Nice Systems, Ltd. ADR (Israel) †	18,800	520,196	18,600	514,662	—	—
NII Holdings, Inc. †	26,961	1,675,896	—	—	—	—
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	608	2,987,379	552	2,712,226	139	682,970
NTT DoCoMo, Inc. (Japan)	594	915,943	564	869,683	158	243,635
Premiere Global Services, Inc. †	164,710	1,429,683	163,700	1,420,916	28,200	244,776
Rogers Communications Class B (Canada)	3,300	181,065	—	—	—	—
SAVVIS, Inc. † (SG) (SB)	21,600	615,600	21,300	607,050	—	—
Sprint Nextel Corp.	258,980	4,441,507	258,620	4,435,333	81,500	1,397,725
Syniverse Holdings, Inc. †	58,992	884,880	58,150	872,250	—	—
Telecom Italia SpA (Italy)	166	471	—	—	—	—
Telefonica SA (Spain)	72,339	1,252,508	64,710	1,120,416	17,355	300,492
Telekom Austria AG (Austria)	15,127	381,281	14,797	372,963	3,519	88,698
Telkom SA, Ltd. (South Africa)	69,852	1,210,225	—	—	—	—
USA Mobility, Inc.	45,100	1,030,084	45,000	1,027,800	14,200	324,328
Verizon Communications, Inc.	206,376	7,662,741	206,053	7,650,748	64,900	2,409,737
Vodafone Group PLC (United Kingdom)	982,682	2,243,722	889,911	2,031,901	225,493	514,860
Windstream Corp.	60,100	792,719	60,000	791,400	18,900	249,291
		——————————		——————————		——————————
		72,300,762		49,999,551		13,544,550

Communications Equipment		1.0%		0.9%		0.6%

Arris Group, Inc. †	82,400	944,304	82,300	943,158	25,900	296,814
Cisco Systems, Inc. † #	371,290	8,539,670	370,776	8,527,848	116,800	2,686,400
Coinstar, Inc. †	17,900	515,162	17,900	515,162	5,600	161,168
CommScope, Inc. † (SG)	22,300	732,778	21,400	703,204	—	—
F5 Networks, Inc. †	8,200	440,504	8,100	435,132	—	—
Nokia OYJ (Finland)	267,760	5,311,008	241,664	4,793,395	61,212	1,214,137
Qualcomm, Inc.	54,470	1,979,985	54,400	1,977,440	17,100	621,585
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	267,492	927,359	255,027	884,145	65,939	228,602
		——————————		——————————		——————————
		19,390,770		18,779,484		5,208,706

Computers		2.3%		1.9%		0.9%

Anixter International, Inc. (SB)	11,900	671,993	11,800	666,346	—	—
ANSYS, Inc. †	21,600	954,288	21,100	932,198	—	—
Avocent Corp. †	25,900	780,108	24,400	734,928	—	—
Blackbaud, Inc.	42,100	925,779	41,600	914,784	—	—
Brocade Communications
Systems, Inc. † (SB)	310,900	2,194,954	308,500	2,178,010	73,900	521,734
D-Link Corp. (Taiwan)	784,000	831,490	—	—	—	—
Dell, Inc. †	48,100	1,098,604	48,000	1,096,320	15,100	344,884
Emulex Corp. †	28,500	517,845	27,500	499,675	—	—
Fujitsu, Ltd. (Japan)	105,000	869,228	99,000	819,558	28,000	231,794
Hewlett-Packard Co.	261,600	9,598,104	261,200	9,583,428	82,300	3,019,587
IBM Corp.	108,840	8,918,350	108,700	8,906,878	34,200	2,802,348
Lexmark International, Inc. Class A †	11,300	651,558	11,300	651,558	3,600	207,576
Lite-On Technology Corp. (Taiwan)	629,921	779,661	—	—	—	—
Mitsubishi Electric Corp. (Japan)	129,000	1,085,008	119,000	1,000,899	32,000	269,149
MTS Systems Corp.	49,000	1,584,660	48,150	1,557,171	5,000	161,700
NET One Systems Co., Ltd. (Japan)	316	441,037	310	432,662	85	118,633
Open Solutions, Inc. †	18,100	521,461	17,900	515,699	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Computers continued

Palm, Inc. † (SG)	53,900	$784,784	52,400	$762,944	—	$—
RadiSys Corp. †	26,120	555,050	26,100	554,625	8,200	174,250
RealNetworks, Inc. †	154,500	1,639,245	154,300	1,637,123	48,600	515,646
Satyam Computer Services, Ltd. (India)	47,102	839,410	—	—	—	—
Smith Micro Software, Inc. †
(SG) (SB) (SC)	40,700	585,266	40,700	585,266	12,800	184,064
SPSS, Inc. †	32,100	800,253	32,000	797,760	10,100	251,793
Transaction Systems Architects, Inc. †	18,200	624,624	18,100	621,192	5,700	195,624
Trident Microsystems, Inc. †	15,100	351,226	14,900	346,574	—	—
Vasco Data Security Intl. †	74,100	767,676	73,200	758,352	—	—
Western Digital Corp. †	29,323	530,746	28,970	524,357	—	—
Wincor Nixdorf AG (Germany)	1,894	274,367	—	—	—	—
Wistron Corp. (Taiwan)	1,705,446	1,931,408	—	—	—	—
Xyratex, Ltd. (Bermuda) †	22,800	434,568	22,500	428,850	—	—
		——————————		——————————		——————————
		42,542,751		37,507,157		8,998,782

Conglomerates		1.0%		0.9%		0.5%

3M Co.	49,920	3,715,046	49,910	3,714,302	15,700	1,168,394
AMETEK, Inc.	8,700	378,885	8,600	374,530	—	—
Ansell, Ltd. (Australia)	114,864	906,769	108,919	859,838	28,319	223,558
General Electric Co. #	130,980	4,623,594	130,778	4,616,463	41,200	1,454,360
Honeywell International, Inc.	20,200	826,180	20,100	822,090	6,300	257,670
Itochu Corp. (Japan)	330,000	2,567,278	300,000	2,333,889	76,000	591,252
Swire Pacific, Ltd. (Hong Kong)	297,500	3,102,627	270,500	2,821,044	68,500	714,386
Vivendi SA (France)	83,160	2,994,545	75,602	2,722,386	19,148	689,509
		——————————		——————————		——————————
		19,114,924		18,264,542		5,099,129

Consumer Cyclicals		8.9%		7.5%		3.5%

Adidas-Salomon AG (Germany)	11,448	537,371	11,200	525,730	2,800	131,433
Advance America Cash Advance
Centers, Inc.	31,100	448,462	30,700	442,694	—	—
Aegis Group PLC (United Kingdom)	363,898	909,035	345,060	861,977	92,192	230,300
Aisin Seiki Co., Ltd. (Japan)	42,500	1,245,627	37,800	1,107,875	9,700	284,296
American Eagle Outfitters, Inc.
(SG) (SB)	64,760	2,838,431	64,640	2,833,171	20,400	894,132
American Woodmark Corp. (SG) (SB) (SC)	28,000	943,320	27,900	939,951	8,800	296,472
AnnTaylor Stores Corp. †	18,500	774,410	18,400	770,224	5,800	242,788
Aristocrat Leisure, Ltd. (Australia)	27,124	285,101	—	—	—	—
Assa Abloy AB Class B (Sweden)	600	11,158	—	—	200	3,719
Autobacs Seven Co., Ltd. (Japan)	12,800	480,712	12,500	469,445	3,300	123,933
Barloworld, Ltd. (South Africa)	58,463	975,249	—	—	—	—
Barratt Developments PLC
(United Kingdom)	15,056	299,760	—	—	—	—
Bayerische Motoren Werke (BMW) AG
(Germany)	4,550	243,603	—	—	—	—
Berkeley Group Holdings PLC
(United Kingdom) †	127,453	3,201,691	105,762	2,656,801	26,656	669,614
BJ’s Wholesale Club, Inc. †	20,000	583,600	19,000	554,420	—	—
British Sky Broadcasting PLC
(United Kingdom)	128,664	1,312,069	117,316	1,196,347	30,868	314,781
Brown Shoe Co., Inc.	15,800	566,272	15,800	566,272	5,000	179,200
Buckle, Inc. (The)	24,450	927,633	23,900	906,766	—	—
Burberry Group PLC (United Kingdom)	65,479	631,043	64,050	617,271	16,652	160,481
Casey’s General Stores, Inc.	73,860	1,644,862	72,600	1,616,802	15,800	351,866
Catalina Marketing Corp.	19,200	528,000	18,500	508,750	—	—
Cato Corp. (The) Class A	27,350	599,239	26,300	576,233	—	—
Charlotte Russe Holding, Inc. †	51,100	1,407,294	50,800	1,399,032	10,000	275,400
Choice Hotels International, Inc.	15,300	625,770	14,700	601,230	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%

	Shares	Value	Shares	Value	Shares	Value
Consumer Cyclicals continued

Citadel Broadcasting Corp.	52,600	$494,440	52,600	$494,440	16,600	$156,040
Claire’s Stores, Inc.	20,500	597,780	19,500	568,620	—	—
Consolidated Graphics, Inc. †	22,100	1,329,757	21,400	1,287,638	2,600	156,442
Continental AG (Germany)	20,232	2,347,584	18,323	2,126,077	4,652	539,787
Cumulus Media, Inc. Class A †	44,700	427,332	44,600	426,376	14,100	134,796
Daily Mail and General Trust Class A
(United Kingdom)	76,261	863,854	72,313	819,133	19,667	222,780
Davis Service Group PLC (United Kingdom)	90,155	809,078	85,373	766,163	22,197	199,203
Deckers Outdoor Corp. † (SG) (SB)	40,900	1,935,388	40,000	1,892,800	3,500	165,620
Dillards, Inc. Class A (SB)	14,400	471,312	14,100	461,493	—	—
Dollar Tree Stores, Inc. †	59,500	1,842,120	59,400	1,839,024	18,700	578,952
Dress Barn, Inc. †	83,400	1,819,788	83,000	1,811,060	16,100	351,302
DSW, Inc. Class A † (SG) (SB)	24,400	768,600	23,600	743,400	—	—
EMAP PLC (United Kingdom)	50,696	712,031	46,902	658,743	12,195	171,280
EMAP PLC Class B (United Kingdom) (F) †	60,836	124,986	56,283	115,632	14,634	30,065
Fiat SpA (Italy) † (SG) (SB) (SC)	171,039	2,723,140	154,893	2,466,077	38,881	619,031
First Choice Holidays PLC
(United Kingdom)	188,935	703,983	179,154	667,539	48,946	182,376
Foschini, Ltd. (South Africa)	22,413	132,808	—	—	—	—
General Motors Corp. (SG) (SB) (SC)	75,900	2,524,434	75,800	2,521,108	23,900	794,914
Genesco, Inc. †	21,500	741,105	21,200	730,764	—	—
Genlyte Group, Inc. (The) †	30,600	2,178,720	30,500	2,171,600	6,100	434,320
Gildan Activewear, Inc. (Canada) †	5,100	248,462	—	—	—	—
Greek Organization of Football
Prognostics (OPAP) SA (Greece)	2	67	—	—	—	—
Group 1 Automotive, Inc.	9,600	479,040	9,500	474,050	—	—
GS Holdings Corp. (South Korea)	29,700	1,041,366	—	—	—	—
GUS PLC (United Kingdom)	79,369	1,431,974	71,878	1,296,822	18,126	327,029
Gymboree Corp. (The) †	39,600	1,670,328	39,300	1,657,674	5,400	227,772
Hasbro, Inc.	38,400	873,600	38,300	871,325	12,100	275,275
Home Depot, Inc. (The)	15,700	569,439	15,700	569,439	4,900	177,723
Honda Motor Co., Ltd. (Japan)	25,600	864,154	24,200	816,895	6,400	216,038
Hyunjin Materials Co., Ltd.
(South Korea) †	27,556	480,674	—	—	—	—
ICT Group, Inc. †	19,900	626,253	19,900	626,253	—	—
Industria de Diseno Textil (Inditex) SA
(Spain)	44,328	2,063,921	40,145	1,869,160	10,125	471,422
inVentiv Health, Inc. †	27,000	864,810	26,700	855,201	—	—
Jakks Pacific, Inc. †	73,300	1,306,939	72,100	1,285,543	11,600	206,828
K-Swiss, Inc. Class A	44,100	1,325,646	43,800	1,316,628	8,000	240,480
Kellwood Co.	24,700	712,101	24,700	712,101	7,800	224,874
Knology, Inc. †	149	1,478	—	—	66	655
Kuoni Reisen Holding AG (Switzerland) †	3,714	1,904,995	3,365	1,725,985	852	437,010
Laidlaw International, Inc.	72,500	1,981,425	71,800	1,962,294	15,900	434,547
Lamson & Sessions Co. (The) † (SG) (SB)	22,400	533,568	22,000	524,040	—	—
Landauer, Inc.	11,600	588,700	11,200	568,400	—	—
Live Nation, Inc. † (SB)	27,600	563,592	27,500	561,550	8,700	177,654
Lodgenet Entertainment Corp. †	17,500	330,400	17,300	326,624	—	—
Lotte Shopping Co., Ltd. (South Korea)	4,080	1,446,254	—	—	—	—
Lowe’s Cos., Inc.	75,300	2,112,918	75,100	2,107,306	23,700	665,022
LSI Industries, Inc.	15,900	258,375	15,500	251,875	—	—
Macrovision Corp. †	54,700	1,295,843	54,200	1,283,998	8,400	198,996
Maidenform Brands, Inc. †	54,700	1,055,710	54,000	1,042,200	—	—
Manpower, Inc.	10,900	667,843	10,800	661,716	3,400	208,318
Marks & Spencer Group PLC
(United Kingdom)	243,598	2,923,169	190,323	2,283,871	48,226	578,711
Marvel Entertainment, Inc. † (SG) (SB)	28,000	675,920	27,700	668,678	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value
Consumer Cyclicals continued

Matsushita Electric Industrial Co.,
Ltd. (Japan)	177,000	$3,762,198	124,000	$2,635,664	32,000	$680,171
Mattel, Inc.	65,200	1,284,440	65,200	1,284,440	20,500	403,850
McGraw-Hill Cos., Inc. (The)	91,300	5,298,139	91,200	5,292,336	28,700	1,665,461
Mediaset SpA (Italy)	59,635	640,148	58,359	626,451	15,900	170,678
Men’s Wearhouse, Inc. (The)	22,350	831,644	21,450	798,155	—	—
Modern Times Group AB Class B (Sweden)	6,650	344,005	—	—	—	—
Monarch Casino & Resort, Inc. †	29,100	564,249	28,700	556,493	—	—
Morningstar, Inc. † (SG) (SB)	13,300	490,770	13,100	483,390	—	—
Multimedia Games, Inc. † (SG) (SB) (SC)	86,500	785,420	86,100	781,788	20,600	187,048
Next PLC (United Kingdom)	64,723	2,291,944	50,205	1,777,839	12,662	448,382
NIKE, Inc. Class B	8,900	779,818	8,900	779,818	2,800	245,336
Nobia AB (Sweden)	12,000	401,283	—	—	—	—
Nordstrom, Inc.	147,500	6,239,250	147,280	6,229,944	46,400	1,962,720
Office Depot, Inc. †	43,500	1,726,950	43,400	1,722,980	13,700	543,890
Omnicom Group, Inc.	8,300	776,880	8,200	767,520	2,600	243,360
Pantry, Inc. (The) †	48,840	2,753,111	48,600	2,739,582	9,600	541,152
Payless ShoeSource, Inc. †	81,600	2,031,840	79,700	1,984,530	13,800	343,620
Perry Ellis International, Inc. †	16,200	500,256	15,700	484,816	—	—
Phillips-Van Heusen Corp.	67,600	2,823,652	66,000	2,756,820	5,400	225,558
Piaggio & C SpA (Italy) †	99,332	368,635	—	—	—	—
Playboy Enterprises, Inc. Class B †	61,500	578,715	61,400	577,774	19,300	181,613
Playtech, Ltd. (Virgin Islands)	59,744	277,844	—	—	—	—
Plexus Corp. †	64,000	1,228,800	62,900	1,207,680	13,900	266,880
Polo Ralph Lauren Corp.	12,900	834,501	12,900	834,501	4,100	265,229
Polycom, Inc. †	52,200	1,280,466	51,900	1,273,107	8,900	218,317
Praktiker Bau - und Heimwerkermaerkte
AG (Germany)	9,751	321,240	—	—	—	—
Puma AG Rudolf Dassier Sport (Germany)	1,490	507,194	1,458	496,301	379	129,011
Punch Taverns PLC (United Kingdom)	15,158	274,471	—	—	—	—
Rent-A-Center, Inc. †	32,500	951,925	32,500	951,925	10,200	298,758
S.A. D’Ieteren NV (Belgium)	2,147	715,744	2,034	678,073	528	176,019
Sankyo Co., Ltd. (Japan)	4,700	250,739	—	—	—	—
Schibsted ASA (Norway)	6,700	201,525	—	—	—	—
Scholastic Corp. †	17,800	554,470	16,900	526,435	—	—
Select Comfort Corp. † (SG) (SB) (SC)	30,300	662,964	30,250	661,870	9,550	208,954
SGS SA (Switzerland)	248	249,068	—	—	—	—
Sherwin-Williams Co. (The)	50,100	2,794,578	50,000	2,789,000	15,800	881,324
Skechers U.S.A., Inc. Class A †	43,640	1,025,976	43,600	1,025,036	13,700	322,087
Snap-On, Inc.	11,300	503,415	11,300	503,415	3,600	160,380
Societe Television Francaise I (France)	21,926	699,563	20,764	662,489	5,398	172,227
Sodexho Alliance SA (France)	10,306	570,441	—	—	—	—
Sony Corp. (Japan)	48,300	1,953,714	43,800	1,771,691	11,100	448,990
Sotheby’s Holdings, Inc. Class A	16,200	522,288	16,000	515,840	—	—
Standard Parking Corp. †	25,800	809,604	25,500	800,190	—	—
Steven Madden, Ltd.	54,100	2,122,884	53,050	2,081,682	7,300	286,452
Suzuki Motor Corp. (Japan)	64,000	1,630,452	—	—	—	—
Tech Data Corp. †	23,400	854,802	23,300	851,149	7,300	266,669
Tempur-Pedic International,
Inc. † (SG) (SB)	57,100	980,407	56,400	968,388	—	—
Tenneco Automotive, Inc. †	33,600	785,904	33,500	783,565	10,600	247,934
TJX Cos., Inc. (The)	27,400	768,022	27,400	768,022	8,600	241,058
Tomkins PLC (United Kingdom)	156,045	689,997	147,767	653,393	38,892	171,972
Toro Co. (The)	33,900	1,429,563	33,000	1,391,610	—	—
Toyota Motor Corp. (Japan)	23,965	1,305,719	9,900	539,396	2,600	141,659
Tween Brands, Inc. †	36,900	1,387,440	36,500	1,372,400	7,800	293,280
United Business Media PLC
(United Kingdom)	39,972	494,594	39,100	483,804	9,298	115,049

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value
Consumer Cyclicals continued

Vail Resorts, Inc. †	14,000	$560,280	13,900	$556,278	4,400	$176,088
VS Holdings, Inc. (F) †	63,050	1	—	—	15,358	1
Volkswagon AG (Germany)	37,420	3,195,924	33,889	2,894,352	8,587	733,389
Volt Information Sciences, Inc. †	28,600	1,016,730	28,600	1,016,730	9,000	319,950
Wal-Mart Stores, Inc.	90,150	4,446,197	90,032	4,440,378	28,400	1,400,687
Walt Disney Co. (The) (SG) (SB) (SC)	96,527	2,983,650	96,389	2,979,384	30,300	936,573
Warner Music Group Corp.	94,400	2,449,680	94,300	2,447,085	29,700	770,715
Watson Wyatt Worldwide, Inc. Class A	21,100	863,412	20,100	822,492	—	—
Westwood One, Inc.	111,700	790,836	111,600	790,128	35,100	248,508
Wiley (John) & Sons, Inc. Class A	22,100	795,821	22,100	795,821	7,000	252,070
William Hill PLC (United Kingdom)	349,639	4,202,189	316,632	3,805,489	80,230	964,256
Wolverine World Wide, Inc.	20,600	583,186	19,850	561,954	—	—
Yamada Denki Co., Ltd. (Japan)	2,250	226,686	—	—	—	—
Yamaha Motor Co., Ltd. (Japan)	100,800	2,682,067	91,200	2,426,632	23,100	614,640
		——————————		——————————		——————————
		166,177,236		148,446,331		33,535,642

Consumer Finance		0.6%		0.5%		0.2%

Accredited Home Lenders
Holding Co. † (SB)	30,980	1,113,421	30,900	1,110,546	9,750	350,415
Asta Funding, Inc. (SG) (SB) (SC)	55,400	2,076,946	54,300	2,035,707	5,700	213,693
Capital Trust, Inc. Class A (R)	7,000	285,110	6,700	272,891	—	—
CompuCredit Corp. † (SG) (SB)	15,700	474,297	14,900	450,129	—	—
Countrywide Financial Corp.	79,200	2,775,168	79,120	2,772,365	24,900	872,496
Diamond Lease Co., Ltd. (Japan)	10,000	481,120	—	—	—	—
Portfolio Recovery Associates,
Inc. † (SG) (SB)	13,800	605,406	13,600	596,632	—	—
Provident Financial PLC (United Kingdom)	71,641	836,943	67,841	792,550	17,639	206,067
World Acceptance Corp. †	40,399	1,776,748	39,200	1,724,016	—	—
		———————————————		———————————————		———————————————
		10,425,159		9,754,836		1,642,671

Consumer Staples		7.3%		6.3%		3.7%

Aderans Co., Ltd. (Japan)	39,100	1,012,560	35,700	924,511	9,600	248,608
Administaff, Inc. (SB)	17,200	579,640	17,200	579,640	5,400	181,980
Altria Group, Inc.	117,830	9,019,887	117,734	9,012,538	37,100	2,840,005
Anheuser-Busch Cos., Inc.	24,000	1,140,240	24,000	1,140,240	7,500	356,325
Autogrill SpA (Italy)	97,811	1,554,787	88,578	1,408,021	22,348	355,240
Avon Products, Inc.	46,900	1,437,954	46,800	1,434,888	14,700	450,702
BAT Industries PLC (United Kingdom)	143,862	3,879,899	130,786	3,527,245	33,124	893,341
Blyth Industries, Inc.	20,900	508,497	20,900	508,497	6,600	160,578
Brinker International, Inc.	26,400	1,058,376	26,300	1,054,367	8,300	332,747
C&C GROUP PLC (Ireland)	21,170	287,177	—	—	—	—
Carrefour Supermarche SA (France)	14,353	905,885	—	—	—	—
CBRL Group, Inc.	20,900	844,987	20,800	840,944	6,600	266,838
Chattem, Inc. †	17,900	628,648	17,700	621,624	—	—
CKE Restaurants, Inc.	46,500	777,480	45,900	767,448	—	—
Coca-Cola Co. (The)	21,500	960,620	21,400	956,152	6,700	299,356
Colgate-Palmolive Co.	23,400	1,453,140	23,400	1,453,140	7,400	459,540
Colruyt SA (Belgium)	3,510	598,400	3,540	603,515	967	164,858
Comcast Corp. Class A †	44,900	1,654,565	44,800	1,650,880	14,100	519,585
Costco Wholesale Corp.	21,850	1,085,508	21,777	1,081,881	6,900	342,792
Darden Restaurants, Inc.	60,970	2,589,396	60,910	2,586,848	19,200	815,424
Domino’s Pizza, Inc.	58,300	1,495,395	56,500	1,449,225	—	—
Estee Lauder Cos., Inc. (The) Class A	64,300	2,593,219	64,200	2,589,186	20,200	814,666
Flowers Foods, Inc.	43,800	1,177,344	43,000	1,155,840	8,700	233,856
General Mills, Inc.	48,200	2,728,120	48,100	2,722,460	15,200	860,320
Heidrick & Struggles
International, Inc. †	13,700	493,200	13,700	493,200	4,300	154,800
Heineken NV (Netherlands)	208,052	9,505,118	188,412	8,607,840	47,741	2,181,108

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Consumer Staples continued

Henkel KGaA (Preference) (Germany)	4,467	$622,878	—	$—	—	$—
Ihop Corp.	10,700	495,945	10,600	491,310	—	—
Imperial Tobacco Group PLC
(United Kingdom)	26,183	870,455	24,795	824,311	6,706	222,941
InBev NV (Belgium)	16,873	927,944	—	—	—	—
Inchcape PLC (United Kingdom)	420,456	4,112,934	382,240	3,739,102	96,814	947,042
Jack in the Box, Inc. †	36,779	1,919,128	36,100	1,883,698	6,700	349,606
Japan Tobacco, Inc. (Japan)	1,202	4,681,536	1,088	4,237,530	278	1,082,751
Kellogg Co.	37,370	1,850,562	37,300	1,847,096	11,800	584,336
Kimberly-Clark Corp.	21,430	1,400,665	21,370	1,396,743	6,700	437,912
Koninklijke Ahold NV (Netherlands) †	68,531	727,395	43,815	465,057	10,420	110,599
Korn/Ferry International †	39,400	825,036	39,300	822,942	12,400	259,656
Kroger Co.	134,100	3,103,074	133,900	3,098,446	42,200	976,508
Labor Ready, Inc. †	66,200	1,054,566	66,100	1,052,973	20,800	331,344
Loews Corp. - Carolina Group	10,900	603,751	10,800	598,212	3,400	188,326
Longs Drug Stores, Inc. (SB)	21,000	966,210	21,000	966,210	6,600	303,666
Luby’s, Inc. †	42,600	420,462	40,500	399,735	—	—
Marubeni Corp. (Japan)	180,000	900,463	166,000	830,427	43,000	215,111
McDonald’s Corp.	99,800	3,904,176	99,600	3,896,352	31,400	1,228,368
Meiji Dairies Corp. (Japan)	429,000	2,900,729	389,000	2,630,264	98,000	662,637
MGP Ingredients, Inc.	18,200	387,114	18,200	387,114	5,700	121,239
Move, Inc. †	156,400	767,924	156,200	766,942	49,200	241,572
Nash Finch Co. (SG) (SB) (SC)	55,730	1,311,327	55,000	1,294,150	9,600	225,888
Nestle SA (Switzerland)	2,373	825,325	—	—	—	—
Papa John’s International, Inc. †	23,000	830,530	23,000	830,530	7,200	259,992
Parmalat SpA (Italy) †	46,614	167,087	—	—	—	—
Pepsi Bottling Group, Inc. (The)	83,100	2,950,050	83,000	2,946,500	26,100	926,550
PepsiCo, Inc.	38,000	2,479,880	38,000	2,479,880	12,000	783,120
Procter & Gamble Co. (The)	37,280	2,310,614	37,190	2,305,036	11,700	725,166
Ralcorp Holdings, Inc. †	13,200	636,636	13,200	636,636	4,100	197,743
Reckitt Benckiser PLC (United Kingdom)	27,220	1,125,571	—	—	—	—
Reynolds American, Inc. (SG)	101,700	6,302,349	101,600	6,296,152	32,000	1,983,040
Robert Half International, Inc.	37,200	1,263,684	37,100	1,260,287	11,700	397,449
Ruby Tuesday, Inc.	34,600	975,374	34,500	972,555	10,900	307,271
Safeway, Inc.	92,300	2,801,305	92,100	2,795,235	29,000	880,150
Seaboard Corp.	375	451,875	355	427,775	—	—
Spartan Stores, Inc.	27,400	463,060	26,600	449,540	—	—
Starbucks Corp. †	70,100	2,386,905	70,000	2,383,500	22,000	749,100
Swedish Match AB (Sweden)	112,100	1,824,599	102,400	1,666,717	25,700	418,307
Tesco PLC (United Kingdom)	90,586	609,075	—	—	—	—
Thai Beverage PCL (Thailand)	259,000	48,167	—	—	—	—
Thai Beverage PCL 144A (Thailand)	5,881,000	1,093,704	—	—	—	—
Time Warner, Inc.	462,920	8,439,032	462,223	8,426,325	145,600	2,654,288
Toyo Suisan Kaisha, Ltd. (Japan)	144,000	2,075,415	130,000	1,873,638	33,000	475,616
Unilever NV (Netherlands)	26,076	640,741	25,509	626,808	6,630	162,913
Universal Robina Corp. (Philippines)	3,018,490	1,081,088	—	—	—	—
Universal Robina Corp. 144A
(Philippines)	332,000	118,908	—	—	—	—
Universal Technical Institute, Inc. †	47,200	844,408	47,200	844,408	14,900	266,561
USANA Health
Sciences, Inc. † (SG) (SB) (SC)	32,300	1,440,257	32,300	1,440,257	10,200	454,818
UST, Inc.	35,310	1,936,047	35,200	1,930,016	11,100	608,613
Vector Group, Ltd. (SG) (SB) (SC)	27,900	452,538	27,900	452,538	8,800	142,736
VFB, LLC (F) ‡ †	—	—	—	—	254,213	5,402
Viacom, Inc. Class B †	11,900	442,442	11,900	442,442	3,700	137,566
Woolworths, Ltd. (Australia)	277,482	4,186,659	238,597	3,599,961	60,429	911,755
Yum! Brands, Inc.	24,360	1,267,938	24,360	1,267,938	7,700	400,785
		——————————		——————————		——————————
		137,195,579		125,153,418		35,271,112

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Electronics		3.4%		2.1%		1.1%

ALPS Electric Co., Ltd. (Japan)	107,700	$1,124,634	102,000	$1,065,113	26,100	$272,544
Ansoft Corp. †	66,800	1,663,988	66,200	1,649,042	8,900	221,699
Atmel Corp. †	650,230	3,927,389	649,300	3,921,772	204,515	1,235,271
AU Optronics Corp. (Taiwan)	811,180	1,154,400	—	—	—	—
AVX Corp.	103,000	1,822,070	102,800	1,818,532	32,400	573,156
Compal Communications, Inc. (Taiwan)	125,000	554,247	—	—	—	—
Diodes, Inc. †	15,800	682,086	15,650	675,611	—	—
Eagle Test Systems, Inc. † (SG) (SB)	45,900	758,268	45,300	748,356	—	—
FEI Co. † (SG) (SB) (SC)	48,700	1,028,057	48,600	1,025,946	15,300	322,983
General Cable Corp. †	46,300	1,769,123	44,800	1,711,808	—	—
Hon Hai Precision Industry Co., Ltd.
(Taiwan)	315,520	1,920,125	—	—	—	—
Hynix Semiconductor, Inc.
(South Korea) †	44,770	1,771,897	—	—	—	—
Infineon Technologies AG (Germany) †	56,436	668,355	55,204	653,765	14,352	169,967
Intel Corp. #	268,830	5,529,833	268,426	5,521,523	84,600	1,740,222
Komag, Inc. † (SG) (SB) (SC)	42,400	1,355,104	42,200	1,348,712	8,900	284,444
Littelfuse, Inc. †	40,700	1,412,290	40,400	1,401,880	4,500	156,150
LSI Logic Corp. †	97,100	798,162	97,000	797,340	30,500	250,710
Motorola, Inc.	149,340	3,733,500	149,116	3,727,900	47,000	1,175,000
National Semiconductor Corp.	30,700	722,371	30,600	720,018	9,600	225,888
NEC Corp. (Japan)	47,000	259,464	46,000	253,943	11,000	60,726
Omnivision Technologies, Inc. †
(SG) (SB) (SC)	59,100	843,357	57,900	826,233	12,600	179,802
Omron Corp. (Japan)	51,800	1,269,897	37,600	921,778	9,700	237,799
Orbotech, Ltd. (Israel) †	33,100	784,470	—	—	—	—
Park Electrochemical Corp.	11,600	367,488	11,500	364,320	—	—
Powerchip Semiconductor Corp. (Taiwan)	1,254,512	800,701	—	—	—	—
Reunert, Ltd. (South Africa)	303,770	2,666,317	—	—	—	—
RF Micro Devices, Inc. †	141,000	1,068,780	138,300	1,048,314	—	—
Samsung Electronics Co., Ltd.
(South Korea)	8,693	6,123,344	—	—	—	—
Samsung Electronics Co., Ltd.
(Preference) (South Korea)	1,838	962,671	—	—	—	—
Shinko Electric Industries (Japan)	7,300	204,364	—	—	—	—
Silicon Image, Inc. †	90,900	1,156,248	89,200	1,134,624	—	—
Texas Instruments, Inc. (SG) (SB)	132,000	4,389,000	131,800	4,382,350	41,500	1,379,875
Toshiba Corp. (Japan)	401,000	2,612,745	362,000	2,358,638	91,000	592,917
TTM Technologies, Inc. †	117,800	1,378,260	115,800	1,354,860	11,000	128,700
Uniden (Japan)	39,000	412,909	38,000	402,322	10,000	105,874
United Microelectronics Corp. (Taiwan)	4,536,054	2,535,782	—	—	—	—
Varian, Inc. †	29,400	1,348,578	29,400	1,348,578	9,300	426,591
Yageo Corp. (Taiwan) †	2,874,000	1,006,388	—	—	—	—
Zoran Corp. †	53,800	865,104	53,800	865,104	16,900	271,752
		——————————		——————————		——————————
		63,451,766		42,048,382		10,012,070

Energy		6.7%		4.4%		2.4%

Alon USA Energy, Inc.	45,500	1,341,795	44,700	1,318,203	5,000	147,450
BP PLC (United Kingdom)	431,201	4,687,161	291,760	3,171,435	73,930	803,620
Chevron Corp. #	132,702	8,607,052	132,484	8,592,912	41,700	2,704,662
China Petroleum & Chemical Corp. (China)	5,098,000	3,158,424	—	—	—	—
China Shenhua Energy Co., Ltd. (China)	622,000	1,000,705	—	—	—	—
ConocoPhillips #	71,329	4,246,215	71,231	4,240,381	22,399	1,333,412
Core Laboratories NV (Netherlands) †	17,600	1,122,880	17,400	1,110,120	—	—
ENI SpA (Italy)	200,884	5,941,166	168,912	4,995,591	42,863	1,267,678
Exploration Company of Delaware, Inc.
(The) †	44,800	428,736	44,700	427,779	14,100	134,937
Exxon Mobil Corp. #	362,130	24,298,923	361,557	24,260,475	113,900	7,642,690

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value
Energy continued

Frontier Oil Corp. (SG) (SB)	115,320	$3,065,206	113,200	$3,008,856	9,300	$247,194
Gazprom (Russia)	699,079	7,480,145	—	—	—	—
Giant Industries, Inc. †	6,950	564,340	6,900	560,280	2,200	178,640
Harvest Natural Resources, Inc. †	61,100	632,385	61,000	631,350	19,200	198,720
Helix Energy Solutions Group, Inc. †	17,800	594,520	17,600	587,840	—	—
Helmerich & Payne, Inc.	26,300	605,689	25,000	575,750	—	—
Holly Corp.	47,800	2,071,174	47,600	2,062,508	9,500	411,635
Houston Exploration Co. † (SG)	10,100	557,015	10,000	551,500	—	—
Lone Star Technologies, Inc. †	23,800	1,151,444	22,500	1,088,550	—	—
Lufkin Industries, Inc.	9,400	497,448	9,400	497,448	3,000	158,760
Lukoil (Russia)	7,558	575,920	—	—	—	—
Lukoil ADR (Russia)	36,664	2,777,298	—	—	—	—
Marathon Oil Corp.	58,210	4,476,349	58,160	4,472,504	18,300	1,407,270
Matrix Service Co. † (SG) (SB)	54,900	718,641	54,100	708,169	—	—
MOL Magyar Olaj - es Gazipari Rt.
(Hungary)	16,111	1,467,235	—	—	—	—
Norsk Hydro ASA (Norway)	131,845	2,948,975	84,295	1,885,425	21,275	475,858
Occidental Petroleum Corp.	39,500	1,900,345	39,500	1,900,345	12,400	596,564
Oil States International, Inc. †	12,800	352,000	12,600	346,500	—	—
Patterson-UTI Energy, Inc.	30,000	712,800	29,900	710,424	9,400	223,344
PetroChina Co., Ltd. (China)	877,000	943,804	—	—	—	—
Petroleo Brasileiro SA ADR (Brazil)	32,043	2,686,165	—	—	—	—
Petroleo Brasileiro SA ADR
(Preference) (Brazil)	49,110	3,675,392	—	—	—	—
Petroleum Development Corp. †	11,200	446,768	11,100	442,779	—	—
Questar Corp.	29,100	2,379,507	29,000	2,371,330	9,100	744,107
Renewable Energy Corp. AS (Norway) †	7,427	115,115	—	—	—	—
Renewable Energy Corp. AS 144A
(Norway) †	7,784	120,649	—	—	—	—
Repsol YPF SA (Spain)	35,827	1,065,033	33,785	1,004,330	9,027	268,347
Royal Dutch Shell PLC Class A
(Netherlands)	34,285	1,127,757	—	—	—	—
Royal Dutch Shell PLC Class B
(Netherlands)	213,216	7,219,792	178,042	6,028,752	45,113	1,527,589
Saipem SpA (Italy)	28,051	608,974	—	—	—	—
Sasol, Ltd. (South Africa)	86,254	2,844,357	—	—	—	—
Statoil ASA (Norway)	167,965	3,975,968	148,800	3,522,306	37,700	892,412
Sunoco, Inc.	74,940	4,660,519	74,800	4,651,812	23,600	1,467,684
Surgutneftegaz (Russia)	751,079	968,892	—	—	—	—
Tatneft ADR (Russia)	10,429	873,429	—	—	—	—
Technicas Reunidas SA (Spain) †	3,508	107,260	—	—	—	—
Tesoro Corp. (SG) (SB)	8,300	481,234	8,100	469,638	—	—
Total SA (France)	17,532	1,149,162	—	—	—	—
Trico Marine Services, Inc. †	27,000	911,250	26,900	907,875	8,500	286,875
Vaalco Energy, Inc. †	82,300	590,914	81,000	581,580	—	—
Western Refining, Inc.	33,301	773,915	32,115	746,353	—	—
		——————————		——————————		——————————
		125,707,842		88,431,100		23,119,448

Financial		4.3%		3.6%		2.1%

Acta Holding ASA (Norway)	127,800	517,766	—	—	—	—
Advanta Corp. Class B	16,700	616,230	16,700	616,230	5,200	191,880
Ameriprise Financial, Inc.	57,200	2,682,680	57,100	2,677,990	18,000	844,200
Assurant, Inc.	18,200	972,062	18,200	972,062	5,700	304,437
CapitalSource, Inc. (R)	121,115	3,127,189	120,910	3,121,896	38,085	983,355
Citigroup, Inc. #	278,253	13,820,827	277,837	13,800,164	87,500	4,346,125
Contifinancial Corp. Liquidating Trust
Units (F)	1,878,703	188	—	—	500,683	50
Credit Acceptance Corp. †	19,600	581,728	19,400	575,792	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value
Financial continued

Deutsche Boerse AG (Germany)	2,714	$407,350	2,655	$398,495	631	$94,708
Equity One, Inc. (R)	21,900	524,943	21,900	524,943	6,900	165,393
Fidelity National Financial, Inc.	20,000	833,000	20,000	833,000	6,300	262,395
First American Corp.	40,210	1,702,491	40,100	1,697,834	12,600	533,484
Grupo Financiero Banorte SA de CV
(Mexico)	358,000	1,120,449	—	—	—	—
Hitachi Capital Corp. (Japan)	325,400	6,224,826	294,700	5,637,542	74,600	1,427,080
Independent Bank Corp.	23,305	565,845	24,675	599,109	7,770	188,656
International Securities Exchange, Inc.	17,800	834,642	17,600	825,264	—	—
JPMorgan Chase & Co.	106,302	4,991,942	106,181	4,986,260	33,500	1,573,160
Lehman Brothers Holdings, Inc.	74,900	5,532,114	74,800	5,524,728	23,600	1,743,096
Loews Corp.	10,100	382,790	10,100	382,790	3,200	121,280
London Stock Exchange Group PLC
(United Kingdom)	104,734	2,417,761	94,847	2,189,521	23,918	552,142
Man Group PLC (United Kingdom)	753,832	6,307,535	669,135	5,598,851	169,471	1,418,014
MGIC Investment Corp.	33,000	1,979,010	32,900	1,973,013	10,400	623,688
Mitsubishi UFJ Financial Group, Inc.
(Japan)	364	4,671,567	244	3,131,490	62	795,707
Nasdaq Stock Market, Inc. (The) †	26,500	801,360	26,000	786,240	—	—
Nationwide Financial Services, Inc.
Class A	20,500	986,050	20,400	981,240	6,400	307,840
New Century Financial
Corp. (R) (SG) (SB) (SC)	33,600	1,320,816	32,900	1,293,299	6,900	271,239
Nuveen Investments, Inc. Class A	9,000	461,070	8,900	455,947	—	—
Orix Corp. (Japan)	17,170	4,770,342	14,460	4,017,423	3,660	1,016,858
PMI Group, Inc. (The)	21,800	955,058	21,700	950,677	6,800	297,908
Radian Group, Inc.	37,000	2,220,000	36,900	2,214,000	11,600	696,000
Royal Bank of Scotland Group PLC
(United Kingdom)	121,199	4,162,822	99,327	3,411,585	25,157	864,068
Sampo OYJ Class A (Finland)	34,900	726,719	34,100	710,061	9,000	187,406
Shinhan Financial Group Co., Ltd.
(South Korea)	46,110	2,073,696	—	—	—	—
Sinopac Holdings Co. (Taiwan)	2,793,000	1,334,019	—	—	—	—
Tower, Ltd. (New Zealand) †	245,479	518,181	240,120	506,869	57,104	120,541
Wiener Staed Ver 144A (Austria)	1,660	104,077	—	—	—	—
		——————————		——————————		——————————
		81,249,145		71,394,315		19,930,710

Health Care		8.8%		7.6%		4.0%

Abbott Laboratories	25,120	1,219,827	25,075	1,217,642	7,900	383,624
Aetna, Inc.	95,800	3,788,890	95,700	3,784,935	30,100	1,190,455
Albany Molecular Research, Inc. †	31,141	291,480	30,787	288,166	—	—
Alfresa Holdings Corp. (Japan)	9,500	603,590	9,300	590,883	2,500	158,839
Alkermes, Inc. †	25,500	404,175	25,200	399,420	—	—
Alpharma, Inc. Class A	37,100	867,769	37,000	865,430	11,700	273,663
AMERIGROUP Corp. †	47,900	1,415,445	46,600	1,377,030	—	—
Amgen, Inc. † #	70,300	5,028,559	70,200	5,021,406	22,100	1,580,813
AMN Healthcare Services, Inc. †	38,600	916,750	38,100	904,875	—	—
Applera Corp. - Applied Biosystems Group	135,000	4,469,850	134,800	4,463,228	42,500	1,407,175
AstraZeneca PLC (United Kingdom)	125,168	7,803,452	105,560	6,581,014	26,769	1,668,882
Bayer AG (Germany)	6,065	308,045	—	—	—	—
Becton, Dickinson and Co.	96,400	6,812,588	96,200	6,798,454	30,300	2,141,301
Bio-Rad Laboratories, Inc. Class A †	13,900	983,147	13,900	983,147	4,400	311,212
Biovitrum 144A (Sweden) †	4,450	69,849	—	—	—	—
Bristol-Myers Squibb Co.	37,160	926,027	37,125	925,155	11,700	291,564
Candela Corp. †	53,900	588,049	53,800	586,958	16,900	184,379
Caremark Rx, Inc.	—	—	1	57	—	—
Celesio AG (Germany)	10,648	554,575	10,416	542,492	2,708	141,040
Cephalon, Inc. † (SG) (SB)	9,900	611,325	9,800	605,150	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Health Care continued

Cerner Corp. †	9,500	$431,300	9,400	$426,760	—	$—
CIGNA Corp.	11,130	1,294,642	11,128	1,294,409	3,500	407,120
Coventry Health Care, Inc. †	63,680	3,280,794	63,595	3,276,414	20,000	1,030,400
Dade Behring Holdings, Inc.	39,390	1,581,902	38,400	1,542,144	—	—
Daiichi Sankyo Co., Ltd. (Japan)	40,900	1,162,069	—	—	—	—
Digene Corp. †	17,700	763,755	17,500	755,125	—	—
DJ Orthopedics, Inc. †	12,000	498,360	11,600	481,748	—	—
Eli Lilly Co.	43,600	2,485,200	43,500	2,479,500	13,700	780,900
Enzon, Inc. †	24,900	205,425	24,600	202,950	—	—
Forest Laboratories, Inc. †	31,400	1,589,154	31,400	1,589,154	9,900	501,039
Fresenius Medical Care AG (Germany)	2,554	331,739	—	—	—	—
Genesis HealthCare Corp. †	24,700	1,176,461	23,900	1,138,357	—	—
Gilead Sciences, Inc. †	39,300	2,699,910	39,200	2,693,040	12,400	851,880
GlaxoSmithKline PLC (United Kingdom)	213,333	5,665,846	144,236	3,830,720	36,532	970,242
Haemonetics Corp. †	29,700	1,389,960	29,600	1,385,280	6,342	296,806
Healthspring, Inc. †	46,600	897,050	44,300	852,775	—	—
Hologic, Inc. †	10,600	461,312	10,500	456,960	—	—
Humana, Inc. †	59,920	3,960,113	59,800	3,952,182	18,850	1,245,797
IDEXX Laboratories, Inc. †	11,800	1,075,452	11,700	1,066,338	—	—
Illumina, Inc. †	13,200	436,128	12,900	426,216	—	—
Imclone Systems, Inc. †	31,600	894,912	31,300	886,416	7,500	212,400
Intuitive Surgical, Inc. †	4,000	421,800	4,000	421,800	—	—
Johnson & Johnson #	134,612	8,741,703	134,404	8,728,196	42,300	2,746,962
Kaken Pharmaceutical Co., Ltd. (Japan)	127,000	866,412	117,000	798,191	31,000	211,486
Kinetic Concepts, Inc. †	12,100	380,666	11,700	368,082	—	—
King Pharmaceuticals, Inc. †	149,000	2,537,470	148,800	2,534,064	46,900	798,707
LifeCell Corp. † (SG) (SB) (SC)	46,900	1,511,118	46,600	1,501,452	6,300	202,986
Ligand Pharmaceuticals, Inc. Class B †	31,200	313,248	30,800	309,232	—	—
Magellan Health Services, Inc. †	53,600	2,283,360	52,500	2,236,500	5,000	213,000
Mayne Pharma, Ltd. (Australia)	254,006	814,359	248,461	796,581	61,334	196,641
McKesson Corp.	127,600	6,727,072	127,400	6,716,528	40,100	2,114,072
Mediceo Paltac Holdings Co., Ltd.
(Japan)	53,000	1,088,249	36,400	747,401	9,600	197,117
Mentor Corp. (SG) (SB)	12,900	650,031	12,700	639,953	—	—
Merck & Co., Inc.	166,160	6,962,104	165,913	6,951,755	52,250	2,189,275
Millennium Pharmaceuticals, Inc. †	118,300	1,177,085	118,100	1,175,095	37,200	370,140
Mindray Medical International, Ltd. ADR
Class A (China) †	1,112	18,559	—	—	—	—
Molina Healthcare, Inc. †	27,000	954,720	26,600	940,576	4,100	144,976
Neurocrine Biosciences, Inc. † (SG) (SC)	78,200	840,650	78,100	839,575	24,600	264,450
New River Pharmaceuticals,
Inc. † (SG) (SB)	19,100	491,443	18,900	486,297	—	—
Nobel Biocare Holding AG (Switzerland)	2,250	552,359	—	—	—	—
Novartis AG (Switzerland)	16,723	973,819	—	—	—	—
Noven Pharmaceuticals, Inc. †	20,000	482,400	20,000	482,400	6,300	151,956
Odyssey Healthcare, Inc. †	30,300	429,654	29,900	423,982	—	—
OraSure Technologies, Inc. † (SB)	60,900	489,636	60,200	484,008	—	—
Orthofix International NV
(Netherland Antilles) †	13,000	591,110	12,300	559,281	—	—
Pain Therapeutics, Inc. † (SG) (SB)	60,600	522,372	59,900	516,338	—	—
Palomar Medical
Technologies, Inc. † (SG) (SB) (SC)	12,900	544,380	12,900	544,380	4,100	173,020
Parexel International Corp. †	47,100	1,558,539	47,000	1,555,230	14,800	489,732
Pediatrix Medical Group, Inc. †	6,200	282,720	6,000	273,600	—	—
PerkinElmer, Inc.	32,800	620,904	32,800	620,904	10,300	194,979
Pfizer, Inc.	156,449	4,436,894	156,197	4,429,747	49,200	1,395,312
Quidel Corp. †	36,500	515,380	36,400	513,968	11,500	162,380
Regeneron Pharmaceuticals, Inc. †	56,100	880,209	55,800	875,502	9,300	145,917

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%

	Shares	Value	Shares	Value	Shares	Value
Health Care continued

Roche Holding AG (Switzerland)	34,004	$5,864,442	26,731	$4,610,117	6,771	$1,167,749
Salix Pharmaceuticals, Ltd. †	54,306	736,389	53,651	727,508	—	—
Sanofi-Synthelabo SA (France)	6,087	541,228	—	—	—	—
Savient Pharmaceuticals, Inc. †	106,000	690,060	102,000	664,020	—	—
Schering AG (Germany) (SG)	9,965	1,159,931	8,855	1,030,727	2,363	275,054
Schering-Plough Corp.	257,100	5,679,339	256,700	5,670,503	80,900	1,787,081
Sciele Pharma, Inc. † (SG) (SB)	62,100	1,169,964	61,900	1,166,196	13,800	259,992
Sierra Health Services, Inc. †	146,360	5,538,262	144,876	5,482,108	31,900	1,207,096
Sun Healthcare Group, Inc. †	122	1,310	—	—	—	—
Symbion Health, Ltd. (Australia)	229,199	583,734	224,499	571,764	61,334	156,208
Taisho Pharmaceutical Co., Ltd. (Japan)	107,000	2,051,266	76,000	1,456,974	20,000	383,414
Techne Corp. †	13,900	706,954	13,700	696,782	—	—
Teva Pharmaceutical Industries, Ltd.
ADR (Israel)	102,097	3,480,487	—	—	—	—
United Therapeutics Corp. †	11,300	593,702	11,200	588,448	—	—
UnitedHealth Group, Inc.	91,338	4,493,830	91,212	4,487,630	28,760	1,414,992
Vertex Pharmaceuticals, Inc. †	12,168	409,453	11,990	403,464	—	—
Viropharma, Inc. †	29,000	352,930	28,700	349,279	—	—
Vital Images, Inc. †	16,200	511,596	16,200	511,596	5,100	161,058
Vital Signs, Inc.	8,400	475,524	8,100	458,541	—	—
Waters Corp. †	37,400	1,693,472	37,300	1,688,944	11,800	534,304
WellCare Health Plans, Inc. †	33,000	1,868,790	32,700	1,851,801	5,200	294,476
West Pharmaceutical Services, Inc.	13,900	545,853	13,900	545,853	4,400	172,788
Wyeth	101,700	5,170,428	101,600	5,165,344	32,000	1,626,880
Zoll Medical Corp. †	40,000	1,435,600	39,800	1,428,422	7,100	254,819
		———————————		———————————		———————————
		165,359,845		151,698,569		38,088,550

Insurance		3.3%		2.9%		1.5%

Admiral Group PLC (United Kingdom)	39,266	607,965	—	—	—	—
Aegon NV (Netherlands)	64,830	1,214,461	59,064	1,106,447	15,841	296,750
Allianz AG (Germany)	19,550	3,379,522	16,298	2,817,363	4,146	716,701
American Financial Group, Inc.	52,850	2,480,251	52,740	2,475,088	16,600	779,038
American International Group, Inc.	55,400	3,670,804	55,300	3,664,178	17,400	1,152,924
American Physicians Capital, Inc. †	10,500	507,990	10,200	493,476	—	—
Arch Capital Group, Ltd. (Bermuda) †	8,000	507,920	7,800	495,222	—	—
Argonaut Group, Inc. †	17,400	539,922	17,300	536,819	5,500	170,665
Chubb Corp. (The)	60,100	3,122,796	60,000	3,117,600	18,900	982,044
Commerce Group, Inc.	59,920	1,800,596	59,200	1,778,960	12,578	377,969
Corporacion Mapfre SA (Spain)	117,911	2,461,223	107,195	2,237,542	27,162	566,968
EMC Insurance Group, Inc.	11,200	323,008	10,600	305,704	—	—
FBL Financial Group, Inc. Class A	6,800	227,596	6,500	217,555	—	—
Fidelity National Title Group, Inc.
Class A (SG) (SB) (SC)	41,000	859,360	40,900	857,264	12,900	270,384
FPIC Insurance Group, Inc. †	18,600	736,746	17,900	709,019	—	—
Fremont General Corp. (SB)	119,200	1,667,608	119,000	1,664,810	37,488	524,457
HCC Insurance Holdings, Inc.	15,057	495,074	14,430	474,458	—	—
ING Groep NV (Netherlands)	108,406	4,763,181	85,189	3,743,064	21,587	948,497
Landamerica Financial Group, Inc.	33,240	2,186,860	32,600	2,144,754	6,300	414,477
Metropolitan Holdings, Ltd.
(South Africa)	484,443	764,440	—	—	—	—
Muenchener Rueckversicherungs-
Gesellschaft AG (Germany)	4,809	759,862	4,400	695,237	1,200	189,610
Navigators Group, Inc. †	16,140	774,881	15,350	736,954	—	—
Ohio Casualty Corp.	47,100	1,218,477	47,200	1,221,064	12,100	313,027
Philadelphia Consolidated
Holding Corp. †	60,400	2,402,712	59,600	2,370,888	13,500	537,030
QBE Insurance Group, Ltd. (Australia)	99,943	1,823,357	90,509	1,651,244	22,933	418,389

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%

	Shares	Value	Shares	Value	Shares	Value
Insurance continued

Safeco Corp.	85,500	$5,038,515	85,400	$5,032,622	26,900	$1,585,217
Safety Insurance Group, Inc.	25,500	1,240,830	25,100	1,221,366	4,300	209,238
SeaBright Insurance Holdings, Inc. †	44,000	614,680	41,600	581,152	—	—
Selective Insurance Group	18,300	962,763	18,000	946,980	—	—
Triad Guaranty, Inc. †	16,300	834,071	16,300	834,071	5,100	260,967
W.R. Berkley Corp.	167,045	5,911,723	166,852	5,904,892	52,575	1,860,629
Zenith National Insurance Corp.	88,647	3,536,129	87,658	3,496,678	15,857	632,536
Zurich Financial Services AG
(Switzerland)	20,382	4,995,509	18,457	4,523,702	4,678	1,146,550
		————————————		————————————		————————————
		62,430,832		58,056,173		14,354,067

Investment Banking/Brokerage		1.7%		1.5%		0.9%

Affiliated Managers Group † (SG) (SB)	10,100	1,011,111	9,900	991,089	—	—
Calamos Asset Management, Inc. Class A	66,800	1,958,576	66,000	1,935,120	14,700	431,004
Challenger Financial Services Group,
Ltd. (Australia)	161,562	417,578	158,035	408,462	39,012	100,832
Deutsche Bank AG (Germany)	9,989	1,207,387	8,957	1,082,647	2,363	285,620
Goldman Sachs Group, Inc. (The)	43,900	7,426,563	43,800	7,409,646	13,800	2,334,546
Greenhill & Co., Inc. (SG) (SB) (SC)	9,600	643,392	9,600	643,392	3,000	201,060
Harris & Harris
Group, Inc. † (SG) (SB) (SC)	54,800	672,944	54,700	671,716	17,200	211,216
IndyMac Bancorp, Inc. (SB) (SC)	62,980	2,592,257	62,900	2,588,964	19,800	814,968
Investment Technology Group, Inc. †	33,000	1,476,750	32,700	1,463,325	3,200	143,200
Knight Capital Group, Inc. Class A †	38,400	698,880	38,300	697,060	12,100	220,220
Macquarie Bank, Ltd. (Australia)	12,686	653,550	12,410	639,331	3,226	166,195
MCG Capital Corp.	41,200	672,796	39,100	638,503	—	—
Merrill Lynch & Co., Inc.	31,000	2,424,820	31,000	2,424,820	9,800	766,556
Morgan Stanley	80,600	5,876,546	80,500	5,869,255	25,300	1,844,623
Raymond James Financial, Inc.	95,703	2,798,356	95,600	2,795,344	30,101	880,153
Schroders PLC (United Kingdom)	29,056	504,691	28,421	493,662	7,390	128,361
SembCorp Industries, Ltd. (Singapore)	178,000	375,708	—	—	—	—
		————————————		————————————		————————————
		31,411,905		30,752,336		8,528,554

Other		0.7%		1.0%		0.6%

iShares MSCI EAFE Index Fund †	17,840	1,208,660	12,892	873,433	3,293	223,101
iShares MSCI Emerging Markets
Index Fund †	34,022	3,292,309	—	—	—	—
iShares MSCI Hong Kong Index Fund	—	—	14,800	208,976	7,000	98,840
iShares MSCI Malaysia Index Fund	—	—	5,400	41,364	2,600	19,916
iShares MSCI Singapore Index Fund	—	—	7,400	69,042	3,500	32,655
iShares MSCI South Korea Index Fund	—	—	4,100	189,625	1,900	87,875
iShares MSCI Taiwan Index Fund	—	—	11,700	149,760	5,600	71,680
iShares Russell 1000 Growth Index Fund	139,800	7,276,590	195,800	10,191,390	93,100	4,845,855
iShares Russell 2000 Value Index Fund	15,077	1,111,929	12,446	917,893	—	—
S&P 500 Index Depository Receipts (SPDR
Trust Series 1)	—	—	51,689	6,904,617	—	—
		————————————		————————————		————————————
		12,889,488		19,546,100		5,379,922

Real Estate		2.0%		1.6%		0.8%

American Home Mortgage
Investment Corp. (R)	64,100	2,235,167	63,500	2,214,245	14,500	505,615
Anthracite Capital, Inc. (R)	88,100	1,132,966	85,700	1,102,102	11,800	151,748
AvalonBay Communities, Inc. (R)	7,300	878,920	7,300	878,920	2,300	276,920
Ayala Land, Inc. (Philippines)	3,819,500	1,083,816	—	—	—	—
Boston Properties, Inc. (R)	5,300	547,702	5,300	547,702	1,700	175,678
CB Richard Ellis Group, Inc. Class A †	256,100	6,300,060	255,800	6,292,680	80,600	1,982,760
CBL & Associates Properties (R)	12,900	540,639	12,600	528,066	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Real Estate continued

DiamondRock Hospitality Co. (R)	31,000	$514,910	31,000	$514,910	9,800	$162,778
Digital Realty Trust, Inc. (R)	27,700	867,564	27,600	864,432	8,700	272,484
Entertainment Properties Trust (R)	26,897	1,326,560	26,690	1,316,351	6,900	340,308
Home Properties of NY, Inc. (R)	24,100	1,377,556	24,100	1,377,556	7,600	434,416
Innkeepers USA Trust (R)	27,300	444,717	26,000	423,540	—	—
Jones Lang LaSalle, Inc.	51,900	4,436,412	51,800	4,427,864	15,000	1,282,200
Lexington Corporate Properties
Trust (R) (SG) (SB)	25,800	546,444	24,800	525,264	—	—
LPN Development PCL NVDR (Thailand)	9,826,500	1,276,313	—	—	—	—
LTC Properties, Inc. (R)	40,100	972,425	38,200	926,350	—	—
Medical Properties Trust, Inc. (R)	60,900	815,451	60,800	814,112	19,100	255,749
Metrovacesa SA (Spain)	14,486	1,745,809	13,119	1,581,062	3,377	406,986
Mitsui Fudoscan Co., Ltd. (Japan)	13,000	296,833	—	—	—	—
National Health Investors, Inc. (R)	22,700	643,091	21,600	611,928	—	—
Newkirk Realty Trust, Inc. (R) (SG) (SB)	34,800	573,504	33,500	552,080	—	—
NorthStar Realty Finance Corp. (R)	112,900	1,433,830	111,000	1,409,700	19,900	252,730
Omega Healthcare Investors, Inc. (R)	18,900	283,689	18,000	270,180	—	—
Post Properties, Inc. (R)	14,800	703,296	14,800	703,296	4,700	223,344
PS Business Parks, Inc. (R)	9,456	570,197	8,994	542,338	—	—
RAIT Investment Trust (R)	41,139	1,186,860	40,900	1,179,965	9,508	274,306
Redwood Trust, Inc. (R) (SG) (SB)	11,200	564,144	11,100	559,107	3,500	176,295
Robinsons Land Co. 144A (Philippines) †	2,100,000	523,534	—	—	—	—
SP Setia Berhad (Malaysia)	1,479,600	1,517,295	—	—	—	—
Trammell Crow Co. †	15,600	569,556	15,600	569,556	4,900	178,899
Winthrop Realty Trust (R) (SG) (SB)	119,800	772,710	113,200	730,140	—	—
		————————————		————————————		————————————
		36,681,970		31,463,446		7,353,216

Semiconductor		0.5%		0.2%		0.1%

Advanced Energy Industries, Inc. †	32,900	560,616	32,500	553,800	—	—
Advantest Corp. (Japan)	19,400	958,581	18,400	909,170	4,800	237,175
Asyst Technologies, Inc. †	116,700	788,892	115,100	778,076	20,600	139,256
Greatek Electronics, Inc. (Taiwan)	1,018,875	1,110,825	—	—	—	—
Himax Technologies, Inc. ADR (Taiwan) †	161,516	922,256	—	—	—	—
Micrel, Inc. †	55,700	534,163	55,060	528,025	—	—
NEC Electronics Corp.
(Japan) † (SG) (SB)	11,700	403,893	11,400	393,537	2,800	96,658
Siliconware Precision Industries Co.
(Taiwan)	685,388	817,010	—	—	—	—
Taiwan Semiconductor Manufacturing Co.,
Ltd. (Taiwan)	545,570	982,480	—	—	—	—
Varian Semiconductor Equipment †	12,600	462,420	12,400	455,080	—	—
Veeco Instruments, Inc. †	60,700	1,223,105	60,600	1,221,090	19,100	384,865
		————————————		————————————		————————————
		8,764,241		4,838,778		857,954

Software		2.0%		1.8%		1.0%

Altiris, Inc. †	23,500	495,615	23,200	489,288	—	—
Aspen Technology, Inc. †	59,800	653,016	59,100	645,372	—	—
BEA Systems, Inc. † (SC)	176,570	2,683,864	176,400	2,681,280	55,600	845,120
Blackboard, Inc. †	23,198	614,747	22,900	606,850	—	—
BMC Software, Inc. †	42,900	1,167,738	42,800	1,165,016	13,500	367,470
Business Objects SA (France) †	11,706	395,728	—	—	—	—
Citrix Systems, Inc. †	50,100	1,814,121	50,000	1,810,500	15,800	572,118
Hyperion Solutions Corp. †	21,820	752,354	21,785	751,147	6,900	237,912
Intuit, Inc. †	77,300	2,480,557	77,200	2,477,348	24,300	779,787
Manhattan Associates, Inc. †	20,900	504,526	20,800	502,112	6,600	159,324
Microsoft Corp.	361,600	9,882,528	361,131	9,869,710	113,800	3,110,154
MicroStrategy, Inc. †	14,200	1,445,986	14,084	1,434,174	2,300	234,209
NTT Data Corp. (Japan)	571	2,642,848	518	2,397,540	131	606,328

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value

Software continued

Oracle Corp. †	442,960	$7,858,110	442,293	$7,846,278	139,300	$2,471,182
Packeteer, Inc. †	44,400	382,284	44,400	382,284	14,000	120,540
Red Hat, Inc. †	38,800	817,904	38,500	811,580	12,100	255,068
Sybase, Inc. †	36,900	894,456	35,000	848,400	—	—
WebEx Communications, Inc. †	19,814	773,142	19,600	764,792	—	—
Websense, Inc. †	24,520	529,877	24,400	527,284	7,700	166,397
		————————————		————————————		————————————
		36,789,401		36,010,955		9,925,609

Technology		0.4%		0.4%		0.2%

Advanced Micro Devices,
Inc. † (SG) (SB) (SC)	170,900	4,246,865	170,700	4,241,895	53,800	1,336,930
Dun & Bradstreet Corp. (The) †	15,900	1,192,341	15,800	1,184,842	5,000	374,950
Freescale Semiconductor, Inc. Class B †	46,338	1,761,307	46,281	1,759,141	14,613	555,440
ON Semiconductor Corp. †	111,500	655,620	110,200	647,976	—	—
		————————————		————————————		————————————
		7,856,133		7,833,854		2,267,320

Technology Services		1.1%		0.9%		0.4%

Acxiom Corp.	21,300	525,258	20,800	512,928	—	—
Automatic Data Processing, Inc.	60,300	2,854,602	60,200	2,849,868	19,000	899,460
Blue Coat Systems, Inc. †	27,000	486,270	25,700	462,857	—	—
Convergys Corp. †	27,900	576,135	27,800	574,070	8,800	181,720
Covansys Corp. †	17,523	300,344	16,667	285,672	—	—
CSG Systems International, Inc. †	42,200	1,115,346	41,500	1,096,845	7,000	185,010
eCollege.com, Inc. † (SG) (SB)	37,400	598,026	36,900	590,031	—	—
Factset Research Systems, Inc.	26,800	1,301,676	26,500	1,287,105	—	—
Google, Inc. Class A †	1,600	643,040	1,600	643,040	500	200,950
Infospace, Inc. †	32,500	599,300	32,400	597,456	10,200	188,088
Inventec Co., Ltd. (Taiwan)	1,498,000	978,630	—	—	—	—
Oce NV (Netherlands)	47,487	761,461	44,969	721,085	11,836	189,792
SonicWall, Inc. †	207,300	2,263,716	204,300	2,230,956	41,900	457,548
Sykes Enterprises, Inc. †	81,700	1,662,595	78,900	1,605,615	8,600	175,010
TheStreet.com, Inc.	71,900	765,016	71,800	763,952	22,600	240,464
Trizetto Group † (SG)	122,700	1,857,678	122,200	1,850,108	30,800	466,312
Tyler Technologies, Inc. †	43,300	559,869	42,800	553,404	—	—
United Internet AG (Germany)	20,295	277,878	—	—	—	—
United Online, Inc.	145,600	1,773,408	145,400	1,770,972	45,800	557,844
		————————————		————————————		————————————
		19,900,248		18,395,964		3,742,198

Transportation		2.2%		1.7%		1.0%

Alaska Air Group, Inc. †	15,960	607,118	15,900	604,836	5,000	190,200
Arkansas Best Corp.	12,800	550,784	12,800	550,784	4,000	172,120
Arriva PLC (United Kingdom)	74,085	913,232	70,155	864,788	18,240	224,841
Bergesen Worldwide Gas ASA (Norway)	28,500	378,321	—	—	—	—
British Airways PLC (United Kingdom) †	503,303	4,013,881	409,468	3,265,540	103,755	827,454
Burlington Northern Santa Fe Corp.	16,200	1,189,728	16,100	1,182,384	5,100	374,544
Canadian National Railway Co. (Canada)	6,338	265,646	—	—	—	—
Central Japan Railway Co. (Japan)	447	4,755,886	407	4,330,303	103	1,095,875
Deutsche Lufthansa AG (Germany)	206,418	4,366,199	186,931	3,954,006	47,366	1,001,896
East Japan Railway Co. (Japan)	37	259,431	—	—	—	—
EGL, Inc. †	26,200	954,728	26,100	951,084	8,200	298,808
ExpressJet Holdings, Inc. †	70,950	468,980	70,841	468,259	22,277	147,251
FedEx Corp.	15,180	1,649,762	15,200	1,651,936	4,800	521,664
HUB Group, Inc. Class A †	41,600	947,648	41,100	936,258	—	—
Hyundai Mipo Dockyard (South Korea)	9,330	1,161,876	—	—	—	—
Korean Air Co., Ltd. (South Korea)	27,810	1,023,625	—	—	—	—
Kuehne & Nagel International AG
(Switzerland)	2,526	174,297	—	—	—	—

COMMON STOCKS*	Growth 83.8%		Balanced 66.6%		Conservative 35.7%
	Shares	Value	Shares	Value	Shares	Value
Transportation continued

National Express Group PLC
(United Kingdom)	50,268	$881,585	47,602	$834,830	12,529	$219,730
Neptune Orient Lines, Ltd. (Singapore)	484,000	616,770	485,000	618,045	133,000	169,484
Norfolk Southern Corp.	65,760	2,896,728	65,700	2,894,085	20,700	911,835
Oesterreichische Post AG (Austria) †	9,982	379,928	—	—	—	—
Oesterreichische Post AG 144A (Austria) †	4,563	173,674	—	—	—	—
Orient Overseas International, Ltd.
(Hong Kong)	281,000	1,141,118	154,000	625,382	40,000	162,437
Overseas Shipholding Group	25,100	1,550,427	24,400	1,507,188	4,000	247,080
Qantas Airways, Ltd. (Australia)	123,066	359,470	—	—	—	—
Saia, Inc. †	30,900	1,007,340	30,800	1,004,080	9,700	316,220
Singapore Airlines, Ltd. (Singapore)	93,000	856,006	88,000	809,985	24,000	220,905
Southwest Airlines Co.	409,800	6,827,268	409,300	6,818,938	128,900	2,147,474
Thai Airways International (Thailand)	663,500	830,091	—	—	—	—
WAN HAI Lines, Ltd. (Taiwan)	115,163	63,466	—	—	—	—
		————————————		————————————		————————————
		41,265,013		33,872,711		9,249,818

Utilities & Power		2.8%		2.3%		1.3%

AES Corp. (The) †	136,100	2,775,079	136,000	2,773,040	42,800	872,692
Allete, Inc.	20,600	895,070	20,600	895,070	6,500	282,425
American Electric Power Co., Inc.	65,000	2,364,050	64,900	2,360,413	20,400	741,948
Avista Corp.	17,700	419,136	17,100	404,928	—	—
Centrais Eletricas Brasileiras SA (Brazil)	62,052	1,286,793	—	—	—	—
China Resources Power Holdings Co.
(Hong Kong)	1,022,000	1,080,614	—	—	—	—
Cleco Corp.	23,000	580,520	22,400	565,376	—	—
E.On AG (Germany)	24,585	2,918,070	22,265	2,642,702	5,642	669,666
Edison International	65,370	2,722,007	65,315	2,719,717	20,600	857,784
Electric Power Development Co. (Japan)	73,700	2,633,057	66,800	2,386,543	16,900	603,781
Energen Corp. #	100,180	4,194,537	99,300	4,157,691	25,506	1,067,936
Energias de Portugal (EDP) SA (Portugal)	219,183	949,451	207,556	899,085	55,454	240,214
First Philippine Holdings Corp. (Philippines)	1,292,610	1,287,954	—	—	—	—
FirstEnergy Corp.	24,000	1,340,640	24,000	1,340,640	7,600	424,536
Inversiones Aguas Metropolitanas SA
(Chile)	731,810	803,452	—	—	—	—
MDU Resources Group, Inc.	49,200	1,099,128	49,050	1,095,777	15,450	345,153
National Fuel Gas Co.	46,300	1,683,005	46,300	1,683,005	14,600	530,710
National Grid PLC (United Kingdom)	65,991	822,703	62,491	779,069	16,447	205,043
NICOR, Inc. (SG) (SB) (SC)	15,600	667,056	15,500	662,780	4,900	209,524
NSTAR	14,600	487,056	13,700	457,032	—	—
Ormat Technologies, Inc. (SG) (SB)	11,300	369,736	11,200	366,464	—	—
Osaka Gas Co., Ltd. (Japan)	665,000	2,324,181	602,000	2,103,996	152,000	531,241
PG&E Corp.	136,600	5,689,390	136,400	5,681,060	43,000	1,790,950
Portland General Electric Co.	19,600	478,436	19,600	478,436	6,200	151,342
RWE AG (Germany)	11,550	1,065,739	10,676	985,094	2,952	272,386
Scottish and Southern Energy PLC
(United Kingdom)	20,464	503,748	—	—	—	—
Scottish Power PLC (United Kingdom)	24,069	292,873	—	—	—	—
TXU Corp.	107,300	6,708,396	107,200	6,702,144	33,800	2,113,176
Vector, Ltd. (New Zealand)	251,632	389,071	246,139	380,578	60,761	93,948
Veolia Environnement (France)	47,932	2,890,435	34,342	2,070,920	8,661	522,283
Westar Energy, Inc.	27,200	639,472	25,900	608,909	—	—
		————————————		————————————		————————————
		52,360,855		45,200,469		12,526,738

Total common stocks (cost $1,376,044,998,
$1,151,945,145 and $279,344,965)		$1,566,197,306		$1,328,115,348		$339,675,512

CORPORATE BONDS AND NOTES*		Growth 3.2%		Balanced 5.9%		Conservative 8.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic Materials			0.4%		0.5%		0.5%

Abitibi-Consolidated, Inc. bonds 8.55s,
2010 (Canada)		$130,000	$129,025	$175,000	$173,688	$—	$—
Abitibi-Consolidated, Inc. debs. 8.85s,
2030 (Canada)		45,000	37,800	55,000	46,200	30,000	25,200
Abitibi-Consolidated, Inc.
notes 7 3/4s, 2011 (Canada)		115,000	105,225	135,000	123,525	70,000	64,050
Abitibi-Consolidated, Inc. notes 6s,
2013 (Canada)		90,000	73,125	115,000	93,438	60,000	48,750
AK Steel Corp. company guaranty 7 3/4s,
2012		300,000	292,125	365,000	355,419	190,000	185,013
ARCO Chemical Co. debs. 10 1/4s, 2010		185,000	200,725	130,000	141,050	85,000	92,225
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014		305,000	330,925	365,000	396,025	180,000	195,300
Boise Cascade, LLC company
guaranty 7 1/8s, 2014		125,000	116,563	150,000	139,875	70,000	65,275
Builders FirstSource, Inc. company
guaranty FRB 9.655s, 2012		130,000	127,400	145,000	142,100	70,000	68,600
Chaparral Steel Co. company
guaranty 10s, 2013		315,000	351,225	365,000	406,975	180,000	200,700
Clondalkin Industries BV 144A
sr. notes 8s, 2014 (Netherlands)	EUR	60,000	80,252	65,000	86,939	35,000	46,814
Cognis Holding GmbH & Co. 144A
sr. notes 12.282s, 2015 (Germany) ‡‡	EUR	244,806	301,157	275,561	338,991	137,927	169,676
Compass Minerals International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		$160,000	154,600	$165,000	159,431	$50,000	48,313
Covalence Specialty Materials Corp.
144A sr. sub. notes 10 1/4s, 2016		320,000	310,400	365,000	354,050	185,000	179,450
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero %
(10s, 10/1/09), 2014 ††		220,000	176,550	205,000	164,513	110,000	88,275
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s,
2009		—	—	270,000	259,332	320,000	307,357
Equistar Chemicals, LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		195,000	207,188	297,000	315,563	132,000	140,250
Georgia-Pacific Corp. debs. 9 1/2s, 2011		225,000	242,438	250,000	269,375	125,000	134,688
Georgia-Pacific Corp. notes 8 1/8s, 2011		—	—	140,000	143,500	140,000	143,500
Huntsman, LLC company guaranty 11 5/8s,
2010		156,000	172,380	211,000	233,155	—	—
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013		—	—	255,000	251,318	245,000	241,462
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		125,000	119,688	60,000	57,450	65,000	62,238
JSG Holding PLC 144A sr. notes 11 1/2s,
2015 (Ireland) ‡‡	EUR	50,000	64,914	55,000	71,405	—	—
Lafarge SA notes 6 1/2s, 2016 (France)		$—	—	$75,000	76,688	$85,000	86,913
Lubrizol Corp. (The) sr. notes 5 1/2s,
2014		—	—	100,000	97,542	95,000	92,665
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		95,000	96,425	105,000	106,575	50,000	50,750
Lyondell Chemical Co. company
guaranty 8s, 2014		150,000	151,875	165,000	167,063	80,000	81,000
MDP Acquisitions PLC sr. notes 9 5/8s,
2012 (Ireland)		465,000	490,575	520,000	548,600	260,000	274,300

CORPORATE BONDS AND NOTES*		Growth 3.2%		Balanced 5.9%		Conservative 8.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic Materials continued

Metals USA, Inc. sec. notes 11 1/8s,
2015		$145,000	$158,775	$175,000	$191,625	$90,000	$98,550
Nalco Co. sr. sub. notes 8 7/8s, 2013		165,000	172,013	210,000	218,925	100,000	104,250
Nell AF S.a.r.l. 144A sr. notes 8 3/8s,
2015 (Luxembourg)	EUR	125,000	162,125	170,000	220,490	115,000	149,155
Nell AF S.a.r.l. 144A sr. notes 8 3/8s,
2015 (Luxembourg)		$105,000	104,213	$80,000	79,400	$—	—
Newmont Mining Corp. notes 5 7/8s, 2035		—	—	145,000	136,068	135,000	126,684
NewPage Corp. sec. notes 10s, 2012		95,000	98,088	125,000	129,063	65,000	67,113
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		195,000	191,588	226,000	222,045	110,000	108,075
Norske Skog Canada, Ltd.
sr. notes 7 3/8s, 2014 (Canada)		35,000	32,200	30,000	27,600	20,000	18,400
Novelis, Inc. 144A sr. notes 7 1/4s,
2015		385,000	365,750	485,000	460,750	255,000	242,250
Potash Corp. of Saskatchewan
notes 7 3/4s, 2011 (Canada)		—	—	105,000	114,806	105,000	114,806
PQ Corp. company guaranty 7 1/2s, 2013		180,000	171,000	225,000	213,750	115,000	109,250
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	210,000	276,625	220,000	289,798	135,000	177,831
Steel Dynamics, Inc. company
guaranty 9 1/2s, 2009		$210,000	217,088	$300,000	310,125	$120,000	124,050
Stone Container Corp. sr. notes 9 3/4s,
2011		427,000	440,344	551,000	568,219	244,000	251,625
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		40,000	42,000	40,000	42,000	20,000	21,000
United States Steel Corp.
sr. notes 9 3/4s, 2010		80,000	85,400	105,000	112,088	76,000	81,130
Weyerhaeuser Co. debs. 7.95s, 2025		—	—	205,000	222,651	185,000	200,929
Weyerhaeuser Co. notes 6 3/4s, 2012		—	—	55,000	57,482	45,000	47,031
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. A, 5s, 2011 ‡‡		—	—	—	—	676	527
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. B, 6s, 2010 ‡‡		—	—	—	—	424	331
			————————————		————————————		————————————
			6,849,789		9,336,670		5,135,751

Capital Goods			0.3%		0.3%		0.4%

Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		320,000	315,200	360,000	354,600	180,000	177,300
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008		400,000	419,000	40,000	41,900	20,000	20,950
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011		10,000	9,588	120,000	115,050	55,000	52,731
Amsted Industries, Inc. 144A
sr. notes 10 1/4s, 2011		60,000	64,200	75,000	80,250	40,000	42,800
Blount, Inc. sr. sub. notes 8 7/8s, 2012		145,000	144,638	190,000	189,525	105,000	104,738
Bombardier, Inc. 144A notes 6 3/4s,
2012 (Canada)		100,000	95,250	100,000	95,250	—	—
Case New Holland, Inc. company
guaranty 9 1/4s, 2011		175,000	185,500	225,000	238,500	110,000	116,600
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		275,000	278,438	350,000	354,375	170,000	172,125
Crown Cork & Seal Co., Inc. debs. 8s,
2023		60,000	57,300	75,000	71,625	40,000	38,200
Crown Euro Holdings SA company
guaranty 6 1/4s, 2011 (France)	EUR	175,000	231,851	195,000	258,348	100,000	132,486
Decrane Aircraft Holdings Co. company
guaranty zero %, 2008 ‡		$—	—	$—	—	$227,000	162,305

CORPORATE BONDS AND NOTES*		Growth 3.2%		Balanced 5.9%		Conservative 8.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Capital Goods continued

Earle M. Jorgensen Co. sec.
notes 9 3/4s, 2012		$185,000	$197,719	$205,000	$219,094	$105,000	$112,219
Graham Packaging Co., Inc.
sub. notes 9 7/8s, 2014		235,000	230,888	265,000	260,363	130,000	127,725
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		190,000	192,850	220,000	223,300	115,000	116,725
Impress Holdings BV 144A sec. FRN
8.512s, 2013 (Netherlands)		120,000	120,900	130,000	130,975	75,000	75,563
K&F Acquisitions, Inc. company
guaranty 7 3/4s, 2014		240,000	240,600	265,000	265,663	135,000	135,338
L-3 Communications Corp. company
guaranty 7 5/8s, 2012		290,000	298,700	388,000	399,640	181,000	186,430
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		85,000	82,663	—	—	20,000	19,450
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		—	—	95,000	90,250	110,000	104,500
L-3 Communications Corp.
sr. sub. notes Class B, 6 3/8s, 2015		170,000	165,325	355,000	345,238	230,000	223,675
Legrand SA debs. 8 1/2s, 2025 (France)		120,000	135,900	355,000	402,038	280,000	317,100
Lockheed Martin Corp. 144A notes 6.15s,
2036		—	—	235,000	246,256	260,000	272,453
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		225,000	242,438	278,000	299,545	143,000	154,083
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		135,000	128,250	160,000	152,000	75,000	71,250
Owens-Brockway Glass Container, Inc.
sr. sec. notes 8 3/4s, 2012		320,000	337,600	420,000	443,100	210,000	221,550
Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	220,000	270,850	235,000	289,317	100,000	123,114
Pliant Corp. sr. sub. notes 13s, 2010 (F)		$—	—	$—	—	$3,000	3,000
Ray Acquisition SCA sr. notes 9 3/8s,
2015 (France)	EUR	55,000	78,301	65,000	92,538	—	—
Raytheon Co. debs. 6 3/4s, 2018		$—	—	$165,000	180,603	$125,000	136,820
RBS Global, Inc. and Rexnord Corp. 144A
company guaranty 9 1/2s, 2014		280,000	284,200	320,000	324,800	160,000	162,400
RBS Global, Inc. and Rexnord Corp. 144A
sr. sub. notes 11 3/4s, 2016		35,000	36,050	40,000	41,200	20,000	20,600
Sensata Technologies BV 144A
sr. notes 8s, 2014 (Netherlands)		50,000	48,625	60,000	58,350	30,000	29,175
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		310,000	267,763	350,000	302,313	175,000	151,156
TD Funding Corp. 144A
sr. sub. notes 7 3/4s, 2014		45,000	45,338	50,000	50,375	25,000	25,188
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012		90,000	100,800	115,000	128,800	60,000	67,200
WCA Waste Corp. 144A sr. notes 9 1/4s,
2014		85,000	88,294	100,000	103,875	50,000	51,938
			————————————		————————————		————————————
			5,395,019		6,849,056		3,928,887

Communication Services			0.2%		0.5%		0.7%

American Cellular Corp.
sr. notes Ser. B, 10s, 2011		260,000	272,350	335,000	350,913	160,000	167,600
American Towers, Inc. company
guaranty 7 1/4s, 2011		75,000	77,250	85,000	87,550	40,000	41,200
Ameritech Capital Funding company
guaranty 6 1/4s, 2009		—	—	450,000	458,325	295,000	300,458
AT&T Corp. sr. notes 8s, 2031		—	—	145,000	177,227	140,000	171,116
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031		—	—	495,000	632,808	515,000	658,376

CORPORATE BONDS AND NOTES*		Growth 3.2%		Balanced 5.9%		Conservative 8.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Communication Services continued

BCM Ireland Finance, Ltd. 144A FRN
8.215s, 2016 (Cayman Islands)	EUR	90,000	$117,984	105,000	$137,648	50,000	$65,547
Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013		$100,000	106,250	$155,000	164,688	$—	—
Centennial Cellular Operating Co., LLC
sr. sub. notes 10 3/4s, 2008		74,000	74,925	100,000	101,250	104,000	105,300
Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013		300,000	306,750	425,000	434,563	180,000	184,050
Citizens Communications Co.
notes 9 1/4s, 2011		340,000	374,850	480,000	529,200	225,000	248,063
Digicel, Ltd. 144A sr. notes 9 1/4s,
2012 (Jamaica)		—	—	100,000	103,750	—	—
Dobson Communications Corp.
sr. notes 8 7/8s, 2013		270,000	267,975	345,000	342,413	170,000	168,725
France Telecom notes 8 1/2s, 2031
(France)		—	—	20,000	26,095	—	—
France Telecom notes 7 3/4s, 2011
(France)		—	—	115,000	125,991	185,000	202,682
Horizon PCS, Inc. company
guaranty 11 3/8s, 2012		30,000	33,675	40,000	44,900	20,000	22,450
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012 (United Kingdom)		109,000	112,270	152,000	156,560	71,000	73,130
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††		54,000	47,790	76,000	67,260	36,000	31,860
Intelsat Bermuda, Ltd. 144A
sr. notes 11 1/4s, 2016 (Bermuda)		340,000	361,250	395,000	419,688	200,000	212,500
Intelsat Subsidiary Holding Co., Ltd.
company guaranty 8 5/8s, 2015
(Bermuda)		10,000	10,225	15,000	15,338	5,000	5,113
iPCS, Inc. sr. notes 11 1/2s, 2012		140,000	156,800	200,000	224,000	95,000	106,400
Level 3 Communications, Inc.
sr. notes 11 1/2s, 2010		160,000	164,400	180,000	184,950	90,000	92,475
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013		—	—	135,000	137,422	140,000	142,512
Nordic Telephone Co. Holdings ApS 144A
sr. notes 8 7/8s, 2016 (Denmark)		75,000	78,844	75,000	78,844	75,000	78,844
PanAmSat Corp. company guaranty 9s, 2014		180,000	185,850	225,000	232,313	110,000	113,575
Qwest Corp. debs. 7 1/4s, 2025		85,000	82,344	115,000	111,406	55,000	53,281
Qwest Corp. notes 8 7/8s, 2012		530,000	578,363	720,000	785,700	330,000	360,113
Qwest Corp. sr. notes 7 5/8s, 2015		115,000	119,313	155,000	160,813	75,000	77,813
Rogers Wireless, Inc. sec.
notes 9 5/8s, 2011 (Canada)		220,000	248,600	315,000	355,950	145,000	163,850
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)		—	—	160,000	159,400	175,000	174,344
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010		235,000	236,469	315,000	316,969	155,000	155,969
Southwestern Bell Telephone debs. 7s,
2027		—	—	—	—	110,000	112,764
Sprint Capital Corp. company
guaranty 6.9s, 2019		—	—	175,000	182,115	115,000	119,676
Sprint Capital Corp. company
guaranty 6 7/8s, 2028		—	—	435,000	440,856	475,000	481,394
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013		65,000	62,563	85,000	81,813	40,000	38,500
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)		—	—	140,000	132,563	110,000	104,157

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%

	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication Services continued

Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	$—	$—	$5,000	$4,742	$50,000	$47,417
Telecom Italia Capital SA notes 5 1/4s,
2015 (Luxembourg)	—	—	215,000	199,220	240,000	222,385
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	—	—	275,000	290,881	300,000	317,325
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	—	—	75,000	77,193	75,000	77,193
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	—	—	125,000	148,857	120,000	142,903
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	—	—	245,000	251,334	365,000	374,436
Verizon New Jersey, Inc. debs. 8s, 2022	—	—	160,000	177,220	165,000	182,758
Verizon Pennsylvania, Inc. debs. 8.35s,
2030	—	—	210,000	239,673	225,000	256,793
Verizon Virginia, Inc. debs. Ser. A,
4 5/8s, 2013	—	—	—	—	95,000	88,688
Windstream Corp. 144A sr. notes 8 5/8s,
2016	270,000	288,900	305,000	326,350	155,000	165,850
Windstream Corp. 144A sr. notes 8 1/8s,
2013	140,000	148,575	160,000	169,800	80,000	84,900
		—————————————		—————————————		—————————————
		4,514,565		9,846,551		6,994,485

Conglomerates		—%		—%		—%

Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	—	—	155,000	157,321	160,000	162,396

Consumer Cyclicals		0.7%		1.0%		1.3%

American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	200,000	186,500	250,000	233,125	130,000	121,225
ArvinMeritor, Inc. sr. unsec.
notes 8 1/8s, 2015	110,000	99,825	120,000	108,900	60,000	54,450
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	275,000	274,313	330,000	329,175	170,000	169,575
Autonation, Inc. 144A company
guaranty 7s, 2014	30,000	29,925	35,000	34,913	20,000	19,950
Autonation, Inc. 144A company
guaranty FRN 7.507s, 2013	50,000	50,625	55,000	55,688	30,000	30,375
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	220,000	213,950	270,000	262,575	140,000	136,150
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	230,000	236,038	350,000	359,188	160,000	164,200
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	145,000	140,288	180,000	174,150	95,000	91,913
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	156,391	154,436	176,071	173,870	89,145	88,031
Cenveo Corp., sr. sub. notes 7 7/8s,
2013	70,000	66,325	82,000	77,695	43,000	40,743
Corrections Corporation of America
sr. notes 7 1/2s, 2011	125,000	127,813	160,000	163,600	85,000	86,913
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	—	—	115,000	122,752	130,000	138,763
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	—	—	140,000	135,516	365,000	353,310
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010	—	—	590,000	634,268	440,000	473,013
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	—	—	—	—	35,000	36,468
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	—	—	35,000	35,841	50,000	51,202

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer Cyclicals continued

DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	$ —	$—	$245,000	$243,848	$445,000	$442,908
Dex Media, Inc. notes 8s, 2013	165,000	163,763	200,000	198,500	105,000	104,213
Ford Motor Co. notes 7.45s, 2031	415,000	320,588	475,000	366,938	240,000	185,400
Ford Motor Credit Corp. bonds 7 3/8s,
2011	70,000	67,188	90,000	86,385	45,000	43,192
Ford Motor Credit Corp. notes 7 7/8s,
2010	640,000	623,282	650,000	633,021	280,000	272,686
Ford Motor Credit Corp. notes 7 3/8s,
2009	155,000	150,630	190,000	184,643	95,000	92,321
Ford Motor Credit Corp. notes 6 1/2s,
2007	—	—	—	—	135,000	134,908
Ford Motor Credit Corp. notes 6 3/8s,
2008	—	—	215,000	206,607	235,000	225,826
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	470,000	486,348	540,000	558,783	275,000	284,565
Ford Motor Credit Corp. 144A sr. unsec.
notes 9 3/4s, 2010	145,000	149,709	179,000	184,813	—	—
General Motors Acceptance Corp.
bonds 8s, 2031	—	—	235,000	245,712	320,000	334,586
General Motors Acceptance Corp. FRN
6.457s, 2007	—	—	400,000	397,752	405,000	402,724
General Motors Acceptance Corp. FRN
Ser. MTN, 6.243s, 2007	—	—	395,000	393,666	360,000	358,785
General Motors Acceptance Corp.
notes 7 3/4s, 2010	140,000	143,450	180,000	184,436	95,000	97,341
General Motors Acceptance Corp.
notes 7s, 2012	—	—	230,000	229,073	315,000	313,731
General Motors Acceptance Corp.
notes 6 7/8s, 2012	370,000	366,227	470,000	465,207	240,000	237,552
General Motors Acceptance Corp.
notes 6 7/8s, 2011	475,000	472,483	605,000	601,795	295,000	293,437
General Motors Acceptance Corp.
notes 6 3/4s, 2014	430,000	419,790	495,000	483,246	265,000	258,708
General Motors Acceptance Corp.
notes 5 1/8s, 2008	115,000	112,692	145,000	142,090	70,000	68,595
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	195,000	191,189	240,000	235,310	130,000	127,459
General Motors Corp. notes 7.2s, 2011	350,000	322,438	395,000	363,894	190,000	175,038
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.329s, 2012	212,000	214,915	246,000	249,383	119,000	120,636
Goodyear Tire & Rubber Co. (The)
company guaranty 11s, 2011	170,000	187,425	190,000	209,475	95,000	104,738
Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	—	—	4,000	3,890	—	—
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	330,000	334,950	384,000	389,760	195,000	197,925
GTECH Holdings Corp. notes 4 3/4s, 2010	—	—	150,000	150,653	145,000	145,631
Harrah’s Operating Co., Inc. company
guaranty 5 3/4s, 2017	—	—	160,000	146,329	130,000	118,892
Host Marriott, LP sr. notes Ser. M, 7s,
2012 (R)	320,000	323,600	450,000	455,063	210,000	212,363
Houghton Mifflin Co.
sr. sub. notes 9 7/8s, 2013	280,000	296,100	395,000	417,713	185,000	195,638
iPayment, Inc. 144A
sr. sub. notes 9 3/4s, 2014	65,000	66,300	75,000	76,500	35,000	35,700
JC Penney Co., Inc. debs. 7.65s, 2016	—	—	25,000	28,075	25,000	28,075
JC Penney Co., Inc. notes 6 7/8s, 2015	—	—	195,000	206,062	210,000	221,913

CORPORATE BONDS AND NOTES*		Growth 3.2%		Balanced 5.9%		Conservative 8.6%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Consumer Cyclicals continued

Jostens IH Corp. company
guaranty 7 5/8s, 2012		$190,000	$190,950	$265,000	$266,325	$125,000	$125,625
K. Hovnanian Enterprises, Inc. company
guaranty 8 7/8s, 2012		70,000	68,600	80,000	78,400	40,000	39,200
K. Hovnanian Enterprises, Inc. company
guaranty 7 3/4s, 2013		135,000	123,525	150,000	137,250	75,000	68,625
Lamar Media Corp. company
guaranty 7 1/4s, 2013		185,000	186,156	260,000	261,625	120,000	120,750
Lamar Media Corp. 144A
sr. sub. notes 6 5/8s, 2015		70,000	67,113	80,000	76,700	40,000	38,350
Lear Corp. company guaranty Ser. B,
8.11s, 2009		290,000	279,850	315,000	303,975	150,000	144,750
Lear Corp. sr. notes 8 1/8s, 2008	EUR	155,000	195,538	165,000	208,153	90,000	113,538
Levi Strauss & Co. sr. notes 9 3/4s,
2015		$50,000	51,875	$75,000	77,813	$40,000	41,500
Levi Strauss & Co. sr. notes 8 7/8s,
2016		115,000	114,425	145,000	144,275	75,000	74,625
Meritage Homes Corp. company
guaranty 6 1/4s, 2015		200,000	170,000	285,000	242,250	130,000	110,500
MGM Mirage, Inc. sr. notes 6 3/4s, 2012		315,000	310,669	436,000	430,005	216,000	213,030
Mohegan Tribal Gaming Authority
sr. sub. notes 6 3/8s, 2009		90,000	89,325	130,000	129,025	59,000	58,558
Movie Gallery, Inc. sr. unsec.
notes 11s, 2012		50,000	32,000	75,000	48,000	35,000	22,400
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015		260,000	276,250	335,000	355,938	165,000	175,313
NTK Holdings, Inc. sr. disc.
notes zero %, 2014		175,000	120,750	215,000	148,350	105,000	72,450
Office Depot, Inc. notes 6 1/4s, 2013		—	—	119,000	121,674	128,000	130,876
Omnicom Group, Inc. sr. notes 5.9s, 2016		—	—	140,000	142,033	150,000	152,178
Owens Corning bonds 7 1/2s,
2018 (In default) †		185,000	94,813	180,000	92,250	100,000	51,250
Owens Corning notes 7 1/2s,
2005 (In default) † ***		145,000	74,675	200,000	103,000	95,000	48,925
Park Place Entertainment Corp.
sr. notes 7s, 2013		—	—	45,000	46,262	80,000	82,243
Park Place Entertainment Corp.
sr. sub. notes 9 3/8s, 2007		—	—	420,000	424,200	215,000	217,150
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010		285,000	296,400	—	—	—	—
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012		170,000	172,125	240,000	243,000	115,000	116,438
Ply Gem Industries, Inc.
sr. sub. notes 9s, 2012		35,000	27,913	40,000	31,900	20,000	15,950
PRIMEDIA, Inc. company guaranty 8 7/8s,
2011		—	—	275,000	268,813	—	—
PRIMEDIA, Inc. sr. notes 8s, 2013		265,000	240,488	70,000	63,525	165,000	149,738
R.H. Donnelley Corp. sr. disc.
notes Ser. A-1, 6 7/8s, 2013		55,000	50,188	65,000	59,313	35,000	31,938
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013		95,000	86,688	115,000	104,938	60,000	54,750
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016		145,000	145,363	180,000	180,450	95,000	95,238
Samsonite Corp. sr. sub. notes 8 7/8s,
2011		150,000	157,125	215,000	225,213	100,000	104,750
Scientific Games Corp. company
guaranty 6 1/4s, 2012		165,000	158,813	235,000	226,188	110,000	105,875

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer Cyclicals continued

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	$190,000	$193,800	$270,000	$275,400	$125,000	$127,500
Standard Pacific Corp. sr. notes 7s,
2015	90,000	81,000	115,000	103,500	55,000	49,500
Station Casinos, Inc. sr. notes 6s, 2012	455,000	439,075	600,000	579,000	285,000	275,025
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	15,000	14,813	—	—	5,000	4,938
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	265,000	287,525	375,000	406,875	175,000	189,875
Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	105,000	105,000	140,000	140,000	65,000	65,000
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes 8 1/2s,
2014	335,000	316,575	410,000	387,450	200,000	189,000
Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015	320,000	306,000	430,000	411,188	200,000	191,250
TRW Automotive, Inc. sr. notes 9 3/8s,
2013	317,000	337,605	389,000	414,285	123,000	130,995
TRW Automotive, Inc.
sr. sub. notes 11s, 2013	40,000	43,600	45,000	49,050	100,000	109,000
United Auto Group, Inc. company
guaranty 9 5/8s, 2012	175,000	185,500	245,000	259,700	115,000	121,900
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009	240,000	240,000	340,000	340,000	160,000	160,000
Visteon Corp. sr. notes 7s, 2014	25,000	22,375	20,000	17,900	5,000	4,475
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	270,000	261,900	380,000	368,600	175,000	169,750
		—————————		—————————		—————————
		13,609,490		20,633,669		12,456,488

Consumer Staples		0.5%		0.8%		1.1%

Adelphia Communications Corp.
sr. notes 10 7/8s, 2010 (In default) †	200,000	123,500	270,000	166,725	125,000	77,188
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	110,000	112,750	135,000	138,375	70,000	71,750
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	160,000	168,000	205,000	215,250	105,000	110,250
Affinity Group, Inc. sr. sub. notes 9s,
2012	175,000	175,000	250,000	250,000	115,000	115,000
AMC Entertainment, Inc. company
guaranty 11s, 2016	65,000	70,850	80,000	87,200	45,000	49,050
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	255,000	239,700	360,000	338,400	143,000	134,420
Avis Budget Care Rental, LLC 144A
sr. notes 7 3/4s, 2016	120,000	116,100	145,000	140,288	75,000	72,563
Avis Budget Care Rental, LLC 144A
sr. notes 7 5/8s, 2014	95,000	92,150	105,000	101,850	55,000	53,350
Brand Services, Inc. company
guaranty 12s, 2012	190,000	212,800	235,000	263,200	125,000	140,000
Burlington Coat Factory Warehouse Corp.
144A sr. notes 11 1/8s, 2014	160,000	154,400	190,000	183,350	100,000	96,500
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	275,000	280,500	265,000	270,300	210,000	214,200
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	440,000	400,400	615,000	559,650	174,000	158,340
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	120,000	121,800	150,000	152,250	115,000	116,725
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	25,000	23,063	30,000	27,675	15,000	13,838

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer Staples continued

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	$150,000	$129,750	$170,000	$147,050	$85,000	$73,525
Church & Dwight Co., Inc. company
guaranty 6s, 2012	130,000	124,475	180,000	172,350	85,000	81,388
Cinemark, Inc. sr. disc.
notes stepped-coupon zero % (9 3/4s,
3/15/09), 2014 ††	405,000	322,988	545,000	434,638	255,000	203,363
Comcast Corp. company guaranty 5.9s,
2016	—	—	—	—	95,000	95,044
Comcast Corp. company guaranty 4.95s,
2016	—	—	255,000	237,764	—	—
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008	225,000	230,625	—	—	135,000	138,375
Constellation Brands, Inc.
sr. sub. notes Ser. B, 8 1/8s, 2012	—	—	270,000	280,800	—	—
Cox Communications, Inc. notes 6 3/4s,
2011	—	—	220,000	229,128	325,000	338,484
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	—	—	225,000	241,490	110,000	118,062
CSC Holdings, Inc. debs. Ser. B,
8 1/8s, 2009	405,000	419,681	570,000	590,663	265,000	274,606
CVS Corp. sr. unsec. notes 6 1/8s, 2016	—	—	20,000	20,466	35,000	35,816
CVS Corp. 144A pass-through
certificates 6.117s, 2013	—	—	246,990	249,969	238,473	241,349
Dean Foods Co. company guaranty 7s, 2016	205,000	205,000	390,000	390,000	275,000	275,000
Dean Foods Co. sr. notes 8.15s, 2007	175,000	177,406	270,000	273,713	141,000	142,939
Del Monte Corp. company
guaranty 6 3/4s, 2015	230,000	221,950	320,000	308,800	150,000	144,750
Del Monte Corp. sr. sub. notes 8 5/8s,
2012	35,000	36,706	45,000	47,194	20,000	20,975
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	220,000	236,123	605,000	649,339	465,000	499,079
Diageo PLC company guaranty 8s, 2022	—	—	165,000	201,544	135,000	164,900
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	290,000	272,600	395,000	371,300	90,000	84,600
DirecTV Holdings, LLC sr. notes 8 3/8s,
2013	—	—	—	—	85,000	88,081
Dole Food Co. sr. notes 8 5/8s, 2009	98,000	95,795	197,000	192,568	88,000	86,020
Echostar DBS Corp. sr. notes 6 3/8s,
2011	440,000	428,450	620,000	603,725	290,000	282,388
Echostar DBS Corp. 144A sr. notes 7s,
2013	150,000	147,375	165,000	162,113	85,000	83,513
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	210,000	205,800	275,000	269,500	130,000	127,400
Fortune Brands, Inc. notes 5 3/8s, 2016	—	—	240,000	228,927	265,000	252,774
Hertz Corp. 144A sr. notes 8 7/8s, 2014	140,000	146,650	175,000	183,313	90,000	94,275
Insight Midwest, LP/Insight
Capital, Inc. sr. notes 10 1/2s, 2010	160,000	165,600	250,000	258,750	—	—
Insight Midwest, LP/Insight
Capital, Inc. sr. notes 9 3/4s, 2009	—	—	—	—	100,000	101,750
Interpublic Group of Companies, Inc.
notes 6 1/4s, 2014	155,000	134,075	190,000	164,350	100,000	86,500
Ion Media Networks, Inc. 144A sec. FRN
11.757s, 2013	70,000	70,525	90,000	90,675	45,000	45,338
Ion Media Networks, Inc. 144A sec. FRN
8.757s, 2012	90,000	90,675	110,000	110,825	60,000	60,450
Jean Coutu Group, Inc.
sr. notes 7 5/8s, 2012 (Canada)	80,000	84,100	110,000	115,638	50,000	52,563

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer Staples continued

Kroger Co. company guaranty 6 3/4s, 2012	$—	$—	$—	$—	$150,000	$157,674
Liberty Media Corp. debs. 8 1/4s, 2030	195,000	194,643	245,000	244,551	120,000	119,780
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013	150,000	139,875	165,000	153,863	80,000	74,600
LIN Television Corp.
sr. sub. notes 6 1/2s, 2013	20,000	18,650	25,000	23,313	15,000	13,988
News America, Inc. company
guaranty 6.4s, 2035	—	—	325,000	318,738	350,000	343,256
News America, Inc. debs. 7 1/4s, 2018	—	—	225,000	247,810	205,000	225,782
News America Holdings, Inc.
debs. 7 3/4s, 2045	—	—	75,000	83,629	80,000	89,204
NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)	—	—	100,000	103,250	—	—
Nutro Products, Inc. 144A sr. notes FRN
9.23s, 2013	60,000	61,725	80,000	82,300	40,000	41,150
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	210,000	210,263	300,000	300,375	140,000	140,175
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	150,000	156,750	215,000	224,675	100,000	104,500
Playtex Products, Inc. sec. notes 8s,
2011	70,000	72,625	80,000	83,000	40,000	41,500
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	150,000	150,750	210,000	211,050	100,000	100,500
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	225,000	240,750	320,000	342,400	150,000	160,500
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	110,000	101,200	160,000	147,200	70,000	64,400
Sbarro, Inc. company guaranty 11s, 2009	170,000	172,975	235,000	239,113	110,000	111,925
Sinclair Broadcast Group, Inc. company
guaranty 8 3/4s, 2011	260,000	271,700	390,000	407,550	140,000	146,300
Sirius Satellite Radio, Inc. sr. unsec.
notes 9 5/8s, 2013	140,000	136,850	180,000	175,950	90,000	87,975
Six Flags, Inc. sr. notes 8 7/8s, 2010	100,000	96,000	140,000	134,400	70,000	67,200
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	335,000	268,000	415,000	332,000	215,000	172,000
Swift & Co. company guaranty 10 1/8s, 2009	50,000	50,875	60,000	61,050	30,000	30,525
TCI Communications, Inc. debs. 9.8s, 2012	—	—	65,000	76,776	50,000	59,059
TCI Communications, Inc. debs. 8 3/4s, 2015	—	—	175,000	207,226	100,000	118,415
TCI Communications, Inc. debs. 7 7/8s, 2013	—	—	530,000	592,234	660,000	737,499
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	—	—	—	—	25,000	28,872
Time Warner, Inc. debs. 9.15s, 2023	—	—	25,000	31,060	105,000	130,453
Time Warner, Inc. debs. 9 1/8s, 2013	—	—	705,000	821,454	555,000	646,677
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	95,000	91,675	120,000	115,800	60,000	57,900
United Rentals NA, Inc.
sr. sub. notes 7 3/4s, 2013	45,000	44,325	48,000	47,280	21,000	20,685
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	250,000	235,000	305,000	286,700	155,000	145,700
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	185,000	185,694	260,000	260,975	120,000	120,450
Viacom, Inc. 144A sr. notes 5 3/4s, 2011	—	—	130,000	129,741	140,000	139,721
Young Broadcasting, Inc. company
guaranty 10s, 2011	185,000	172,744	260,000	242,775	124,000	115,785
		—————————		—————————		—————————
		9,310,431		16,849,343		10,330,631

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Energy		0.3%		0.4%		0.6%

Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	$ —	$—	$245,000	$249,647	$210,000	$213,983
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	—	—	170,000	171,681	185,000	186,829
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	455,000	436,800	515,000	494,400	255,000	244,800
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	115,000	116,438	160,000	162,000	75,000	75,938
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	383,000	390,660	—	—	—	—
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	—	—	515,000	522,725	250,000	253,750
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	—	—	225,000	229,781	230,000	234,888
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	160,000	154,400	200,000	193,000	95,000	91,675
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	125,000	119,219	175,000	166,906	80,000	76,300
Dresser, Inc. company guaranty 10 1/8s,
2011	140,000	146,650	190,000	199,025	80,000	83,800
Encore Acquisition Co.
sr. sub. notes 6s, 2015	290,000	265,350	402,000	367,830	184,000	168,360
Enterprise Products Operating, LP
company guaranty Ser. B, 6 3/8s, 2013	—	—	130,000	133,481	135,000	138,614
Forest Oil Corp. sr. notes 8s, 2011	110,000	113,850	270,000	279,450	120,000	124,200
Hanover Compressor Co. sr. notes 9s,
2014	205,000	217,300	290,000	307,400	135,000	143,100
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	165,000	153,038	205,000	190,138	110,000	102,025
Hess Corp. bonds 7 7/8s, 2029	—	—	240,000	283,615	270,000	319,067
Hilcorp Energy I, LP/Hilcorp
Finance Co. 144A sr. notes 9s, 2016	70,000	72,275	80,000	82,600	40,000	41,300
Inergy, LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	285,000	272,888	380,000	363,850	190,000	181,925
Kerr-McGee Corp. sec. notes 6.95s, 2024	180,000	192,848	230,000	246,417	110,000	117,852
Massey Energy Co. sr. notes 6 5/8s, 2010	190,000	185,250	265,000	258,375	125,000	121,875
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	—	—	115,000	114,258	120,000	119,226
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	200,000	206,000	280,000	288,400	130,000	133,900
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	—	—	145,000	141,013	155,000	150,738
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	180,000	168,750	245,000	229,688	115,000	107,813
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	54,549	55,916	79,343	81,332	57,028	58,457
Peabody Energy Corp. sr. notes 5 7/8s,
2016	290,000	265,350	410,000	375,150	195,000	178,425
PetroHawk Energy Corp. 144A
sr. notes 9 1/8s, 2013	395,000	396,975	455,000	457,275	230,000	231,150
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	295,000	311,963	415,000	438,863	200,000	211,500
Pogo Producing Co.
sr. sub. notes 6 7/8s, 2017	145,000	138,294	190,000	181,213	90,000	85,838
Pogo Producing Co. 144A
sr. sub. notes 7 7/8s, 2013	85,000	86,594	95,000	96,781	50,000	50,938

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy continued

Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	$ —	$—	$50,000	$52,244	$60,000	$62,693
Pride International, Inc.
sr. notes 7 3/8s, 2014	195,000	200,850	275,000	283,250	130,000	133,900
Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	105,000	99,488	130,000	123,175	70,000	66,325
Sunoco, Inc. notes 4 7/8s, 2014	—	—	130,000	123,645	110,000	104,623
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	60,000	59,850	75,000	74,813	40,000	39,900
Valero Energy Corp. sr. unsec.
notes 7 1/2s, 2032	—	—	160,000	185,345	160,000	185,345
Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	—	—	205,000	209,073	205,000	209,073
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	—	—	95,000	93,561	105,000	103,410
Whiting Petroleum Corp. company
guaranty 7s, 2014	120,000	117,000	150,000	146,250	75,000	73,125
		—————————		—————————		—————————
		4,943,996		8,597,650		5,226,660

Financial		—%		0.9%		1.8%

American Express Co. FRN 6.8s, 2066	—	—	195,000	206,103	200,000	211,387
Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	—	—	405,000	434,390	450,000	482,656
Bank One Corp. sub. notes 5 1/4s, 2013	—	—	30,000	29,854	115,000	114,441
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	—	—	250,000	237,505	240,000	228,005
Block Financial Corp. notes 5 1/8s, 2014	—	—	155,000	147,708	155,000	147,708
Bosphorus Financial Services, Ltd. 144A
sec. FRN 7.205s, 2012 (Cayman Islands)	200,000	198,566	529,000	525,208	602,000	597,684
Brandywine Operating Partnership, LP
notes 5 3/4s, 2012 (R)	—	—	110,000	110,668	120,000	120,728
Capital One Capital III company
guaranty 7.686s, 2036	—	—	375,000	399,560	375,000	399,560
CIT Group, Inc. sr. notes 5s, 2015	—	—	105,000	100,856	125,000	120,066
CIT Group, Inc. sr. notes 5s, 2014	—	—	805,000	778,196	820,000	792,696
Citigroup, Inc. sub. notes 5s, 2014	—	—	271,000	264,029	463,000	451,090
CNA Financial Corp. unsec.
notes 6 1/2s, 2016	—	—	165,000	169,554	175,000	179,829
CNA Financial Corp. unsec. notes 6s, 2011	—	—	165,000	167,311	170,000	172,381
Colonial Properties Trust notes 6 1/4s, 2014 (R)	—	—	170,000	173,644	185,000	188,966
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	—	—	230,000	263,102	180,000	205,906
Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	—	—	235,000	229,123	260,000	253,498
Developers Diversified Realty Corp.
unsec. notes 5 3/8s, 2012 (R)	—	—	85,000	84,130	85,000	84,130
E*Trade Finance Corp. sr. notes 8s, 2011	180,000	186,300	255,000	263,925	120,000	124,200
Equity One, Inc. company
guaranty 3 7/8s, 2009 (R)	—	—	190,000	183,202	190,000	183,202
ERP Operating, LP notes 6.584s, 2015	—	—	125,000	133,045	120,000	127,723
Executive Risk Capital Trust company
guaranty Ser. B, 8.675s, 2027	—	—	430,000	451,071	300,000	314,701
Finova Group, Inc. notes 7 1/2s, 2009	204,000	57,120	288,150	80,682	135,150	37,842
Fleet Capital Trust V bank guaranty FRN
6.39s, 2028	—	—	225,000	224,473	220,000	219,484

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financial continued

Fund American Cos., Inc. notes 5 7/8s,
2013	$—	$—	$300,000	$297,352	$275,000	$272,573
GATX Financial Corp. notes 5.8s, 2016	—	—	120,000	118,562	130,000	128,442
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	—	—	130,000	138,233	115,000	122,283
Health Care REIT, Inc. sr. notes 6s,
2013 (R)	—	—	85,000	85,152	90,000	90,161
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	—	—	170,000	165,648	160,000	155,904
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	—	—	175,000	183,969	175,000	183,969
HRPT Properties Trust bonds 5 3/4s,
2014 (R)	—	—	115,000	115,009	105,000	105,008
HRPT Properties Trust notes 6 1/4s,
2016 (R)	—	—	105,000	108,113	95,000	97,816
HSBC Finance Capital Trust IX FRN
5.911s, 2035	—	—	700,000	699,838	800,000	799,814
ILFC E-Capital Trust I 144A FRB 5.9s,
2065	—	—	100,000	100,734	110,000	110,807
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	—	—	385,000	384,874	475,000	474,845
International Lease Finance Corp.
notes 4 3/4s, 2012	—	—	75,000	72,871	45,000	43,723
iStar Financial, Inc. sr. unsec.
notes 5 7/8s, 2016 (R)	—	—	345,000	343,382	380,000	378,218
JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	—	—	595,000	631,997	520,000	552,334
JPMorgan Chase Capital XX jr.
sub. Ser. T, 6.55s, 2036	—	—	355,000	358,220	360,000	363,265
JPMorgan Chase & Co. sub. notes 5 1/8s,
2014	—	—	—	—	100,000	98,059
Lehman Brothers E-Capital Trust I FRN
6.173s, 2065	—	—	485,000	487,626	520,000	522,816
Lehman Brothers Holdings, Inc.
notes Ser. MTN, 5 1/2s, 2016	—	—	45,000	44,834	35,000	34,871
Liberty Mutual Insurance 144A
notes 7.697s, 2097	—	—	490,000	501,499	510,000	521,969
Lincoln National Corp. FRB 7s, 2066	—	—	285,000	298,511	315,000	329,933
Loews Corp. notes 5 1/4s, 2016	—	—	95,000	92,109	100,000	96,957
MetLife, Inc. notes 5.7s, 2035	—	—	165,000	160,332	160,000	155,473
MetLife, Inc. notes 5s, 2015	—	—	235,000	227,509	280,000	271,075
Mizuho Financial Group Cayman, Ltd.
bank guaranty 8 3/8s, 2009
(Cayman Islands)	—	—	175,000	185,325	190,000	201,210
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	—	—	125,000	124,589	425,000	423,602
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	—	—	145,000	148,271	150,000	153,384
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	—	—	210,000	255,199	—	—
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	—	—	110,000	107,493	110,000	107,493
Nuveen Investments, Inc. sr. notes 5s,
2010	—	—	110,000	107,919	110,000	107,919
OneAmerica Financial Partners, Inc.
144A bonds 7s, 2033	—	—	295,000	305,975	330,000	342,277
PNC Bank NA notes 4 7/8s, 2017	—	—	220,000	208,782	225,000	213,527

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financial continued

ProLogis Trust sr. notes 5 3/4s,
2016 (R)	$—	$—	$200,000	$200,502	$215,000	$215,539
Prudential Holdings, LLC 144A
bonds 8.695s, 2023	—	—	320,000	394,461	350,000	431,442
Rouse Co., LP/TRC Co-Issuer, Inc.
sr. notes 6 3/4s, 2013	—	—	165,000	164,893	175,000	174,887
Rouse Co. (The) notes 7.2s, 2012 (R)	—	—	150,000	153,629	170,000	174,113
Royal Bank of Scotland Group PLC
bonds Ser. 1, 9.118s, 2049
(United Kingdom)	—	—	500,000	558,076	480,000	535,753
Safeco Capital Trust I company
guaranty 8.072s, 2037	—	—	285,000	299,886	315,000	331,453
Simon Property Group, LP unsub. 5 3/4s,
2015 (R)	—	—	165,000	166,323	165,000	166,323
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	—	—	155,000	151,760	155,000	151,760
St. Paul Travelers Cos., Inc. (The)
sr. unsec. notes 5 1/2s, 2015	—	—	20,000	19,741	20,000	19,741
Swiss Re Capital I, LP 144A company
guaranty FRN 6.854s, 2049	—	—	185,000	190,539	195,000	200,838
Transamerica Capital III company
guaranty 7 5/8s, 2037	—	—	240,000	270,012	240,000	270,012
UBS AG/Jersey Branch FRN 8.39s, 2008
(Jersey)	—	—	685,000	702,981	530,000	543,913
UBS Preferred Funding Trust I company
guaranty 8.622s, 2049	—	—	285,000	317,157	260,000	289,336
Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	—	—	250,000	255,197	250,000	255,197
Westfield Group sr. notes 5.7s, 2016
(Australia)	—	—	205,000	204,508	230,000	229,448
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049
(Australia)	—	—	295,000	293,313	230,000	228,684
		—————————		—————————		—————————
		441,986		17,060,244		17,436,049

Health Care		0.2%		0.3%		0.4%

Bayer Corp. 144A FRB 6.2s, 2008	—	—	220,000	220,948	160,000	160,690
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	205,000	196,031	280,000	267,750	130,000	124,313
DaVita, Inc. company guaranty 6 5/8s,
2013	195,000	190,369	240,000	234,300	125,000	122,031
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011
(Ireland)	135,000	131,794	190,000	185,488	90,000	87,863
HCA, Inc. sr. notes 7 7/8s, 2011	416,000	397,800	590,000	564,188	275,000	262,969
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	—	—	100,000	95,741	110,000	105,316
Hospira, Inc. notes 5.9s, 2014	—	—	90,000	89,583	85,000	84,607
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	85,000	82,238	100,000	96,750	50,000	48,375
MedQuest, Inc. company guaranty Ser. B,
11 7/8s, 2012	45,000	39,150	50,000	43,500	25,000	21,750
Omnicare, Inc. sr. sub. notes 6 7/8s,
2015	70,000	67,988	90,000	87,413	45,000	43,706
Omnicare, Inc. sr. sub. notes 6 1/8s,
2013	230,000	217,350	325,000	307,125	150,000	141,750
Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	140,000	136,500	190,000	185,250	90,000	87,750

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health Care continued

Select Medical Corp. company
guaranty 7 5/8s, 2015	$10,000	$8,425	$15,000	$12,638	$10,000	$8,425
Service Corporation International
sr. notes 6 3/4s, 2016	255,000	244,481	360,000	345,150	170,000	162,988
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	205,000	189,625	270,000	249,750	125,000	115,625
Tenet Healthcare Corp. notes 7 3/8s,
2013	300,000	270,375	385,000	346,981	175,000	157,719
Tenet Healthcare Corp. sr. notes
9 1/4s, 2015	165,000	158,813	235,000	226,188	110,000	105,875
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	320,000	310,800	450,000	437,063	210,000	203,963
US Oncology, Inc. company guaranty 9s,
2012	125,000	129,375	170,000	175,950	80,000	82,800
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	120,000	116,400	170,000	164,900	80,000	77,600
Ventas Realty, LP/Capital Corp. company
guaranty 9s, 2012 (R)	165,000	183,975	235,000	262,025	110,000	122,650
Ventas Realty, LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	—	—	65,000	66,138	65,000	66,138
Ventas Realty, LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	—	—	145,000	145,906	165,000	166,031
WellPoint, Inc. notes 5s, 2014	—	—	110,000	106,331	105,000	101,497
WellPoint, Inc. unsec. notes 5 1/4s,
2016	—	—	120,000	117,576	145,000	142,071
Wyeth notes 5 1/2s, 2014	—	—	545,000	546,032	550,000	551,042
		—————————		—————————		—————————
		3,071,489		5,580,664		3,355,544

Other		0.2%		0.1%		0.2%

Dow Jones CDX HY 4-T1 pass-through
certificates Ser. 4-T1, 8 1/4s, 2010	—	—	—	—	576,000	586,568
Dow Jones CDX NA HY pass-through
certificates Ser. 5-T1, 8 3/4s, 2010	3,395,000	3,496,769	2,425,000	2,497,636	970,000	999,063
		—————————		—————————		—————————
		3,496,769		2,497,636		1,585,631

Technology		0.2%		0.3%		0.3%

Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	208,000	211,120	280,000	284,200	130,000	131,950
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	190,000	174,325	253,000	232,128	116,000	106,430
Amkor Technologies, Inc. sr. unsec.
notes 9 1/4s, 2016	80,000	75,000	95,000	89,063	50,000	46,875
Arrow Electronics, Inc. debs. 7 1/2s,
2027	—	—	160,000	174,812	175,000	191,200
Avnet, Inc. notes 6s, 2015	—	—	160,000	156,117	160,000	156,117
Celestica, Inc. sr. sub. notes 7 7/8s,
2011 (Canada)	60,000	60,300	85,000	85,425	40,000	40,200
Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	140,000	138,950	—	—	—	—
Computer Associates International, Inc.
144A sr. notes 6 1/8s, 2014	140,000	130,819	365,000	341,063	275,000	256,965
Electronic Data Systems Corp. sec.
sr. notes Ser. B, 6 1/2s, 2013	280,000	284,039	355,000	360,121	175,000	177,525
Freescale Semiconductor, Inc.
sr. notes Ser. B, 7 1/8s, 2014	240,000	257,400	340,000	364,650	160,000	171,600
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	60,000	62,250	70,000	72,625	35,000	36,313

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value
Technology continued

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	$15,000	$15,338	$—	$—	$120,000	$122,700
Iron Mountain, Inc.
sr. sub. notes 8 1/4s, 2011	215,000	216,075	360,000	361,800	40,000	40,200
Lucent Technologies, Inc. debs. 6.45s,
2029	180,000	160,200	255,000	226,950	120,000	106,800
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	50,000	53,500	60,000	64,200	30,000	32,100
Nortel Networks, Ltd. 144A company
guaranty FRN 9.73s, 2011 (Canada)	160,000	165,200	185,000	191,013	95,000	98,088
Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016 (Cayman Islands)	95,000	94,198	105,000	104,113	50,000	49,578
Serena Software, Inc. company
guaranty 10 3/8s, 2016	30,000	31,425	35,000	36,663	20,000	20,950
Solectron Global Finance Corp. company
guaranty 8s, 2016	90,000	89,100	110,000	108,900	55,000	54,450
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	140,000	144,200	160,000	164,800	86,000	88,580
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	340,000	351,900	416,000	430,560	206,000	213,210
UGS Capital Corp. II 144A
sr. notes 10.38s, 2011	70,000	71,050	80,000	81,200	40,000	40,600
UGS Corp. company guaranty 10s, 2012	140,000	151,200	160,000	172,800	80,000	86,400
Unisys Corp. sr. notes 8s, 2012	110,000	102,850	135,000	126,225	70,000	65,450
Xerox Corp. sr. notes 6 7/8s, 2011	360,000	370,800	505,000	520,150	235,000	242,050
Xerox Corp. sr. notes 6.4s, 2016	—	—	225,000	223,875	245,000	243,775
Xerox Corp. unsec. sr. notes 6 3/4s,
2017	110,000	111,650	125,000	126,875	60,000	60,900
		——————————		——————————		——————————
		3,522,889		5,100,328		2,881,006

Transportation		—%		0.1%		0.2%

American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	—	—	115,000	123,625	120,000	129,000
BNSF Funding Trust I company
guaranty FRB 6.613s, 2055	—	—	485,000	487,468	525,000	527,672
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	—	—	64,316	65,602	53,597	54,669
Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	—	—	369,361	374,902	260,497	264,404
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	—	—	5,000	5,036	75,000	75,540
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008	190,000	198,550	255,000	266,475	120,000	125,400
Ryder System, Inc. notes Ser. MTN,
5.95s, 2011	—	—	95,000	96,628	105,000	106,799
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	—	—	115,000	113,188	100,000	98,424
		——————————		——————————		——————————
		198,550		1,532,924		1,381,908

Utilities & Power		0.2%		0.7%		1.1%

AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	—	—	165,000	164,086	190,000	188,948
AES Corp. (The) 144A sec. notes 8 3/4s,
2013	380,000	406,600	530,000	567,100	245,000	262,150
Appalachian Power Co. sr. notes 5.8s,
2035	—	—	145,000	136,940	120,000	113,330

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities & Power continued

Arizona Public Services Co.
notes 6 1/2s, 2012	$ —	$—	$240,000	$247,699	$265,000	$273,501
Atmos Energy Corp. notes 4.95s, 2014	—	—	250,000	236,460	260,000	245,918
Beaver Valley II Funding debs. 9s, 2017	—	—	320,000	361,741	355,000	401,306
CenterPoint Energy Houston
Electric, LLC general ref. mtge.
Ser. M2, 5 3/4s, 2014	—	—	10,000	10,068	90,000	90,613
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	—	—	240,000	260,298	185,000	200,646
Cleveland Electric Illuminating Co. (The)
144A sr. notes Ser. D, 7.88s, 2017	—	—	115,000	134,205	110,000	128,370
CMS Energy Corp. sr. notes 7 1/2s, 2009	185,000	190,550	230,000	236,900	120,000	123,600
Colorado Interstate Gas Co.
debs. 6.85s, 2037	30,000	30,163	50,000	50,272	25,000	25,136
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	10,000	9,563	15,000	14,345	10,000	9,563
Commonwealth Edison Co. 1st mtge. 5.9s,
2036	—	—	205,000	201,174	220,000	215,894
Consolidated Natural Gas Co.
sr. notes 5s, 2014	—	—	180,000	170,922	315,000	299,113
Consumers Energy Co. 1st mtge. 5s, 2012	—	—	255,000	249,141	260,000	254,026
Consumers Energy Co. 1st mtge. Ser. B,
5 3/8s, 2013	—	—	155,000	153,503	140,000	138,647
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	—	—	170,000	166,987	160,000	157,164
Dominion Resources, Inc. jr.
sub. notes FRN 6.3s, 2066	—	—	525,000	523,845	405,000	404,109
Duke Energy Field Services, LLC 144A
notes 5 3/8s, 2015	—	—	55,000	53,588	55,000	53,588
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	145,000	148,263	195,000	199,388	90,000	92,025
Edison Mission Energy 144A
sr. notes 7 3/4s, 2016	65,000	65,813	75,000	75,938	40,000	40,500
Edison Mission Energy 144A
sr. notes 7 1/2s, 2013	75,000	75,750	90,000	90,900	45,000	45,450
El Paso Corp. sr. notes Ser. MTN, 7.8s,
2031	490,000	502,250	655,000	671,375	305,000	312,625
Enbridge Energy Partners, LP
sr. notes 5.35s, 2014	—	—	120,000	115,499	115,000	110,686
Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	—	—	215,000	201,458	225,000	210,829
Ferrellgas, LP/Finance
sr. notes 6 3/4s, 2014	215,000	210,163	300,000	293,250	140,000	136,850
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013	—	—	115,000	118,656	110,000	113,497
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	—	—	90,000	92,475	95,000	97,613
Kansas Gas & Electric bonds 5.647s, 2021	—	—	85,000	82,316	80,000	77,474
Kinder Morgan, Inc. sr. notes 6 1/2s,
2012	—	—	150,000	150,106	155,000	155,110
MidAmerican Energy Holdings Co. 144A
bonds 6 1/8s, 2036	—	—	540,000	545,834	565,000	571,104
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	420,000	448,350	565,000	603,138	270,000	288,225
Mirant North America, LLC company
guaranty 7 3/8s, 2013	170,000	170,213	215,000	215,269	115,000	115,144
Monongahela Power Co. 1st mtge. 5s, 2006	—	—	410,000	410,000	365,000	365,000

CORPORATE BONDS AND NOTES*	Growth 3.2%		Balanced 5.9%		Conservative 8.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities & Power continued

Monongahela Power Co. 144A 1st mtge.
5.7s, 2017	$—	$—	$240,000	$241,172	$205,000	$206,001
National Fuel Gas Co. notes 5 1/4s, 2013	—	—	145,000	142,250	100,000	98,103
Nevada Power Co. 2nd mtge. 9s, 2013	94,000	102,564	244,000	266,230	150,000	163,666
Nevada Power Co. general ref. mtge.
Ser. L, 5 7/8s, 2015	—	—	110,000	109,505	145,000	144,347
NRG Energy, Inc. sr. notes 7 3/8s, 2016	370,000	367,688	455,000	452,156	240,000	238,500
Oncor Electric Delivery Co. debs. 7s,
2022	—	—	145,000	157,137	130,000	140,882
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	—	—	195,000	221,195	220,000	249,553
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013	—	—	225,000	225,857	180,000	180,685
Potomac Edison Co. 1st mtge. 5.35s, 2014	—	—	—	—	65,000	63,894
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	—	—	230,692	232,738	199,412	201,181
PPL Energy Supply, LLC bonds Ser. A,
5.7s, 2015	—	—	135,000	133,007	145,000	142,859
Progress Energy, Inc. sr. unsec.
notes 5 5/8s, 2016	—	—	205,000	204,863	220,000	219,853
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	175,000	186,375	225,000	239,625	110,000	117,150
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	—	—	215,000	223,248	205,000	212,864
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	—	—	125,000	122,593	100,000	98,074
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	90,000	97,175	125,000	134,965	60,000	64,783
Southern California Edison Co. 1st
mtge. 5s, 2014	—	—	45,000	43,917	55,000	53,676
Southern California Edison Co.
notes 6.65s, 2029	—	—	255,000	275,777	275,000	297,407
Teco Energy, Inc. notes 7.2s, 2011	265,000	276,263	610,000	635,925	430,000	448,275
Teco Energy, Inc. sr. notes 6 3/4s, 2015	10,000	10,250	10,000	10,250	5,000	5,125
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	25,000	26,330	30,000	31,596	15,000	15,798
TransAlta Corp. notes 5 3/4s, 2013
(Canada)	—	—	140,000	139,717	150,000	149,697
TXU Corp. sr. notes Ser. P, 5.55s, 2014	265,000	250,366	330,000	311,777	175,000	165,336
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	310,000	325,500	440,000	462,000	205,000	215,250
Westar Energy, Inc. 1st mtge. 5.15s,
2017	—	—	15,000	14,295	45,000	42,884
Westar Energy, Inc. 1st mtge. 5.1s, 2020	—	—	175,000	162,168	165,000	152,902
Williams Cos., Inc. (The) notes 7 5/8s,
2019	390,000	405,600	525,000	546,000	245,000	254,800
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	50,000	49,750	60,000	59,700	30,000	29,850
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	—	—	120,485	10,048	44,178	3,684
		——————————		——————————		——————————
		4,355,539		13,614,587		10,694,833

Total corporate bonds and notes
(cost $60,235,944, $118,506,769
and $81,909,477)		$59,710,512		$117,656,643		$81,570,269

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

AMP CMBS 144A FRB Ser. 06-1A, Class A,
6.14s, 2047 (Cayman Islands)	$ —	$—	$—	$—	$440,000	$440,000
Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	—	—	187,000	187,378	205,000	205,415
Ser. 97-C1, Class H, 7s, 2029	38,000	38,251	173,000	174,144	168,000	169,110
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.294s, 2029	—	—	400,000	418,941	401,000	419,989
Ser. 96-D3, Class A1C, 7.4s, 2026	109,182	110,743	668,244	677,802	477,505	484,335
FRB Ser. 97-D5, Class A5, 7.159s, 2043	150,000	162,516	234,000	253,525	247,000	267,610
Banc of America Commercial
Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	—	—	200,000	212,325	200,000	212,325
Ser. 06-4, Class A4, 5.634s, 2046	480,000	489,547	920,000	938,298	1,140,000	1,162,674
Ser. 04-3, Class A5, 5.481s, 2039	230,000	232,659	920,000	930,635	930,000	940,751
Ser. 06-5, Class A4, 5.414s, 2016	718,000	720,513	1,343,000	1,347,689	1,576,000	1,581,502
Ser. 06-1, Class XC, Interest Only
(IO), 0.046s, 2045	1,777,232	12,936	11,705,186	85,199	12,852,753	93,552
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	—	—	133,000	133,620	133,000	133,620
Ser. 02-PB2, Class XC, IO, 0.261s, 2035	2,945,043	55,220	4,383,922	82,199	2,606,027	48,863
Ser. 05-1, Class XW, IO, 0.16s, 2042	21,683,690	98,004	—	—	27,213,452	122,997
Ser. 06-5, Class XC, IO, 0.054s, 2016	1,263,000	19,577	—	—	—	—
Ser. 05-4, Class XC, IO, 0.051s, 2045	6,324,398	45,887	17,999,980	130,601	18,068,713	131,099
Banc of America Large Loan FRB
Ser. 04-BBA4, Class H, 6.28s, 2018	25,000	25,147	70,000	70,413	73,000	73,430
Ser. 04-BBA4, Class G, 6.03s, 2018	—	—	94,000	94,278	98,000	98,290
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 8.33s, 2014	—	—	133,000	133,000	205,000	205,000
FRB Ser. 05-MIB1, Class K, 7.33s, 2022	190,000	188,039	186,000	184,080	187,000	185,070
FRB Ser. 05-ESHA, Class K, 7.13s, 2020	—	—	450,000	450,224	452,000	452,225
FRB Ser. 06-LAQ, Class M, 6.98s, 2021	—	—	245,000	245,740	265,000	265,800
FRB Ser. 06-LAQ, Class L, 6.88s, 2021	—	—	204,000	204,927	221,000	222,004
FRB Ser. 05-MIB1, Class J, 6.38s, 2022	100,000	100,458	409,000	410,874	343,000	344,572
FRB Ser. 06-LAQ, Class K, 6.33s, 2021	122,000	122,372	—	—	—	—
FRB Ser. 05-ESHA, Class G, 6.21s, 2020	100,000	100,170	180,000	180,305	181,000	181,307
FRB Ser. 06-LAQ, Class A3, 5.52s, 2021	443,000	443,136	—	—	—	—
Ser. 06-LAQ, Class X1, IO, 0.697s, 2021	6,661,000	41,272	13,384,000	82,928	19,290,000	119,522
Ser. 03-BBA2, Class X1A, IO, 0.175s,
2015	333,413	5	953,906	15	872,308	13
Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	—	—	366,269	368,018	375,757	377,552
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.63s, 2035	49,000	49,000	375,668	375,668	277,667	277,667
Ser. 04-3, IO, 1.6s, 2035	502,190	37,429	1,279,563	95,367	1,259,194	93,849
Ser. 06-2A, IO, 0.879s, 2036	164,373	14,525	788,220	69,654	749,771	66,256
Ser. 05-1A, IO, 0.775s, 2035	573,997	43,879	1,597,583	122,128	1,526,369	116,684
Ser. 05-3A, IO, 0.775s, 2035	1,578,144	129,950	5,084,405	418,669	4,592,577	378,170
Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 05-PWR9,
Class X1, IO, 0.045s, 2042	—	—	8,976,075	90,462	13,520,232	136,259
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 6.98s, 2018	—	—	453,000	453,000	453,000	453,000
FRB Ser. 05-LXR1, Class H, 6.53s, 2018	—	—	226,000	226,000	227,000	227,000
FRB Ser. 05-LXR1, Class G, 6.28s, 2018	—	—	226,000	226,000	227,000	227,000

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-BBA7, Class X1A, IO, 1.765s,
2019	$—	$—	$8,722,000	$159,675	$6,374,000	$116,689
Ser. 05-LXR1, Class X1, IO, 0.818s, 2018	7,727,000	32,227	21,900,000	91,338	21,958,000	91,580
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	11,576,483	52,908	—	—	—	—
Bear Stearns Commercial Mortgage
Securitization Corp.
Ser. 00-WF2, Class F, 8.453s, 2032	—	—	189,000	211,702	124,000	138,895
Ser. 04-PR3I, Class X1, IO, 4.209s, 2041	506,346	11,114	3,392,249	74,460	5,511,839	120,985
Chase Commercial Mortgage
Securities Corp. Ser. 00-3, Class A2,
7.319s, 2032	10,000	10,661	118,000	125,804	116,000	123,672
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	—	—	962,000	990,449	896,000	922,497
Ser. 98-1, Class G, 6.56s, 2030	—	—	249,000	263,148	231,000	244,125
Ser. 98-1, Class H, 6.34s, 2030	91,000	77,499	371,000	315,958	362,000	308,293
Chase Manhattan Bank-First Union
National Ser. 99-1, Class A1,
7.134s, 2031	34,341	34,449	—	—	—	—
Citigroup Commercial Mortgage Trust
144A Ser. 05-C3, Class XC, IO,
0.077s, 2043	13,672,121	144,198	25,418,953	268,091	24,453,338	257,906
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 06-CD2,
Class X, IO, 0.129s, 2046	2,498,016	14,636	16,499,293	96,669	18,105,375	106,079
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, Class A3, 6.57s, 2030	—	—	397,000	398,248	251,000	251,789
Ser. 97-ML1, Class A2, 6.53s, 2030	110,031	110,031	137,883	137,883	82,730	82,730
Ser. 97-ML1, IO, 0.916s, 2017	2,770,463	29,761	10,460,188	112,365	6,794,392	72,987
Commercial Mortgage Acceptance Corp.
144A Ser. 98-C1, Class F, 6.23s, 2031	—	—	415,000	429,628	404,000	418,240
Commercial Mortgage Pass-Through
Certificates
Ser. 06-C7, Class A4, 5.962s, 2046	80,000	82,816	—	—	—	—
Ser. 04-LB2A, Class A4, 4.715s, 2039	1,231,000	1,182,138	5,553,000	5,332,587	6,161,000	5,916,454
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F, 5.83s, 2034	118,000	119,230	326,000	329,397	314,000	317,272
Ser. 06-CN2A, Class H, 5.756s, 2019	66,000	65,685	197,000	196,061	218,000	216,961
Ser. 06-CN2A, Class J, 5.756s, 2019	53,000	52,553	158,000	156,667	174,000	172,532
Ser. 03-LB1A, Class X1, IO, 0.325s, 2038	958,876	40,078	2,038,570	85,206	2,203,496	92,100
Ser. 05-LP5, Class XC, IO, 0.061s, 2043	5,971,082	63,443	13,300,443	141,317	12,939,114	137,478
Ser. 05-C6, Class XC, IO, 0.035s, 2044	8,814,919	59,915	25,840,953	175,641	12,978,764	88,217
Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1, 4.921s, 2034	27,994	27,850	135,490	134,795	136,236	135,538
Ser. 06-OA10, Class XBI, IO, 1.401s,
2046	379,937	18,047	1,735,308	82,427	1,692,984	80,417
Ser. 05-24, Class 1AX, IO, 1.221s, 2035	3,040,667	58,162	4,420,266	84,551	4,235,552	81,018
Ser. 05-24, Class IIAX, IO, 1.201s, 2035	1,279,128	36,327	3,553,438	100,918	3,398,496	96,517
IFB Ser. 06-6CB, Class 1A3, IO, zero %,
2036	1,844,361	4,899	5,146,188	13,670	5,308,781	14,101
IFB Ser. 06-14CB, Class A9, IO, zero %,
2036	143,656	864	475,861	2,863	455,909	2,743
IFB Ser. 06-19CB, Class A2, IO, zero %,
2036	104,432	306	291,413	854	302,353	886
IFB Ser. 06-20CB, Class A14, IO,
zero %, 2036	59,336	111	258,065	484	247,704	464

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Credit Suisse Mortgage Capital
Certificates Ser. 06-C4, Class A3,
5.467s, 2039	$1,129,000	$1,136,492	$2,093,000	$2,106,889	$2,503,000	$2,519,610
Credit Suisse Mortgage Capital
Certificates 144A
FRB Ser. 06-TFLA, Class K, 6.53s, 2021	50,000	50,037	—	—	484,000	484,359
Ser. 06-C3, Class AX, IO, 0.036s, 2038	15,515,339	17,067	68,689,658	75,559	74,310,520	81,742
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class C, 5.93s, 2017	—	—	155,000	154,999	161,000	160,999
Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033	1,602,000	1,612,733	—	—	—	—
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	228,000	225,943	620,000	614,407	597,000	591,615
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	52,000	57,455	303,000	334,786	294,000	324,842
Ser. 04-C2, Class A2, 5.416s, 2036	260,000	261,196	1,050,000	1,054,830	1,050,000	1,054,830
Ser. 05-C4, Class A5, 5.104s, 2038	627,000	616,148	1,918,000	1,884,803	3,705,000	3,640,874
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 04-TF2A, Class J, 6.28s, 2016	153,000	152,880	310,000	309,756	349,000	348,725
FRB Ser. 05-TFLA, Class J, 6.28s, 2020	—	—	134,000	133,999	131,000	130,999
FRB Ser. 05-TF2A, Class J, 6.23s, 2020	133,000	133,000	449,000	449,000	451,000	451,000
FRB Ser. 05-TFLA, Class H, 6.08s, 2020	—	—	67,000	67,000	64,000	64,000
FRB Ser. 04-TF2A, Class H, 6.03s, 2019	100,000	99,995	132,000	131,993	128,000	127,993
Ser. 01-CK1, Class AY, IO, 0.903s, 2035	5,014,000	132,989	13,888,000	368,358	13,364,000	354,459
Ser. 02-CP3, Class AX, IO, 0.46s, 2035	1,323,049	54,079	9,019,679	368,677	6,514,631	266,284
Ser. 03-C3, Class AX, IO, 0.46s, 2038	6,951,085	289,694	12,228,547	509,639	15,162,173	631,901
Ser. 05-C2, Class AX, IO, 0.091s, 2037	5,805,420	90,030	13,373,093	207,390	16,858,923	261,448
Deutsche Mortgage & Asset
Receiving Corp.
Ser. 98-C1, Class C, 6.861s, 2031	50,000	50,764	—	—	—	—
Ser. 98-C1, Class X, IO, 0.982s, 2031	2,893,370	46,084	11,212,645	178,589	8,396,192	133,730
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	39,000	41,674	472,000	504,361	463,000	494,744
Ser. 99-CG2, Class B3, 6.1s, 2032	—	—	378,000	379,456	332,000	333,279
Ser. 99-CG2, Class B4, 6.1s, 2032	—	—	571,000	572,196	551,000	552,154
Ser. 98-CF2, Class B3, 6.04s, 2031	—	—	100,000	101,821	100,000	101,821
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class A3, 7.76s, 2030	—	—	250,000	250,579	200,000	200,463
Fannie Mae
IFB Ser. 06-70, Class BS, 14.56s, 2036	—	—	140,677	167,978	131,945	157,552
Ser. 03-W6, Class PT1, 9.721s, 2042	44,788	47,844	178,431	190,611	104,246	111,362
Ser. 04-T3, Class PT1, 9.6s, 2044	40,714	46,212	270,492	307,016	128,694	146,072
Ser. 02-T1, Class A4, 9 1/2s, 2031	5,048	5,341	—	—	—	—
Ser. 02-T4, Class A4, 9 1/2s, 2041	43,282	45,728	350,607	370,416	44,984	47,525
Ser. 02-T6, Class A3, 9 1/2s, 2041	42,357	44,425	107,937	113,205	106,451	111,646
Ser. 02-T12, Class A4, 9 1/2s, 2042	20,919	22,114	53,485	56,540	52,623	55,628
IFB Ser. 06-62, Class PS, 7.92s, 2036	219,437	243,392	418,394	464,067	340,372	377,527
IFB Ser. 05-37, Class SU, 7.88s, 2035	164,944	179,487	659,777	717,946	659,777	717,946
IFB Ser. 06-48, Class TQ, 7.62s, 2036	—	—	667,289	720,894	704,854	761,478
IFB Ser. 06-70, Class SJ, 7.62s, 2036	224,610	251,393	—	—	98,083	109,779
IFB Ser. 06-76, Class QB, 7.62s, 2036	370,477	408,986	584,290	645,024	525,171	579,760
Ser. 99-T2, Class A1, 7 1/2s, 2039	125,674	132,021	34,115	35,838	26,969	28,331
Ser. 00-T6, Class A1, 7 1/2s, 2030	—	—	—	—	1,336	1,395
Ser. 01-T1, Class A1, 7 1/2s, 2040	15,998	16,677	83,484	87,025	53,327	55,589
Ser. 01-T3, Class A1, 7 1/2s, 2040	15,847	16,495	40,147	41,787	41,732	43,437
Ser. 01-T4, Class A1, 7 1/2s, 2028	23,508	24,772	155,149	163,494	126,940	133,768
Ser. 01-T5, Class A3, 7 1/2s, 2030	—	—	250,174	260,685	—	—

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
Ser. 01-T7, Class A1, 7 1/2s, 2041	$324,997	$337,553	$696,697	$723,613	$582,190	$604,683
Ser. 01-T8, Class A1, 7 1/2s, 2041	284,923	296,412	1,538,218	1,600,244	2,003,503	2,084,289
Ser. 01-T10, Class A2, 7 1/2s, 2041	—	—	—	—	3,280	3,420
Ser. 01-T12, Class A2, 7 1/2s, 2041	62,511	65,162	173,974	181,352	166,930	174,010
Ser. 02-14, Class A2, 7 1/2s, 2042	81,809	85,478	526,290	549,894	623,717	651,690
Ser. 02-26, Class A2, 7 1/2s, 2048	102,513	107,246	589,389	616,605	515,981	539,807
Ser. 02-T1, Class A3, 7 1/2s, 2031	38,363	40,073	794,518	829,943	120,137	125,493
Ser. 02-T4, Class A3, 7 1/2s, 2041	63,606	66,335	473,948	494,284	575,315	599,999
Ser. 02-T6, Class A2, 7 1/2s, 2041	182,653	190,121	1,677,494	1,746,085	2,119,015	2,205,659
Ser. 02-T12, Class A3, 7 1/2s, 2042	23,350	24,369	133,844	139,686	78,388	81,810
Ser. 02-T16, Class A3, 7 1/2s, 2042	331,258	346,960	1,062,700	1,113,076	840,595	880,442
Ser. 02-T18, Class A4, 7 1/2s, 2042	157,979	165,541	259,875	272,314	544,460	570,520
Ser. 02-T19, Class A3, 7 1/2s, 2042	29,521	30,930	—	—	—	—
Ser. 02-W1, Class 2A, 7 1/2s, 2042	92,710	96,539	701,471	730,445	772,682	804,597
Ser. 02-W3, Class A5, 7 1/2s, 2028	52,183	54,523	583,023	609,171	931,718	973,503
Ser. 02-W4, Class A5, 7 1/2s, 2042	218,893	228,898	709,104	741,515	573,659	599,880
Ser. 02-W6, Class 2A, 7 1/2s, 2042	179,716	187,956	463,952	485,225	458,939	479,982
Ser. 02-W7, Class A5, 7 1/2s, 2029	177,650	185,918	121,513	127,168	116,302	121,715
Ser. 03-W1, Class 2A, 7 1/2s, 2042	8,210	8,574	141,304	147,576	142,051	148,355
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	562,333	589,307	153,432	160,791	567,616	594,843
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	112,741	118,111	325,215	340,707	193,992	203,233
Ser. 03-W4, Class 4A, 7 1/2s, 2042	163,641	170,961	69,666	72,782	66,702	69,685
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	36,469	38,099	237,373	247,982	232,841	243,248
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	81,380	85,543	222,625	234,015	213,271	224,182
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	4,117	4,328	18,300	19,236	11,895	12,503
Ser. 04-W2, Class 5A, 7 1/2s, 2044	224,143	235,741	975,781	1,026,272	981,679	1,032,476
Ser. 04-W8, Class 3A, 7 1/2s, 2044	273,878	288,182	734,309	772,662	668,321	703,227
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	75,943	79,772	—	—	—	—
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	193,847	203,880	785,668	826,330	755,808	794,925
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	81,845	86,071	152,740	160,625	148,129	155,776
Ser. 04-W14, Class 2A, 7 1/2s, 2044	27,654	29,071	71,386	75,044	71,386	75,044
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	224,693	236,228	624,422	656,480	599,594	630,378
Ser. 05-W3, Class 1A, 7 1/2s, 2045	359,984	379,729	1,310,263	1,382,132	188,379	198,711
IFB Ser. 06-30, Class KN, 7.38s, 2036	96,552	98,453	412,276	420,395	1,476,276	1,505,348
IFB Ser. 06-63, Class SP, 7.32s, 2036	402,091	441,677	635,342	697,892	570,930	627,138
IFB Ser. 06-60, Class TK, 7.28s, 2036	99,984	105,129	258,960	272,285	243,962	256,515
Ser. 01-W3, Class A, 7s, 2041	92,867	96,084	112,652	116,554	113,258	117,181
Ser. 02-14, Class A1, 7s, 2042	226,610	233,800	461,502	476,146	434,105	447,880
Ser. 02-26, Class A1, 7s, 2048	54,129	55,911	307,345	317,465	308,666	318,829
Ser. 02-T4, Class A2, 7s, 2041	26,621	27,451	121,165	124,941	91,216	94,059
Ser. 02-T16, Class A2, 7s, 2042	55,063	56,983	312,442	323,338	313,705	324,645
Ser. 03-W3, Class 1A2, 7s, 2042	89,632	92,765	145,081	150,154	146,094	151,202
Ser. 03-W8, Class 2A, 7s, 2042	46,800	48,485	—	—	—	—
Ser. 04-T2, Class 1A3, 7s, 2043	60,779	63,104	—	—	—	—
Ser. 04-T3, Class 1A3, 7s, 2044	99,771	103,578	365,965	379,928	—	—
Ser. 04-W1, Class 2A2, 7s, 2033	551,318	572,112	1,431,207	1,485,188	1,376,511	1,428,429
Ser. 04-W12, Class 1A3, 7s, 2044	220,440	229,018	—	—	—	—
Ser. 05-W4, Class 1A3, 7s, 2035	198,966	207,077	803,000	835,734	688,059	716,107
IFB Ser. 06-42, Class JS, 6.96s, 2036	136,000	137,649	—	—	—	—
IFB Ser. 05-74, Class SK, 5.473s, 2035	203,470	205,631	693,206	700,568	667,662	674,753
IFB Ser. 05-74, Class CS, 5.363s, 2035	176,164	177,285	425,437	428,143	428,079	430,803
IFB Ser. 06-30, Class HK, 5.28s, 2036	199,532	199,753	—	—	—	—
IFB Ser. 05-74, Class CP, 5.207s, 2035	176,164	179,507	373,468	380,555	375,230	382,350
IFB Ser. 05-76, Class SA, 5.207s, 2034	183,239	183,693	529,357	530,668	532,013	533,330
IFB Ser. 06-70, Class US, 5.17s, 2032	195,920	196,248	587,759	588,744	567,188	568,138
IFB Ser. 05-57, Class CD, 5.138s, 2035	182,992	184,522	329,385	332,140	320,235	322,914
IFB Ser. 06-8, Class PK, 5.08s, 2036	212,318	211,233	630,197	626,977	692,927	689,387
IFB Ser. 05-99, Class SA, 5.023s, 2035	92,809	92,786	446,413	446,302	448,269	448,158

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
IFB Ser. 05-106, Class US, 5.023s, 2035	$286,552	$291,364	$913,893	$929,240	$917,509	$932,917
IFB Ser. 06-8, Class HP, 5.023s, 2036	194,280	195,846	551,411	555,858	609,505	614,420
IFB Ser. 06-8, Class WK, 5.023s, 2036	195,010	194,626	855,121	853,434	940,925	939,070
IFB Ser. 06-27, Class SP, 5.023s, 2036	200,000	202,980	452,000	458,734	498,000	505,420
Ser. 06-104, Class CI, 5s, 2036	132,000	8,055	436,000	26,607	603,000	36,798
Ser. 06-104, Class CS, 5s, 2036	155,000	157,630	644,000	654,929	797,000	810,526
IFB Ser. 05-114, Class SP, 4.923s, 2036	—	—	263,180	254,627	265,066	256,452
IFB Ser. 05-45, Class DA, 4.877s, 2035	207,922	208,861	622,899	625,712	726,860	730,142
IFB Ser. 05-74, Class DM, 4.84s, 2035	250,921	250,854	857,390	857,159	825,470	825,249
IFB Ser. 05-45, Class DC, 4.767s, 2035	173,268	173,312	606,439	606,592	433,170	433,280
IFB Ser. 06-46, Class SK, 4.657s, 2036	263,807	260,407	—	—	—	—
IFB Ser. 06-60, Class CS, 4.547s, 2036	126,778	121,560	277,142	265,736	249,624	239,351
IFB Ser. 05-57, Class DC, 4.453s, 2034	187,086	186,747	587,985	586,920	570,167	569,135
IFB Ser. 05-45, Class PC, 4.26s, 2034	92,210	91,461	278,321	276,060	279,167	276,899
IFB Ser. 05-95, Class CP, 4.059s, 2035	—	—	87,032	85,932	87,032	85,932
IFB Ser. 05-95, Class OP, 3.892s, 2035	—	—	227,000	211,095	228,000	212,025
IFB Ser. 05-106, Class JC, 3.597s, 2035	—	—	179,175	163,228	170,458	155,287
IFB Ser. 05-83, Class QP, 3.536s, 2034	—	—	144,350	134,434	144,350	134,434
IFB Ser. 02-89, Class S, IO, 2.87s, 2033	212,495	19,789	739,833	68,897	709,336	66,057
IFB Ser. 02-36, Class QH, IO, 2.72s,
2029	4,542	43	17,010	163	12,682	121
IFB Ser. 06-90, Class SE, IO, 2.47s,
2036	229,392	20,735	833,885	75,375	1,213,909	109,726
IFB Ser. 03-66, Class SA, IO, 2.32s,
2033	247,572	19,032	804,941	61,880	807,879	62,106
Ser. 03-W12, Class 2, IO, 2.235s, 2043	1,393,237	79,066	2,776,100	157,544	2,283,464	129,587
IFB Ser. 03-48, Class S, IO, 2.22s, 2033	114,710	8,872	365,244	28,249	365,713	28,286
Ser. 03-W10, Class 1, IO, 1.954s, 2043	1,232,315	54,287	5,890,662	259,498	8,572,675	377,648
Ser. 03-W10, Class 3, IO, 1.927s, 2043	429,912	19,839	1,765,128	81,454	1,377,141	63,550
IFB Ser. 05-113, Class AI, IO, 1.9s,
2036	—	—	277,616	19,088	403,962	27,775
IFB Ser. 05-113, Class DI, IO, 1.9s,
2036	1,620,034	95,763	5,525,731	326,637	5,062,318	299,243
IFB Ser. 04-24, Class CS, IO, 1.82s,
2034	306,361	21,445	1,057,415	74,019	1,021,202	71,484
IFB Ser. 04-89, Class EI, IO, 1.82s,
2034	817,141	56,682	—	—	—	—
IFB Ser. 03-122, Class SA, IO, 1.77s,
2028	394,691	19,237	1,402,501	68,357	1,349,595	65,778
IFB Ser. 03-122, Class SJ, IO, 1.77s,
2028	419,462	20,837	1,490,480	74,039	1,431,385	71,104
IFB Ser. 06-60, Class DI, IO, 1.74s,
2035	229,575	12,125	833,375	44,015	1,213,200	64,076
IFB Ser. 04-60, Class SW, IO, 1.72s,
2034	560,038	38,885	1,949,653	135,370	1,869,173	129,782
IFB Ser. 05-65, Class KI, IO, 1.67s,
2035	1,044,391	54,253	1,541,566	80,079	1,925,657	100,031
Ser. 03-W8, Class 12, IO, 1.639s, 2042	1,854,346	81,218	6,579,896	288,190	5,066,292	221,897
IFB Ser. 05-42, Class SA, IO, 1.47s,
2035	465,821	26,140	1,621,028	90,964	1,554,482	87,230
IFB Ser. 05-17, Class ES, IO, 1.42s,
2035	233,044	14,882	828,078	52,882	795,245	50,785
IFB Ser. 05-17, Class SY, IO, 1.42s,
2035	174,956	11,010	384,735	24,211	369,480	23,251
IFB Ser. 05-73, Class SI, IO, 1.42s,
2035	83,037	4,635	420,999	23,501	405,222	22,620
IFB Ser. 05-82, Class SY, IO, 1.4s, 2035	570,377	28,611	1,943,939	97,511	1,871,358	93,870

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
IFB Ser. 05-45, Class SR, IO, 1.39s,
2035	$745,760	$38,093	$2,596,201	$132,611	$2,489,032	$127,137
IFB Ser. 04-92, Class S, IO, 1.37s, 2034	238,270	13,738	1,324,720	76,378	1,328,467	76,594
IFB Ser. 05-17, Class SA, IO, 1.37s,
2035	995,897	59,357	1,120,386	66,776	1,075,965	64,129
IFB Ser. 05-17, Class SE, IO, 1.37s,
2035	335,558	19,713	1,192,343	70,046	1,145,069	67,268
IFB Ser. 05-23, Class SG, IO, 1.37s,
2035	348,935	21,355	1,240,575	75,923	1,191,576	72,924
IFB Ser. 05-29, Class SX, IO, 1.37s,
2035	414,898	23,150	1,474,264	82,259	1,415,813	78,997
IFB Ser. 05-29, Class SY, IO, 1.37s,
2035	1,045,448	64,254	—	—	—	—
IFB Ser. 05-54, Class SA, IO, 1.37s,
2035	531,630	25,751	1,837,269	88,993	1,773,745	85,916
IFB Ser. 05-57, Class CI, IO, 1.37s,
2035	315,713	16,503	1,108,846	57,961	1,062,644	55,546
IFB Ser. 05-57, Class DI, IO, 1.37s,
2035	766,757	38,904	2,671,010	135,522	2,561,474	129,965
IFB Ser. 05-69, Class AS, IO, 1.37s,
2035	154,108	8,260	431,045	23,104	431,808	23,145
IFB Ser. 05-84, Class SG, IO, 1.37s,
2035	516,040	30,380	1,649,991	97,137	1,655,001	97,432
IFB Ser. 05-95, Class CI, IO, 1.37s,
2035	286,572	17,531	926,581	56,684	930,923	56,950
IFB Ser. 05-104, Class SI, IO, 1.37s,
2033	—	—	2,188,270	129,414	2,197,813	129,979
IFB Ser. 06-16, Class SM, IO, 1.37s,
2036	407,951	26,310	—	—	—	—
IFB Ser. 05-83, Class QI, IO, 1.36s,
2035	—	—	238,402	16,298	240,265	16,426
IFB Ser. 05-73, Class SD, IO, 1.35s,
2035	313,913	20,433	1,068,495	69,550	1,028,512	66,947
IFB Ser. 05-92, Class SC, IO, 1.35s,
2035	675,620	39,477	2,182,515	127,527	2,192,612	128,117
IFB Ser. 05-83, Class SL, IO, 1.34s,
2035	1,281,627	63,226	4,167,047	205,572	4,182,686	206,343
IFB Ser. 06-20, Class IG, IO, 1.32s,
2036	1,769,759	76,779	5,233,019	227,029	5,767,716	250,226
Ser. 03-W6, Class 11, IO, 1.286s, 2035	56,033	46	44,449	36	106,924	87
IFB Ser. 06-8, Class PS, IO, 1.27s, 2036	266,862	17,075	—	—	—	—
IFB Ser. 06-44, Class IS, IO, 1.27s,
2036	460,686	23,817	1,251,258	64,690	1,425,338	73,690
IFB Ser. 06-45, Class SM, IO, 1.27s,
2036	256,123	11,397	1,339,578	59,611	1,448,292	64,449
IFB Ser. 06-45, Class XS, IO, 1.27s,
2034	489,889	26,248	—	—	—	—
IFB Ser. 05-95, Class OI, IO, 1.26s,
2035	—	—	134,178	9,228	135,123	9,293
IFB Ser. 06-20, Class IB, IO, 1.26s,
2036	758,218	31,725	2,243,098	93,855	2,471,878	103,427
IFB Ser. 06-42, Class IB, IO, 1.26s,
2036	—	—	1,104,645	47,799	1,194,933	51,705
IFB Ser. 06-92, Class JI, IO, 1 1/4s,
2036	305,000	17,712	769,000	44,656	999,000	58,012
IFB Ser. 06-85, Class TS, IO, 1.23s,
2036	380,167	16,186	1,441,054	61,353	1,692,840	72,073

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fannie Mae
IFB Ser. 06-61, Class SE, IO, 1.22s,
2036	$576,953	$25,242	$1,816,298	$79,463	$2,027,603	$88,708
IFB Ser. 03-112, Class SA, IO, 1.17s,
2028	254,523	7,712	809,616	24,531	810,453	24,556
IFB Ser. 03-124, Class ST, IO, 1.17s,
2034	161,893	6,982	—	—	—	—
Ser. 03-W17, Class 12, IO, 1.159s, 2033	—	—	2,119,319	82,514	2,034,659	79,218
Ser. 03-T2, Class 2, IO, 0.827s, 2042	915,396	18,744	8,810,690	180,415	6,264,744	128,282
IFB Ser. 05-67, Class BS, IO, 0.82s,
2035	329,561	9,623	1,072,544	31,318	1,076,222	31,426
IFB Ser. 05-74, Class SE, IO, 0.77s,
2035	2,434,073	68,891	3,304,786	93,534	3,021,002	85,502
IFB Ser. 05-82, Class SI, IO, 0.77s,
2035	1,026,180	31,106	3,495,794	105,966	3,366,047	102,033
IFB Ser. 05-74, Class NI, IO, 0 3/4s,
2035	501,806	21,847	—	—	—	—
IFB Ser. 05-87, Class SE, IO, 0.72s,
2035	2,471,140	68,848	8,035,535	223,878	8,065,460	224,712
Ser. 03-W6, Class 51, IO, 0.678s, 2042	614,732	10,208	2,749,743	45,661	2,177,750	36,163
IFB Ser. 04-54, Class SW, IO, 0.67s,
2033	158,911	4,603	506,467	14,670	506,955	14,684
IFB Ser. 05-58, Class IK, IO, 0.67s,
2035	266,814	11,815	923,305	40,886	891,214	39,465
Ser. 01-T12, Class IO, 0.569s, 2041	3,336,901	43,370	1,673,741	21,754	1,113,770	14,476
Ser. 03-W2, Class 1, IO, 0.47s, 2042	445,366	5,010	15,637,293	175,907	12,519,731	140,837
Ser. 01-50, Class B1, IO, 0.46s, 2041	4,014,008	37,013	2,838,282	26,172	1,900,232	17,522
Ser. 02-T4, IO, 0.451s, 2041	8,998,237	89,402	9,457,768	93,968	5,980,558	59,420
Ser. 02-T1, Class IO, IO, 0.429s, 2031	1,466,371	13,992	1,820,855	17,374	1,156,196	11,032
Ser. 02-W8, Class 1, IO, 0.368s, 2042	1,655,959	12,045	—	—	—	—
Ser. 03-W6, Class 3, IO, 0.365s, 2042	814,068	7,403	3,640,939	33,111	2,883,756	26,225
Ser. 03-W6, Class 23, IO, 0.352s, 2042	894,763	7,868	4,001,105	35,184	3,168,811	27,865
Ser. 01-79, Class BI, IO, 0.33s, 2045	1,482,118	13,049	10,101,205	88,937	7,182,573	63,240
IFB Ser. 04-89, Class EX, IO, 0.05s, 2034	679,692	1,083	—	—	—	—
Ser. 03-W8, Class 11, IO, 0.03s, 2042	334,011	26	1,180,786	91	910,512	70
Ser. 03-W6, Class 21, IO, 0.004s, 2042	135,518	1	107,545	1	258,579	2
Ser. 342, Class 1, Principal Only (PO),
zero %, 2033	142,458	111,362	371,472	290,386	367,572	287,337
Ser. 361, Class 1, PO, zero %, 2035	481,703	385,829	1,936,252	1,550,878	2,076,584	1,663,280
Ser. 363, Class 1, PO, zero %, 2035	1,667,391	1,231,941	3,269,251	2,415,466	3,372,743	2,491,930
Ser. 367, Class 1, PO, zero %, 2036	95,158	70,298	318,779	235,497	350,181	258,696
Ser. 371, Class 1, PO, zero %, 2036	—	—	433,705	365,955	487,569	411,405
Ser. 02-82, Class TO, PO, zero %, 2032	101,208	81,251	318,110	255,383	285,180	228,946
Ser. 03-34, Class P1, PO, zero %, 2043	47,471	32,751	—	—	—	—
Ser. 04-38, Class AO, PO, zero %, 2034	381,280	276,130	1,060,227	767,836	984,138	712,731
Ser. 04-61, Class CO, PO, zero %, 2031	233,000	186,946	705,000	565,652	632,000	507,081
FRB Ser. 05-36, Class QA, zero %, 2035	—	—	122,438	118,369	118,180	114,252
FRB Ser. 05-57, Class UL, zero %, 2035	187,799	187,357	648,576	647,052	626,443	624,971
FRB Ser. 05-65, Class CU, zero %, 2034	—	—	178,245	223,274	171,468	214,784
FRB Ser. 05-65, Class ER, zero %, 2035	187,385	185,289	636,220	629,104	612,519	605,668
FRB Ser. 05-79, Class FE, zero %, 2035	68,881	71,419	—	—	—	—
FRB Ser. 05-81, Class DF, zero %, 2033	—	—	86,470	90,101	83,767	87,286
Ser. 05-113, Class DO, PO, zero %, 2036	248,941	200,315	849,464	683,537	778,229	626,216
FRB Ser. 05-117, Class GF, zero %, 2036	—	—	191,952	180,705	211,872	199,457
FRB Ser. 06-1, Class HF, zero %, 2032	—	—	87,900	86,352	133,794	131,438
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	22,079	23,341	56,238	59,452	55,405	58,572
Ser. T-41, Class 3A, 7 1/2s, 2032	101,989	106,391	684,172	713,698	683,094	712,573

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A5, 7 1/2s, 2042	$138,871	$144,949	$325,830	$340,089	$546,367	570,276
Ser. T-51, Class 2A, 7 1/2s, 2042	146,299	152,619	322,460	336,389	374,545	390,724
Ser. T-57, Class 1A3, 7 1/2s, 2043	225,085	235,820	738,309	773,521	737,576	772,753
Ser. T-58, Class 4A, 7 1/2s, 2043	670,955	702,591	218,069	228,351	120,018	125,677
Ser. T-59, Class 1A3, 7 1/2s, 2043	230,768	243,216	315,371	332,381	505,626	532,898
Ser. T-60, Class 1A3, 7 1/2s, 2044	345,716	363,518	1,112,714	1,170,010	1,098,265	1,154,818
Ser. T-41, Class 2A, 7s, 2032	18,377	18,941	52,189	53,791	52,557	54,170
Ser. T-60, Class 1A2, 7s, 2044	172,132	178,629	1,052,751	1,092,489	1,058,962	1,098,934
Ser. T-56, Class A, IO, 0.605s, 2043	815,745	10,905	2,865,419	38,306	2,285,418	30,553
Ser. T-56, Class 3, IO, 0.358s, 2043	769,902	8,851	2,556,877	29,393	2,088,845	24,013
Ser. T-56, Class 1, IO, 0.28s, 2043	963,382	7,582	3,199,969	25,185	2,613,885	20,572
Ser. T-56, Class 2, IO, 0.045s, 2043	873,414	2,562	2,900,331	8,508	2,369,348	6,950
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1, 7.59s, 2025	100,000	74,622	—	—	—	—
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	139,556	149,926	474,918	510,209	250,987	269,638
Ser. 00-1, Class X, IO, 1.381s, 2020	476,685	26,402	1,842,969	102,074	1,177,842	65,236
First Union National Bank-Bank
of America Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO, 1.952s, 2033	—	—	6,761,977	404,100	6,022,779	359,925
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	—	—	580,000	637,715	538,000	591,536
Ser. 97-C2, Class G, 7 1/2s, 2029	71,000	79,113	185,000	206,139	288,000	320,909
Ser. 97-C1, Class A3, 7.38s, 2029	63,019	63,014	—	—	—	—
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2, Class G,
7s, 2035	—	—	717,000	771,901	703,000	756,829
Freddie Mac
IFB Ser. 3153, Class SQ, 7.56s, 2036	502,868	550,764	—	—	—	—
IFB Ser. 3153, Class UK, 7.44s, 2036	438,099	498,196	97,355	110,710	575,370	654,298
IFB Ser. 3182, Class PS, 7.28s, 2032	97,813	106,807	571,226	623,751	569,270	621,615
IFB Ser. 3202, Class PS, 7.26s, 2036	—	—	339,861	361,321	574,692	610,981
IFB Ser. 3153, Class SX, 6.6s, 2036	316,647	337,210	273,336	291,087	—	—
IFB Ser. 3202, Class HM, 6.6s, 2036	—	—	210,953	225,073	315,934	337,081
IFB Ser. 3081, Class DC, 5.175s, 2035	192,916	191,367	368,471	365,511	368,471	365,511
IFB Ser. 2996, Class SA, 5.143s, 2035	—	—	317,297	300,036	317,297	300,036
IFB Ser. 3114, Class GK, 5.08s, 2036	—	—	218,291	217,745	239,354	238,756
IFB Ser. 2976, Class KL, 4.84s, 2035	194,073	191,144	619,724	610,368	594,410	585,436
IFB Ser. 2979, Class AS, 4.73s, 2034	—	—	159,339	157,846	160,245	158,742
IFB Ser. 2990, Class DP, 4.73s, 2034	92,275	90,951	546,271	538,427	526,893	519,327
IFB Ser. 3153, Class UT, 4.473s, 2036	192,134	185,434	157,549	152,056	—	—
IFB Ser. 3065, Class DC, 3.87s, 2035	191,446	177,158	545,388	504,684	547,255	506,412
IFB Ser. 3050, Class SA, 3.55s, 2034	—	—	397,883	361,995	400,752	364,605
IFB Ser. 3031, Class BS, 3.4s, 2035	228,885	211,610	—	—	—	—
IFB Ser. 2990, Class LB, 3.323s, 2034	192,404	176,674	652,864	599,491	624,844	573,762
IFB Ser. 2990, Class WP, 3.277s, 2035	90,419	85,721	426,778	404,603	412,310	390,888
IFB Ser. 2927, Class SI, IO, 3.17s, 2035	267,485	28,554	951,412	101,562	913,772	97,544
IFB Ser. 3012, Class ST, 2.772s, 2035	92,179	83,003	—	—	—	—
IFB Ser. 2828, Class GI, IO, 2.17s, 2034	293,260	26,225	961,407	85,976	960,314	85,878
IFB Ser. 2869, Class SH, IO, 1.97s, 2034	157,208	9,147	542,061	31,540	520,569	30,289
IFB Ser. 2869, Class JS, IO, 1.92s, 2034	717,897	41,064	2,353,509	134,621	2,350,834	134,468
IFB Ser. 2594, Class SE, IO, 1.72s, 2030	333,666	16,416	—	—	—	—
IFB Ser. 2815, Class PT, IO, 1.72s, 2032	292,587	19,978	1,039,654	70,988	998,434	68,174
IFB Ser. 2828, Class TI, IO, 1.72s, 2030	172,953	10,377	526,685	31,601	528,250	31,695
IFB Ser. 3033, Class SF, IO, 1.47s, 2035	234,939	9,398	761,798	30,472	764,428	30,577
IFB Ser. 2922, Class SE, IO, 1.42s, 2035	415,219	20,501	1,445,335	71,363	1,385,705	68,419

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 3028, Class ES, IO, 1.42s, 2035	$824,718	$57,976	$2,633,591	$185,137	$2,644,031	$185,871
IFB Ser. 3045, Class DI, IO, 1.4s, 2035	461,197	20,459	3,392,153	150,476	5,063,750	224,628
IFB Ser. 2927, Class ES, IO, 1.37s, 2035	215,914	10,348	765,437	36,686	735,404	35,246
IFB Ser. 2950, Class SM, IO, 1.37s, 2016	299,527	16,145	1,064,314	57,367	1,022,116	55,092
IFB Ser. 3054, Class CS, IO, 1.37s, 2035	205,164	10,226	614,578	30,633	619,157	30,861
IFB Ser. 3066, Class SI, IO, 1.37s, 2035	700,538	47,304	1,784,749	120,516	1,791,430	120,967
IFB Ser. 3107, Class DC, IO, 1.37s, 2035	418,637	28,908	2,484,626	171,572	2,739,110	189,145
IFB Ser. 3118, Class SD, IO, 1.37s, 2036	693,470	28,710	2,414,287	99,951	2,314,523	95,821
IFB Ser. 3129, Class SP, IO, 1.37s, 2035	161,130	7,906	1,078,105	52,895	1,165,018	57,159
IFB Ser. 3136, Class NS, IO, 1.37s, 2036	1,267,675	75,014	1,711,851	101,298	1,910,355	113,044
IFB Ser. 3031, Class BI, IO, 1.36s, 2035	176,588	12,590	496,210	35,377	497,976	35,503
IFB Ser. 2962, Class BS, IO, 1.32s, 2035	914,972	43,978	3,206,101	154,099	3,054,200	146,798
IFB Ser. 2986, Class WS, IO, 1.32s, 2035	182,223	5,369	620,625	18,287	597,752	17,613
IFB Ser. 3067, Class SI, IO, 1.32s, 2035	926,295	63,997	2,080,050	143,709	2,090,697	144,445
IFB Ser. 3114, Class BI, IO, 1.32s, 2030	442,519	18,788	1,435,540	60,948	1,445,328	61,363
IFB Ser. 3114, Class TS, IO, 1.32s, 2030	1,133,762	51,005	3,671,282	165,163	3,699,825	166,447
IFB Ser. 2990, Class LI, IO, 1.3s, 2034	268,974	17,114	950,953	60,506	910,173	57,911
IFB Ser. 3128, Class JI, IO, 1.3s, 2036	692,362	42,814	1,895,594	117,218	2,148,148	132,836
IFB Ser. 3065, Class DI, IO, 1.29s, 2035	92,848	6,064	392,747	25,651	394,604	25,772
IFB Ser. 3114, Class GI, IO, 1.27s, 2036	185,118	12,435	523,885	35,192	576,644	38,736
IFB Ser. 3145, Class GI, IO, 1.27s, 2036	557,301	36,317	1,525,851	99,433	1,729,554	112,707
IFB Ser. 3174, Class BS, IO, 1.19s, 2036	1,172,465	46,644	1,265,104	50,329	1,415,766	56,323
IFB Ser. 3081, Class DI, IO, 1.15s, 2035	92,911	5,124	462,695	25,517	510,080	28,130
IFB Ser. 3152, Class SY, IO, 1.15s, 2036	509,754	32,725	1,422,253	91,306	1,561,365	100,237
IFB Ser. 3199, Class S, IO, 1.12s, 2036	356,772	17,351	943,111	45,866	1,379,387	67,083
IFB Ser. 3012, Class UI, IO, 1.09s, 2035	118,836	6,344	—	—	—	—
IFB Ser. 3016, Class SP, IO, 0.78s, 2035	183,199	5,441	519,212	15,421	520,106	15,447
IFB Ser. 3016, Class SQ, IO, 0.78s, 2035	363,175	11,513	1,099,340	34,849	1,215,342	38,526
IFB Ser. 2937, Class SY, IO, 0.77s, 2035	143,842	3,769	468,450	12,273	470,654	12,331
IFB Ser. 3012, Class WI, IO, 0.77s, 2035	179,240	9,066	—	—	—	—
IFB Ser. 3012, Class IG, IO, 0 3/4s, 2035	438,336	19,457	—	—	—	—
IFB Ser. 2815, Class S, IO, 0.67s, 2032	383,307	10,759	1,203,597	33,783	1,211,175	33,995
IFB Ser. 2957, Class SW, IO, 0.67s, 2035	771,807	22,460	2,629,718	76,525	2,531,640	73,671
IFB Ser. 2835, Class BI, IO, 0.03s, 2030	284,802	242	—	—	—	—
Ser. 228, PO, zero %, 2035	1,324,355	1,036,381	3,825,324	2,993,527	3,646,198	2,853,351
Ser. 231, PO, zero %, 2035	4,761,535	3,551,151	16,911,992	12,612,954	17,228,518	12,849,019
Ser. 236, PO, zero %, 2036	536,812	421,319	1,631,411	1,280,421	1,667,644	1,308,858
Ser. 1208, Class F, PO, zero %, 2022	10,277	8,619	—	—	—	—
Ser. 3045, Class DO, PO, zero %, 2035	—	—	259,377	208,753	387,196	311,625
Ser. 3130, Class KO, PO, zero %, 2034	—	—	177,691	139,750	197,391	155,243
Ser. 3174, PO, zero %, 2036	—	—	106,537	86,651	103,604	84,266
FRB Ser. 2958, Class FB, zero %, 2035	321,405	303,407	—	—	—	—
FRB Ser. 2958, Class FL, zero %, 2035	46,784	43,151	238,598	220,072	229,709	211,873
FRB Ser. 2986, Class XT, zero %, 2035	—	—	68,972	70,632	68,972	70,632
FRB Ser. 3003, Class XF, zero %, 2035	160,084	161,210	569,902	573,909	549,891	553,758
FRB Ser. 3022, Class TC, zero %, 2035	—	—	92,141	98,634	92,699	99,232
FRB Ser. 3024, Class CF, zero %, 2034	226,195	223,263	—	—	—	—
FRB Ser. 3046, Class UF, zero %, 2033	85,425	84,207	—	—	—	—
FRB Ser. 3046, Class WF, zero %, 2035	—	—	128,476	125,479	129,125	126,112
FRB Ser. 3048, Class XG, zero %, 2035	—	—	—	—	96,544	91,928
FRB Ser. 3054, Class XF, zero %, 2034	—	—	65,103	64,584	65,103	64,584
FRB Ser. 3213, Class FX, zero %, 2036	—	—	—	—	155,000	150,302
GE Capital Commercial Mortgage Corp.
Ser. 04-C2, Class A4, 4.893s, 2040	442,000	428,214	1,313,000	1,272,046	1,454,000	1,408,648
GE Capital Commercial Mortgage Corp.
144A
Ser. 05-C2, Class XC, IO, 0.067s, 2043	12,130,109	102,772	21,500,127	182,158	20,674,382	175,162
Ser. 05-C3, Class XC, IO, 0.048s, 2045	25,212,713	131,963	48,977,817	256,350	49,356,147	258,330

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 8.057s, 2036	$56,000	$60,065	$ 75,000	$80,444	$112,000	$120,130
Ser. 03-C2, Class A2, 5.461s, 2040	198,000	200,465	1,181,000	1,195,703	1,179,000	1,193,679
Ser. 04-C2, Class A4, 5.301s, 2038	525,000	523,667	2,105,000	2,099,653	2,101,000	2,095,663
Ser. 97-C1, Class X, IO, 1.543s, 2029	1,472,914	43,588	—	—	—	—
Ser. 05-C1, Class X1, IO, 0.155s, 2043	4,723,479	85,429	19,868,239	359,337	21,579,270	390,283
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	—	—	350,039	352,791	306,364	308,773
Ser. 06-C1, Class XC, IO, 0.044s, 2045	19,915,983	135,369	—	—	36,178,855	245,908
Government National Mortgage Association
IFB Ser. 06-34, Class SA, 7.56s, 2036	—	—	125,090	130,915	117,148	122,602
IFB Ser. 05-7, Class JM, 4.994s, 2034	198,736	196,861	685,003	678,543	661,324	655,088
IFB Ser. 05-84, Class SB, 3.675s, 2035	95,128	88,135	—	—	—	—
IFB Ser. 05-68, Class DP, 3.59s, 2035	133,611	126,102	—	—	—	—
IFB Ser. 05-66, Class SP, 3.067s, 2035	—	—	336,674	307,639	338,581	309,382
IFB Ser. 05-84, Class SL, 3.067s, 2035	220,667	201,417	—	—	—	—
IFB Ser. 04-86, Class SW, IO, 1.42s,
2034	157,141	8,422	1,272,094	68,179	1,182,299	63,367
IFB Ser. 06-26, Class S, IO, 1.17s, 2036	1,842,061	91,056	5,019,936	248,143	5,718,001	282,649
IFB Ser. 05-65, Class SI, IO, 1.02s,
2035	203,410	8,175	1,310,030	52,652	1,316,727	52,921
IFB Ser. 05-68, Class KI, IO, 0.97s,
2035	1,551,000	87,608	—	—	—	—
IFB Ser. 05-68, Class SI, IO, 0.97s,
2035	1,338,903	60,089	4,353,514	195,382	4,369,244	196,088
IFB Ser. 06-14, Class S, IO, 0.92s, 2036	400,363	14,773	1,184,010	43,690	1,305,447	48,171
IFB Ser. 05-28, Class SA, IO, 0.87s,
2035	857,178	28,821	3,045,822	102,411	2,925,060	98,351
IFB Ser. 05-51, Class SJ, IO, 0.87s,
2035	397,039	16,781	1,290,155	54,530	1,294,617	54,719
IFB Ser. 05-68, Class S, IO, 0.87s, 2035	778,022	31,967	2,530,131	103,958	2,539,043	104,324
IFB Ser. 05-60, Class SJ, IO, 0.45s,
2034	652,481	18,138	—	—	—	—
Ser. 98-2, Class EA, PO, zero %, 2028	21,663	17,699	4,133	3,377	—	—
Ser. 99-31, Class MP, PO, zero %, 2029	19,008	16,061	89,800	75,880	44,900	37,940
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5, Class XC,
IO, 0.04s, 2037	12,902,860	57,962	41,099,072	184,625	41,211,765	185,131
Greenwich Capital Commercial
Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.108s, 2042	10,549,514	171,430	24,696,422	401,317	21,205,999	344,597
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	298,000	299,010	865,000	867,932	953,000	956,231
Ser. 05-GG4, Class A4B, 4.732s, 2039	230,000	219,580	701,000	669,240	1,349,000	1,287,882
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.58s, 2015	87,000	87,489	124,000	124,698	114,000	114,641
Ser. 98-C1, Class F, 6s, 2030	—	—	280,000	280,949	282,000	282,956
Ser. 03-C1, Class X1, IO, 0.287s, 2040	7,899,975	143,559	6,496,524	118,055	9,362,467	170,135
Ser. 04-C1, Class X1, IO, 0.116s, 2028	5,783,853	46,768	7,879,909	63,716	7,879,909	63,716
Ser. 05-GG4, Class XC, IO, 0.109s, 2039	8,557,632	167,476	23,234,687	454,710	22,374,143	437,869
Ser. 06-GG6, Class XC, IO, 0.039s, 2038	3,486,228	11,984	34,884,254	119,915	25,204,728	86,641
HVB Mortgage Capital Corp.
Ser. 03-FL1A, Class K, 8.18s, 2022	118,000	117,880	—	—	—	—
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	64,000	70,338	204,000	224,202	204,000	224,202
Ser. 06-CB14, Class AM, 5.63s, 2044	315,000	318,163	1,213,000	1,225,179	1,126,000	1,137,305

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-CB16, Class A4, 5.552s, 2045	$735,000	$744,305	$1,361,000	$1,378,230	$1,650,000	$1,670,889
Ser. 06-CB14, Class A4, 5.481s, 2044	454,000	459,394	1,740,000	1,760,671	1,950,000	1,973,166
Ser. 05-CB11, Class A4, 5.335s, 2037	454,000	457,121	1,348,000	1,357,268	1,490,000	1,500,244
Ser. 05-LDP2, Class AM, 4.78s, 2042	100,000	95,774	420,000	402,251	400,000	383,096
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	13,438,569	12,599	49,957,505	46,835	49,957,505	46,835
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	38,000	38,856	240,000	245,404	260,000	265,854
Ser. 04-FL1A, Class X1A, IO, 2.045s,
2019	461,204	1,153	—	—	—	—
Ser. 03-ML1A, Class X1, IO, 0.513s, 2039	820,126	30,146	—	—	—	—
Ser. 05-LDP2, Class X1, IO, 0.09s, 2042	17,124,096	294,320	41,905,913	720,258	35,005,024	601,649
Ser. 05-CB12, Class X1, IO, 0.084s, 2037	4,276,984	46,780	12,242,284	133,900	11,768,383	128,717
Ser. 05-LDP1, Class X1, IO, 0.06s, 2046	3,244,324	31,429	7,989,533	77,399	7,645,003	74,061
Ser. 05-LDP3, Class X1, IO, 0.05s, 2042	16,413,045	125,662	17,439,480	133,521	29,290,696	224,257
Ser. 05-LDP4, Class X1, IO, 0.046s, 2042	11,495,726	109,569	24,186,085	230,524	29,142,666	277,766
Ser. 06-LDP6, Class X1, IO, 0.04s, 2043	—	—	22,899,554	125,232	16,508,888	90,283
Ser. 05-LDP5, Class X1, IO, 0.037s, 2044	22,952,519	107,590	69,406,087	325,341	76,406,336	358,155
Ser. 06-CB14, Class X1, IO, 0.037s, 2044	12,393,603	58,095	27,725,260	129,962	30,146,954	141,314
LB Commercial Conduit Mortgage Trust
144A
Ser. 99-C1, Class F, 6.41s, 2031	—	—	149,428	153,041	136,004	139,293
Ser. 99-C1, Class G, 6.41s, 2031	—	—	159,961	150,465	145,590	136,948
Ser. 98-C4, Class G, 5.6s, 2035	—	—	132,000	130,362	127,000	125,424
Ser. 98-C4, Class H, 5.6s, 2035	—	—	223,000	215,814	215,000	208,071
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	287,000	284,121	877,000	868,201	1,694,000	1,677,004
Ser. 04-C7, Class A6, 4.786s, 2029	121,000	116,632	362,000	348,932	400,000	385,560
LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO, 0.139s, 2040	3,239,751	70,254	14,515,918	314,776	11,967,263	259,508
Ser. 05-C2, Class XCL, IO, 1/8s, 2040	16,194,180	172,027	32,351,650	343,665	42,905,350	455,775
Ser. 05-C5, Class XCL, IO, 0.112s, 2020	5,026,030	72,745	14,004,780	202,700	15,092,027	218,436
Ser. 05-C7, Class XCL, IO, 0.081s, 2040	12,548,131	117,152	32,587,775	304,246	32,675,232	305,062
Ser. 06-C1, Class XCL, IO, 0.071s, 2041	10,600,933	117,250	—	—	30,867,189	341,401
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A FRB
Ser. 03-LLFA, Class L, 9.08s, 2014	—	—	356,000	356,356	345,000	345,345
Ser. 04-LLFA, Class H, 6.28s, 2017	175,000	175,711	184,000	184,748	214,000	214,869
Ser. 05-LLFA, 6.13s, 2018	23,000	23,000	93,000	93,000	89,000	89,000
Lehman Mortgage Trust IFB
Ser. 06-5, Class 2A2, IO, 1.82s, 2036	751,000	27,348	2,077,000	75,635	2,337,000	85,103
Ser. 06-5, Class 1A3, IO, 0.07s, 2036	206,000	1,022	572,000	2,837	636,000	3,154
Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C3, Class E, 7.12s, 2030	—	—	137,000	146,787	127,000	136,072
Ser. 96-C2, Class JS, IO, 2.174s, 2028	221,790	13,559	405,714	24,802	154,798	9,463
Merrill Lynch Mortgage Trust
Ser. 05-MCP1, Class XC, IO, 0.073s,
2043	4,560,432	61,815	15,435,994	209,230	14,847,455	201,253
Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.237s, 2044	2,515,239	24,268	7,583,629	73,170	8,345,883	80,525
Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A Ser. 06-1,
Class X, IO, 0.139s, 2039	4,571,000	26,069	20,236,000	115,408	21,892,000	124,853
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.403s, 2040	208,766	69,219	531,404	176,194	520,417	172,551
Ser. 05-C3, Class X, IO, 5.558s, 2044	413,692	131,961	654,513	208,779	655,512	209,098

COLLATERALIZED MORTGAGE OBLIGATIONS*	Growth 2.8%		Balanced 7.8%		Conservative 17.0%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.715s, 2043	$997,015	$63,099	$2,892,342	$183,050	$4,654,068	$294,546
Ser. 05-HQ6, Class X1, IO, 0.086s, 2042	8,277,949	84,396	18,261,728	186,184	18,140,592	184,949
Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.35s, 2032	67,000	70,951	—	—	—	—
Ser. 05-HQ6, Class A4A, 4.989s, 2042	278,000	270,891	827,000	805,851	915,000	891,601
Ser. 04-HQ4, Class A7, 4.97s, 2040	144,000	140,662	427,000	417,102	473,000	462,036
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	14,000	14,276	124,000	126,442	115,000	117,265
Ser. 04-RR, Class F5, 6s, 2039	—	—	395,000	345,684	340,000	297,551
Ser. 04-RR, Class F6, 6s, 2039	—	—	395,000	328,795	350,000	291,337
Ser. 05-HQ5, Class X1, IO, 0.085s, 2042	7,860,088	62,328	11,064,913	87,741	10,553,052	83,682
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7 1/4s, 2030	53,000	54,457	215,000	220,911	206,000	211,663
Ser. 97-MC2, Class X, IO, 1.457s, 2012	601,070	3,451	166,526	956	—	—
Permanent Financing PLC FRB Ser. 8,
Class 2C, 5.79s, 2042 (United Kingdom)	165,000	165,000	—	—	—	—
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	—	—	813,000	846,398	757,000	788,098
Ser. 00-C1, Class J, 6 5/8s, 2010	—	—	118,000	111,806	189,000	179,079
Ser. 00-C2, Class J, 6.22s, 2033	—	—	208,000	211,578	193,000	196,320
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.9s, 2034
(Ireland)	116,000	116,870	558,000	562,185	544,000	548,080
Ser. 04-1A, Class E, 6.65s, 2034
(Ireland)	100,000	100,750	220,000	221,650	429,000	432,218
Salomon Brothers Mortgage Securities
VII 144A Ser. 03-CDCA, Class X3CD, IO,
1.43s, 2015	287,512	125	802,493	349	748,527	326
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	—	—	200,000	199,915	200,000	199,915
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	—	—	172,000	151,400	165,000	145,239
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	—	—	116,000	97,934	112,000	94,557
Ser. 04-1A, Class K, 5s, 2018
(Cayman Islands)	100,000	93,676	—	—	—	—
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	—	—	76,000	66,595	74,000	64,843
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	449,000	451,384	3,151,000	3,167,732	2,818,000	2,832,964
Ser. 05-C17, Class A4, 5.083s, 2042	236,000	231,953	1,493,000	1,467,395	1,424,000	1,399,578
Ser. 04-C15, Class A4, 4.803s, 2041	215,000	206,804	637,000	612,717	705,000	678,125
Wachovia Bank Commercial Mortgage Trust
144A
FRB Ser. 05-WL5A, Class L, 8.63s, 2018	—	—	164,000	162,627	156,000	154,694
Ser. 03-C3, Class IOI, IO, 0.361s, 2035	522,349	15,944	3,924,652	119,798	3,928,403	119,912
Ser. 05-C18, Class XC, IO, 0.072s, 2042	12,973,492	133,497	22,137,530	227,795	25,561,949	263,032
Ser. 06-C23, Class XC, IO, 0.051s, 2045	4,902,468	30,591	32,313,171	201,634	35,470,033	221,333
Ser. 06-C26, Class XC, IO, 0.045s, 2045	17,908,567	66,620	14,264,893	53,065	8,834,360	32,864
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	—	—	46,000	44,446	44,000	42,514
Ser. 05-C1A, Class F, 5.3s, 2036	107,000	102,955	—	—	—	—

Total collateralized mortgage
obligations (cost $52,704,357,
$157,668,672 and $163,821,470)		$52,093,778		$155,318,935		$161,869,031

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS*	Growth 1.5%		Balanced 7.3%		Conservative 26.8%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Government Guaranteed Mortgage Obligations		—%		—%		—%

Government National Mortgage Association
Pass-Through Certificates
7s, with due dates from August 15, 2029
to September 15, 2029	$—	$—	$—	$—	$2,275	$2,360
		——————————		——————————		——————————
		—		—		2,360

U.S. Government Agency Mortgage Obligations		1.5%		7.3%		26.8%

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
5 1/2s, June 1, 2035	81,695	80,802	408,476	404,009	408,476	404,009
5 1/2s, with due dates from
August 1, 2012 to April 1, 2020	691,897	692,211	436,419	437,188	566,143	567,156
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from October 1, 2029
to January 1, 2036	1,410,737	1,451,476	2,670,542	2,748,004	5,101,692	5,240,194
7s, with due dates from
December 1, 2015 to March 1, 2018	26,146	27,089	—	—	590,258	617,386
6 1/2s, with due dates from
October 1, 2033 to November 1, 2034	37,674	38,439	503,865	514,553	924,251	943,026
6s, with due dates from August 1, 2032
to July 1, 2036	30,860	31,118	1,052,314	1,058,590	1,021,319	1,026,231
6s, TBA, October 1, 2021	8,100,000	8,221,500	55,600,000	56,434,000	106,300,000	107,894,500
5 1/2s, with due dates from
June 1, 2035 to August 1, 2036	578,235	570,440	1,929,197	1,900,559	3,321,678	3,272,743
5 1/2s, with due dates from
September 1, 2013 to February 1, 2021	438,187	438,633	1,538,350	1,540,118	1,512,200	1,514,176
5 1/2s, TBA, November 1, 2036	7,950,000	7,829,508	45,600,000	44,908,877	77,600,000	76,423,879
5 1/2s, TBA, October 1, 2036	1,600,000	1,576,125	11,000,000	10,835,859	42,300,000	41,668,810
5s, with due dates from May 1, 2021
to May 1, 2036	2,483,591	2,389,426	12,171,908	11,714,521	7,905,025	7,595,897
5s, December 1, 2020	9,462	9,313	—	—	—	—
4 1/2s, with due dates from
November 1, 2020 to November 1, 2035	2,082,636	1,980,825	1,036,305	970,666	1,033,248	968,705
4 1/2s, with due dates from
April 1, 2020 to September 1, 2020	341,266	329,708	—	—	—	—
4 1/2s, TBA, October 1, 2021	1,000,000	964,531	6,000,000	5,787,187	3,600,000	3,472,312
4 1/2s, TBA, November 1, 2020	1,000,000	964,531	6,000,000	5,787,188	3,600,000	3,472,313
		——————————		——————————		——————————
		27,595,675		145,041,319		255,081,337

Total U.S. government and agency
mortgage obligations (cost $27,574,626,
$144,815,342 and $254,568,385)		$27,595,675		$145,041,319		$255,083,697

U.S. TREASURY OBLIGATIONS*	Growth 0.1%		Balanced 0.2%		Conservative 0.3%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$200,000	$195,188	$3,400,000	$3,318,188	$2,500,000	$2,439,844
4 1/4s, November 15, 2013	20,000	19,569	100,000	97,844	—	—
3 1/2s, November 15, 2009	1,700,000	1,645,945	—	—	—	—

Total U.S. treasury obligations
(cost $1,897,236, $3,519,110
and $2,513,701)		$1,860,702		$3,416,032		$2,439,844

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Aames Mortgage Investment Trust FRB
Ser. 04-1, Class 2A1, 5.67s, 2034	$50,555	$50,590	$130,657	$130,748	$127,583	$127,671
ABSC NIMS Trust 144A Ser. 05-HE2,
Class A1, 4 1/2s, 2035
(Cayman Islands)	35,391	34,694	98,370	96,432	94,468	92,607
Ace Securities Corp. FRB
Ser. 04-HE2, Class A2A, 5.71s, 2034	15,504	15,507	—	—	—	—
Ser. 04-HE3, Class A2A, 5.7s, 2034	7,689	7,696	—	—	—	—
Advanta Business Card Master Trust FRB
Ser. 04-C1, Class C, 6.38s, 2013	159,000	160,879	—	—	212,000	214,506
Aegis Asset Backed Securities Trust FRB
Ser. 04-5, Class 1A2, 5.67s, 2031	52,907	53,023	—	—	—	—
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	13,463	13,290	20,850	20,583	20,254	19,995
Ser. 04-6N, Class Note, 4 3/4s, 2035	22,864	22,535	32,314	31,850	32,009	31,549
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 5.74s, 2029	430,325	431,982	800,833	803,915	569,698	571,891
American Express Credit Account Master
Trust 144A Ser. 04-C, Class C, 5.83s,
2012	143,011	143,033	872,860	872,997	700,261	700,370
American Home Mortgage Investment Trust
FRB
Ser. 04-3, Class 3A, 3.71s, 2034	164,028	163,183	301,159	299,608	356,716	354,879
Ser. 04-3, Class 2A, 3.59s, 2034	98,471	97,751	270,461	268,483	225,904	224,252
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E, 5.82s,
2012	—	—	131,276	131,204	83,539	83,493
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 7.83s, 2036	—	—	142,000	121,365	261,000	223,072
FRB Ser. 04-R10, Class A5, 5.72s, 2034	7,889	7,894	—	—	—	—
FRB Ser. 04-R11, Class A2, 5.7s, 2034	24,519	24,573	—	—	—	—
Amortizing Residential Collateral Trust
FRB Ser. 04-1, Class A4, 5.65s, 2034	39,763	39,791	—	—	—	—
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	—	—	286,000	297,486	223,000	231,956
Ser. 04-1A, Class E, 6.42s, 2039	—	—	240,272	238,175	227,202	225,219
Argent Securities, Inc. Ser. 04-W11,
Class A3, 5.69s, 2034	61,437	61,494	—	—	—	—
Asset Backed Funding Corp. NIM Trust
144A FRB Ser. 05-OPT1, Class B1,
7.83s, 2035	50,000	39,714	—	—	117,000	92,932
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 04-HE7, Class A2, 5.71s, 2034	72,513	72,711	—	—	—	—
FRB Ser. 04-HE8, Class A2, 5.71s, 2034	67,825	67,899	—	—	—	—
FRB Ser. 04-HE9, Class A2, 5.7s, 2034	36,634	36,677	70,084	70,165	68,491	68,570
FRB Ser. 04-HE6, Class A2, 5.69s, 2034	190,377	191,357	674,198	677,671	646,794	650,125
FRB Ser. 05-HE1, Class A3, 5.62s, 2035	13,816	13,828	102,307	102,394	101,320	101,406
Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB
Ser. 06-HE2, Class M11, 7.83s, 2036	—	—	53,000	43,036	58,000	47,096
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.464s, 2034	916,983	4,241	3,124,586	14,450	3,007,867	13,910
Ser. 05-E, Class 2, IO, 0.306s, 2035	2,264,000	14,469	7,566,000	48,352	7,285,000	46,557
Bank One Issuance Trust FRB Ser. 03-C4,
Class C4, 6.36s, 2011	110,000	111,498	280,000	283,814	250,000	253,405
Bay View Auto Trust
Ser. 05-LJ2, Class D, 5.27s, 2014	62,000	61,255	139,000	137,329	134,000	132,389
Ser. 05-LJ2, Class C, 4.92s, 2014	100,000	98,778	46,000	45,438	45,000	44,450

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Bayview Financial Acquisition Trust
FRB Ser. 03-G, Class A1, 5.924s, 2039	$550,000	$550,396	$1,012,000	$1,012,729	$944,000	$944,680
Ser. 04-B, Class A1, 5.828s, 2039	—	—	861,452	861,449	1,131,240	1,131,235
FRB Ser. 03-F, Class A, 5.824s, 2043	213,046	213,579	347,126	347,994	318,062	318,857
FRB Ser. 04-D, Class A, 5.714s, 2044	147,464	147,562	482,008	482,330	470,563	470,877
Ser. 04-D, Class A, IO, 3.938s, 2007	717,400	15,186	2,176,045	46,064	2,123,315	44,948
Ser. 05-B, Class A, IO, 3.595s, 2039	2,078,148	62,678	1,995,512	60,186	5,199,693	156,826
Bayview Financial Asset Trust 144A FRB
Ser. 03-SSRA, Class M, 6.68s, 2038	67,398	68,133	200,627	202,814	156,740	158,449
Ser. 03-SSRA, Class A, 6.03s, 2038	67,398	67,796	200,627	201,811	156,740	157,665
Ser. 04-SSRA, Class A1, 5.93s, 2039	159,549	160,043	231,897	232,616	224,710	225,407
Bear Stearns Adjustable Rate Mortgage
Trust Ser. 04-1, Class 11A1, 3.598s,
2034	74,645	74,644	780,974	780,966	728,722	728,715
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 4.888s, 2034	51,721	51,503	136,667	136,092	124,679	124,154
Ser. 05-5, Class 21A1, 4.688s, 2035	408,374	405,116	835,598	828,930	800,694	794,305
Bear Stearns Asset Backed Securities
NIM Trust 144A
Ser. 04-HE10, Class A2, 5s, 2034
(Cayman Islands)	—	—	70,000	69,650	60,000	59,700
Ser. 04-HE10, Class A1, 4 1/4s, 2034
(Cayman Islands)	942	940	1,182	1,179	1,164	1,161
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 06-EC1, Class M9, 7.33s, 2035	—	—	146,000	120,724	161,000	133,127
FRB Ser. 06-PC1, Class M9, 7.08s, 2035	—	—	—	—	100,000	82,063
FRB Ser. 03-3, Class A2, 5.92s, 2043	125,204	125,497	434,763	435,782	343,078	343,882
FRB Ser. 03-1, Class A1, 5.83s, 2042	128,208	128,207	365,779	365,777	260,232	260,231
FRB Ser. 05-3, Class A1, 5.78s, 2035	237,012	237,013	—	—	—	—
FRB Ser. 03-ABF1, Class A, 5.7s, 2034	28,062	28,097	—	—	—	—
FRB Ser. 04-HE9, Class 1A2, 5.7s, 2032	59,896	59,970	—	—	—	—
FRB Ser. 06-2, Class A1, 5.46s, 2036	497,808	497,808	—	—	—	—
Bear Stearns Asset Backed
Securities, Inc. 144A FRB Ser. 06-HE2,
Class M10, 7.58s, 2036	—	—	108,000	97,335	—	—
Bombardier Capital Mortgage
Securitization Corp. Ser. 01-A,
Class A, 6.805s, 2030	157,559	159,837	241,434	244,924	230,852	234,189
Broadhollow Funding, LLC 144A FRB
Ser. 04-A, Class Sub, 6.57s, 2009	—	—	500,000	505,800	500,000	505,800
Capital One Multi-Asset Execution Trust
FRB Ser. 02-C1, Class C1, 8.08s, 2010	—	—	65,000	66,480	53,000	54,207
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	13,541	13,331	53,388	52,563	49,519	48,754
CARSSX Finance, Ltd. 144A FRB
Ser. 04-AA, Class B4, 10.83s, 2011
(Cayman Islands)	—	—	116,116	120,764	148,658	154,608
Ser. 04-AA, Class B3, 8.68s, 2011
(Cayman Islands)	—	—	15,183	15,484	15,183	15,484
CDO Repackaging Trust Series 144A FRB
Ser. 03-2, Class A, 9.51s, 2008	—	—	690,000	733,125	535,000	568,438
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.41s, 2010	170,000	172,623	470,000	477,252	420,000	426,480
Chase Funding Loan Acquisition Trust
FRB Ser. 04-AQ1, Class A2, 5.73s, 2034	159,739	160,148	—	—	—	—
Chase Funding Net Interest Margin 144A
Ser. 04-OPT1, Class Note, 4.458s, 2034	16,374	16,156	31,324	30,908	39,256	38,735

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

CHEC NIM, Ltd. 144A Ser. 04-2,
Class N3, 8s, 2034 (Cayman Islands)	$—	$—	$27,934	$26,729	$27,136	$25,965
Citibank Credit Card Issuance Trust FRB
Ser. 01-C1, Class C1, 6.587s, 2010	110,000	111,208	240,000	242,636	210,000	212,306
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-WMC1, Class M10, 8.83s, 2035	—	—	—	—	46,000	41,903
FRB Ser. 05-HE4, Class M11, 7.83s, 2035	41,000	34,631	—	—	—	—
FRB Ser. 05-HE4, Class M12, 7.38s, 2035	49,000	39,918	—	—	—	—
FRB Ser. 04-RES1, Class A2, 5.73s, 2034	11,135	11,141	—	—	—	—
Ser. 03-HE3, Class A, 5.71s, 2033	965,213	965,967	—	—	—	—
Citigroup Mortgage Loan Trust, Inc.
144A FRB Ser. 03-HE4, Class A, 5.74s,
2033	389,573	390,167	—	—	—	—
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014	122,000	134,994	455,000	503,462	286,000	316,462
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	141,716	30,841	534,388	116,298	336,576	73,248
Ser. 00-4, Class A6, 8.31s, 2032	—	—	2,319,000	1,998,368	2,443,000	2,105,224
Ser. 00-5, Class A6, 7.96s, 2032	—	—	746,000	645,507	999,000	864,426
Ser. 01-4, Class A4, 7.36s, 2033	507,000	524,737	1,270,000	1,314,431	1,243,000	1,286,486
Ser. 01-1, Class A5, 6.99s, 2032	691,000	677,398	3,511,000	3,441,888	3,063,000	3,002,707
Ser. 01-3, Class A4, 6.91s, 2033	—	—	393,000	378,004	387,000	372,232
Ser. 02-1, Class A, 6.681s, 2033	262,061	265,843	802,681	814,263	666,939	676,563
Ser. 01-1, Class A4, 6.21s, 2032	69,643	69,690	214,551	214,695	258,459	258,633
Ser. 01-3, Class A3, 5.79s, 2033	—	—	226,298	226,115	196,969	196,810
Ser. 01-1, Class A, IO, 2 1/2s, 2032	794,475	4,860	2,934,475	17,950	1,859,125	11,372
Ser. 01-3, Class A, IO, 2 1/2s, 2033	1,912,918	31,563	6,008,821	99,146	3,740,037	61,711
Ser. 01-4, Class A, IO, 2 1/2s, 2033	838,872	17,365	1,879,716	38,910	1,248,179	25,837
Countryplace Manufactured Housing
Contract Ser. 05-1, Class A1, 4.23s,
2035	126,787	125,663	—	—	—	—
Countrywide Alternative Loan Trust IFB
Ser. 06-26CB, Class A2, IO, 0.47s,
2036	340,664	910	949,731	2,538	1,052,963	2,813
Countrywide Asset Backed Certificates
FRB
Ser. 04-8, Class 2A2, 5.68s, 2032	168,534	168,589	—	—	—	—
Ser. 04-5, Class 4A3, 5.65s, 2034	108,269	108,549	381,365	382,351	367,144	368,094
Ser. 04-13, Class AV2, 5.59s, 2034	38,140	38,159	134,416	134,484	128,861	128,926
Countrywide Asset Backed Certificates
144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	8,435	8,410	24,689	24,616	22,894	22,826
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	—	—	24,190	23,893	22,966	22,684
Ser. 04-14N, 5s, 2036	4,869	4,831	19,183	19,033	18,988	18,840
Countrywide Home Loans
FRB Ser. 05-22, Class 2A1, 5.304s, 2035	395,696	394,320	1,148,959	1,144,964	1,249,789	1,245,444
Ser. 06-0A5, Class X, IO, 1.543s, 2046	942,510	42,855	2,790,097	126,862	3,075,153	139,823
Ser. 05-2, Class 2X, IO, 1.16s, 2035	1,425,232	34,740	3,963,700	96,615	3,785,891	92,281
Ser. 05-9, Class 1X, IO, 1.093s, 2035	950,792	22,249	3,370,727	78,875	3,223,871	75,439
Countrywide Home Loans 144A IFB
Ser. 05-R2, Class 2A3, 8s, 2035	153,401	161,482	—	—	287,030	302,151
Ser. 05-R1, Class 1AS, IO, 0.806s, 2035
(SN)	352,691	11,628	2,521,703	83,138	2,514,747	82,909
Ser. 06-R1, Class AS, IO, 0.743s, 2036
(SN)	690,501	21,727	4,466,903	140,555	4,116,313	129,524
Ser. 05-R3, Class AS, IO, 0.707s, 2035
(SN)	1,851,394	51,171	1,802,023	49,806	1,861,746	51,457
Ser. 05-R2, Class 1AS, IO, 0.415s, 2035
(SN)	326,920	10,704	2,116,417	69,293	1,950,351	63,856

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Credit-Based Asset Servicing and
Securitization FRB Ser. 02-CB2,
Class A2, 5.88s, 2032	$52,905	$53,170	$—	$—	$—	$—
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)	—	—	339,000	338,974	313,000	312,976
CS First Boston Mortgage
Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034	64,097	63,455	89,531	88,636	97,671	96,694
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	—	—	204,000	209,519	214,000	219,789
Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3, 5.87s, 2035	—	—	143,000	143,258	138,000	138,249
FRB Ser. 04-4, Class 2A, 5.65s, 2035	10,661	10,685	—	—	—	—
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	—	—	16,152	1,534	14,683	1,395
First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 04-FF10,
Class A2, 5.73s, 2032	235,740	236,308	—	—	—	—
First Horizon Mortgage Pass-Through
Trust Ser. 05-AR2, Class 1A1, 4.818s,
2035	324,052	322,091	581,683	578,163	556,859	553,489
Ford Credit Auto Owner Trust Ser. 04-A,
Class C, 4.19s, 2009	140,000	136,802	240,000	234,517	130,000	127,030
Fremont Home Loan Trust FRB Ser. 04-3,
Class A3, 5.73s, 2034	63,285	63,300	—	—	—	—
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	—	—	42,779	39,682	41,483	38,479
Ser. 04-3, Class A, 4 1/2s, 2034	3,574	3,562	11,823	11,784	9,163	9,132
G-Force CDO, Ltd. 144A Ser. 03-1A,
Class E, 6.58s, 2038 (Cayman Islands)	142,000	140,979	197,000	195,584	184,000	182,678
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C, 5.81s,
2010	100,000	100,084	403,620	403,958	374,560	374,874
GE Corporate Aircraft Financing, LLC
144A
FRB Ser. 05-1A, Class C, 6.63s, 2019	—	—	269,000	269,005	271,000	271,005
Ser. 04-1A, Class B, 6.18s, 2018	36,587	36,881	39,880	40,200	38,782	39,094
Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	—	—	443,000	440,434	442,000	439,440
GEBL 144A
Ser. 04-2, Class D, 8.08s, 2032	—	—	151,163	151,163	185,913	185,913
Ser. 04-2, Class C, 6.18s, 2032	—	—	112,938	112,937	185,913	185,912
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 6s, 2007	1,657,700	43,515	1,026,300	26,940	1,251,800	32,860
Granite Mortgages PLC
FRB Ser. 03-2, Class 1C, 7.05s, 2043
(United Kingdom)	275,000	280,236	—	—	—	—
FRB Ser. 03-3, Class 1C, 6.95s, 2044
(United Kingdom)	60,000	60,887	230,000	233,402	—	—
FRB Ser. 02-1, Class 1C, 6.8s, 2042
(United Kingdom)	—	—	255,627	256,515	246,497	247,354
FRB Ser. 02-2, Class 1C, 6 3/4s, 2043
(United Kingdom)	90,000	90,644	230,000	231,645	220,000	221,574
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	398,000	352,111	1,647,000	1,457,101	1,130,000	999,711
Ser. 97-2, Class A7, 7.62s, 2028	239,298	249,025	—	—	—	—
Ser. 97-6, Class A9, 7.55s, 2029	81,992	84,952	—	—	153,119	158,645
Ser. 97-4, Class A7, 7.36s, 2029	16,413	16,516	64,160	64,561	138,267	139,131
Ser. 96-10, Class M1, 7.24s, 2028	—	—	449,000	454,613	625,000	632,813

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Green Tree Financial Corp.
Ser. 97-6, Class M1, 7.21s, 2029	$—	$—	$202,000	$177,063	$506,000	$443,533
Ser. 96-2, Class A4, 7.2s, 2027	356,495	363,400	—	—	—	—
Ser. 97-6, Class A8, 7.07s, 2029	62,291	63,476	—	—	70,120	71,453
Ser. 99-4, Class A5, 6.97s, 2031	86,628	87,081	—	—	—	—
Ser. 97-7, Class A8, 6.86s, 2029	11,870	11,915	46,402	46,576	99,998	100,373
Ser. 99-3, Class A6, 6 1/2s, 2031	—	—	235,000	233,379	228,000	226,427
Ser. 99-2, Class A7, 6.44s, 2030	—	—	639,858	628,880	891,759	876,459
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	163,483	151,551	775,883	719,252	740,015	686,002
Ser. 99-5, Class A4, 7.59s, 2028	255,659	260,089	559,685	569,383	383,488	390,133
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 1.479s,
2045	830,412	23,874	2,306,903	66,323	2,206,442	63,435
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	—	—	257,594	255,685	252,014	250,147
GSAMP Trust FRB Ser. 05-HE3, Class A1B,
5.59s, 2035	202,287	202,417	—	—	—	—
GSAMP Trust 144A
Ser. 05-NC1, Class N, 5s, 2035	10,789	10,766	28,436	28,373	27,312	27,252
Ser. 04-NIM2, Class N, 4 7/8s, 2034	13,781	13,721	35,067	34,916	34,630	34,481
Ser. 04-NIM1, Class N2, zero %, 2034	—	—	33,298	24,524	30,884	22,746
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	49,376	52,653	—	—	97,380	103,843
Ser. 05-RP3, Class 1A3, 8s, 2035	156,061	164,915	—	—	306,234	323,606
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	129,597	135,305	—	—	254,009	265,198
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	100,011	105,695	273,002	288,520	261,514	276,379
Ser. 05-RP1, Class 1A2, 7 1/2s, 2035	127,546	133,228	—	—	—	—
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	115,184	120,239	317,380	331,310	302,982	316,280
IFB Ser. 05-RP1, Class 1AS, IO, 0.857s,
2035 (SN)	756,663	23,813	1,696,081	53,378	1,753,275	55,178
IFB Ser. 04-4, Class 1AS, IO, 0.72s,
2034 (SN)	3,728,695	120,601	2,304,898	74,550	11,212,117	362,645
IFB Ser. 06-RP1, Class 1AS, IO, 0.468s,
2036 (SN)	1,000,590	24,704	4,050,528	100,005	4,992,955	123,273
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.863s, 2035	216,760	214,107	516,058	509,741	542,285	535,648
Ser. 04-12, Class 2A2, 3.554s, 2034	103,934	102,579	258,948	255,571	270,052	266,530
Guggenheim Structured Real Estate
Funding, Ltd. 144A FRB
Ser. 05-2A, Class D, 6.88s, 2030
(Cayman Islands)	—	—	250,000	250,850	250,000	250,850
Ser. 05-1A, Class D, 6.86s, 2030
(Cayman Islands)	—	—	465,000	465,000	446,000	446,000
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	—	—	170,083	166,979	186,770	183,362
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 5.946s, 2036
(Cayman Islands)	—	—	607,177	588,810	552,543	535,829
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.227s, 2040
(United Kingdom)	58,000	58,093	164,000	164,262	164,000	164,262
Home Equity Asset Trust FRB
Ser. 04-7, Class A3, 5.72s, 2035	226,506	226,811	—	—	—	—
Ser. 04-8, Class A4, 5.69s, 2035	23,324	23,339	—	—	—	—
Home Equity Asset Trust 144A
Ser. 04-4N, Class A, 5s, 2034	6,225	6,147	—	—	11,888	11,739

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	$94,000	$92,656	$90,000	$88,713	$84,000	$82,799
Impac CMB Trust FRB Ser. 04-8,
Class 1A, 5.69s, 2034	30,732	30,732	—	—	—	—
Lehman Mortgage Trust IFB
Ser. 06-6, Class 1A2, IO, 1.17s, 2036	—	—	1,254,000	42,619	1,387,000	47,140
Ser. 06-6, Class 1A3, IO, 1.17s, 2036	—	—	1,602,000	86,572	1,767,000	95,488
Ser. 06-6, Class 4A2, IO, 0.02s, 2036	—	—	1,251,000	3,670	1,382,000	4,054
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 8.33s, 2036
(Cayman Islands)	105,000	111,563	595,000	632,188	460,000	488,750
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006	738,459	5,192	1,024,611	7,204	—	—
Ser. 04-3, Class S2, IO, 4 1/2s, 2006	369,234	2,596	512,313	3,602	—	—
Long Beach Mortgage Loan Trust 144A FRB
Ser. 06-WL3, Class B1, 7.83s, 2036	92,000	76,688	—	—	275,000	229,231
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	—	—	36,812	36,612	39,539	39,324
FRB Ser. 02-1A, Class A1, 6.03s, 2024	32,111	32,355	136,075	137,107	133,849	134,864
Ser. 04-2A, Class D, 5.389s, 2026	—	—	25,774	24,956	25,279	24,476
Ser. 04-1A, Class C, 5.265s, 2026	—	—	65,958	65,084	61,247	60,435
Master Asset Backed Securities Trust FRB
Ser. 04-HE1, Class A1, 5.73s, 2034	13,098	13,119	—	—	—	—
Ser. 04-OPT2, Class A2, 5.68s, 2034	71,587	71,666	—	—	—	—
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.666s, 2034	72,108	72,467	177,566	178,450	178,017	178,903
Ser. 04-13, Class 3A6, 3.786s, 2034	266,000	255,436	771,000	740,380	838,000	804,719
Ser. 06-OA1, Class X, IO, 1.781s, 2046	1,774,601	81,243	1,516,425	69,424	4,098,186	187,620
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	177,963	3,969	606,377	13,522	583,748	13,018
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	476,203	1,333	1,622,286	4,542	1,562,201	4,374
MASTR Asset Backed Securities NIM Trust
144A
Ser. 04-CI5, Class N2, 9s, 2034
(Cayman Islands)	—	—	66,900	20,070	—	—
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)	1,208	1,200	4,250	4,225	4,130	4,105
MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	129,229	134,627	359,996	375,032	343,512	357,860
Ser. 05-2, Class 1A3, 7 1/2s, 2035	170,909	178,022	—	—	648,614	675,608
MBNA Credit Card Master Note Trust FRB
Ser. 03-C5, Class C5, 6.51s, 2010	170,000	172,790	470,000	477,715	420,000	426,894
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.944s, 2027	343,143	325,986	492,900	468,255	405,640	385,358
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1, 8s, 2034	—	—	1,512	1,491	1,188	1,172
FRB Ser. 02-HE1, Class A2, 5.83s, 2032	7,887	7,888	—	—	—	—
FRB Ser. 04-HE2, Class A1A, 5.73s, 2035	22,142	22,164	—	—	—	—
FRB Ser. 04-WMC5, Class A2A, 5.7s, 2035	7,205	7,214	—	—	—	—
FRB Ser. 05-A9, Class 3A1, 5.293s, 2035	515,463	513,288	1,497,036	1,490,720	1,627,730	1,620,863
Ser. 04-WMC3, Class B3, 5s, 2035	31,000	30,361	92,000	90,105	85,000	83,249
Ser. 05-1, Class 1A, 4.762s, 2035	—	—	—	—	87,084	86,501
Merrill Lynch Mortgage Investors, Inc.
144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)	2,712	2,671	4,254	4,191	3,927	3,868
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	6,005	5,892	9,847	9,663	8,567	8,406
Ser. 05-WM1N, Class N1, 5s, 2035	2,782	2,744	7,728	7,622	7,385	7,283
Ser. 04-WM1N, Class N1, 4 1/2s, 2034	1,604	1,586	3,041	3,007	3,759	3,718

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Merrill Lynch Mortgage Investors, Inc.
144A
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	$5,504	$5,445	$5,890	$5,827	$5,771	$5,710
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	—	—	12,500	12,225	11,170	10,925
Metris Master Trust FRB Ser. 04-2,
Class C, 6.68s, 2010	153,000	153,077	219,000	219,110	213,000	213,107
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	57,140	56,588	220,122	217,991	170,124	168,477
MMCA Automobile Trust Ser. 02-1,
Class B, 5.37s, 2010	—	—	56,180	55,967	53,827	53,622
Morgan Stanley ABS Capital I FRB
Ser. 04-HE8, Class A4, 5.71s, 2034	72,474	72,587	—	—	—	—
Ser. 04-WMC3, Class A2PT, 5.62s, 2035	64,362	64,395	164,405	164,488	162,373	162,455
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	—	—	77,586	77,267	55,466	55,238
Ser. 04-HB2, Class E, 5s, 2012	—	—	78,722	77,598	73,572	72,521
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.398s, 2035	460,191	459,803	811,561	810,878	1,363,528	1,362,380
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 5.895s, 2015
(Cayman Islands)	141,000	141,578	245,000	246,005	232,000	232,951
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	64,786	63,521	152,247	149,274	146,578	143,716
Ser. 04-B, Class C, 3.93s, 2012	14,389	14,042	55,594	54,254	61,480	59,999
New Century Home Equity Loan Trust
FRB Ser. 04-3, Class A3, 5.72s, 2034	9,318	9,332	—	—	—	—
Ser. 03-5, Class AI7, 5.15s, 2033	98,000	94,870	333,000	322,364	292,000	282,673
Newcastle CDO, Ltd. 144A FRB Ser. 3A,
Class 4FL, 8.53s, 2038
(Cayman Islands)	—	—	139,000	139,608	109,000	109,477
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 8.437s, 2035	89,863	93,092	118,916	123,190	116,213	120,390
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	—	—	113,572	119,251	104,441	109,663
Novastar Home Equity Loan FRB
Ser. 04-4, Class A1B, 5.73s, 2035	24,683	24,683	—	—	—	—
Ser. 04-3, Class A3D, 5.69s, 2034	21,987	22,001	—	—	—	—
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	88,556	70,227	344,510	273,205	337,083	267,315
Ser. 95-B, Class B1, 7.55s, 2021	—	—	185,000	122,100	267,000	176,220
Ser. 99-A, Class A3, 6.09s, 2029	293,938	273,196	—	—	—	—
Ser. 01-E, Class A, IO, 6s, 2009	191,944	25,456	655,446	86,927	439,509	58,289
Ser. 02-C, Class A1, 5.41s, 2032	346,779	298,835	1,024,434	882,802	947,999	816,934
Ser. 01-D, Class A2, 5.26s, 2019	59,661	39,682	—	—	364,704	242,572
Ser. 02-A, Class A2, 5.01s, 2020	260,629	200,210	—	—	130,314	100,105
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	—	—	105,613	93,805	139,781	124,153
Ocean Star PLC 144A FRB
Ser. 04, Class D, 7.702s, 2018 (Ireland)	23,000	23,334	133,000	134,933	123,000	124,787
Ser. 05-A, Class D, 6.902s, 2012
(Ireland)	27,000	26,997	149,000	148,985	150,000	149,985
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.83s, 2035	—	—	46,000	41,587	51,000	46,107
Ser. 04-3, Class A3, 5.63s, 2034	10,723	10,737	—	—	—	—
Origen Manufactured Housing
Ser. 04-B, Class A3, 4 3/4s, 2021	56,000	53,933	—	—	—	—
Ser. 04-B, Class A2, 3.79s, 2017	144,000	141,069	92,000	90,128	85,000	83,270

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Park Place Securities, Inc. FRB
Ser. 04-MCW1, Class A2, 5.71s, 2034	$171,615	$171,722	$—	$—	$—	$—
Ser. 04-WCW1, Class A2, 5.71s, 2034	135,722	135,791	480,667	480,914	461,183	461,419
Ser. 04-WHQ2, Class A3A, 5.68s, 2035	22,109	22,128	178,547	178,701	173,188	173,336
Park Place Securities, Inc. 144A FRB
Ser. 05-WCW2, Class M11, 7.83s, 2035	80,000	56,800	88,000	62,480	236,000	167,560
Ser. 04-MHQ1, Class M10, 7.83s, 2034	—	—	88,000	81,577	97,000	89,920
People’s Choice Net Interest Margin
Note 144A Ser. 04-2, Class B, 5s, 2034	—	—	11,721	11,677	11,721	11,677
Permanent Financing PLC FRB
Ser. 3, Class 3C, 6.45s, 2042
(United Kingdom)	110,000	111,173	280,000	282,987	270,000	272,880
Ser. 4, Class 3C, 6.19s, 2042
(United Kingdom)	177,000	178,820	500,000	505,140	503,000	508,171
Ser. 5, Class 2C, 6.04s, 2042
(United Kingdom)	169,000	169,524	445,000	446,380	405,000	406,256
Pillar Funding PLC 144A FRB
Ser. 04-1A, Class C1, 6.39s, 2011
(United Kingdom)	134,000	133,162	474,000	471,036	422,000	419,361
Ser. 04-2A, Class C, 6.27s, 2011
(United Kingdom)	—	—	183,000	181,175	169,000	167,315
Popular ABS Mortgage Pass-Through Trust
FRB Ser. 04-4, Class AV1, 5.67s, 2034	11,287	11,287	—	—	—	—
Provident Funding Mortgage Loan Trust
FRB Ser. 05-2, Class 1A1A, 4.391s, 2035	563,943	561,607	753,911	750,789	759,874	756,728
Providian Gateway Master Trust 144A
FRB Ser. 04-AA, Class D, 7.18s, 2011	100,000	100,722	266,000	267,921	265,000	266,913
FRB Ser. 04-EA, Class D, 6.26s, 2011	217,000	218,731	125,000	125,997	116,000	116,925
Ser. 04-DA, Class D, 4.4s, 2011	—	—	201,000	197,129	186,000	182,418
Renaissance Home Equity Loan Trust FRB
Ser. 04-3, Class AV1, 5 3/4s, 2034	335,286	336,326	—	—	—	—
Residential Accredit Loans, Inc.
Ser. 04-QA5, Class A2, 4.925s, 2034	53,263	51,981	100,058	97,651	94,352	92,081
Residential Asset Mortgage
Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	123,296	122,739	401,970	400,155	252,882	251,741
FRB Ser. 06-RZ2, Class A2, 5 1/2s, 2036	289,000	289,000	—	—	—	—
Residential Asset Securities Corp. FRB
Ser. 04-KS10, Class A, 5.65s, 2029	47,170	47,251	—	—	—	—
Ser. 06-EMX3, Class A2, 5.51s, 2036	1,216,000	1,216,000	—	—	—	—
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 8.08s, 2035	43,000	38,282	229,000	203,874	251,000	223,460
Ser. 04-N10B, Class A1, 5s, 2034	3,253	3,238	6,520	6,492	6,312	6,285
Ser. 04-NT, Class Note, 5s, 2034	24,462	23,484	35,552	34,130	38,324	36,791
Ser. 04-NT12, Class Note, 4.7s, 2035	—	—	5,940	5,928	6,275	6,262
Residential Asset Securitization Trust
IFB Ser. 06-A7CB, Class 1A6, IO,
0.22s, 2036	103,189	1,241	289,722	3,486	300,637	3,617
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	370,207	349,179	1,308,866	1,234,522	1,453,795	1,371,219
FRB Ser. 05-SA2, Class 1A, 4.689s, 2035	286,228	284,249	381,871	379,231	385,388	382,723
Saco I Trust FRB Ser. 05-10, Class 1A1,
5.59s, 2033	184,061	184,118	439,084	439,221	483,435	483,586
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	2,566	513	3,381	676	7,825	1,565
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands)	18,358	1,836	4,166	417	—	—

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	$—	$—	$50,071	$4,204	$—	$—
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	11,330	1,133	1,867	187	1,070	107
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	—	—	3,582	358	2,792	279
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands)	—	—	13,439	1,075	10,582	847
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	—	—	17,378	869	11,202	560
Ser. 04-10A, Class A, 5s, 2034
(Cayman Islands)	2,591	2,586	12,702	12,675	16,204	16,169
Ser. 04-BN2A, Class A, 5s, 2034
(Cayman Islands)	1,600	1,595	4,095	4,082	4,031	4,019
Ser. 04-11A, Class A2, 4 3/4s, 2035
(Cayman Islands)	18,301	18,194	47,249	46,973	46,762	46,488
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	16,918	16,800	57,291	56,890	46,333	46,008
Ser. 05-1A, Class A, 4 1/4s, 2035
(Cayman Islands)	22,359	22,181	62,138	61,645	59,716	59,242
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035
(Cayman Islands)	29,906	29,747	82,879	82,437	79,170	78,748
Ser. 05-WF1A, Class A, 4 3/4s, 2035	18,340	18,255	93,815	93,385	48,223	48,002
Saxon Asset Securities Trust FRB
Ser. 04-3, Class A, 5.67s, 2034	130,555	130,800	—	—	—	—
Sequoia Mortgage Funding Co. 144A
Ser. 04-A, Class AX1, IO, 0.8s, 2008	3,957,569	17,320	—	—	—	—
Sharps SP I, LLC Net Interest Margin
Trust 144A
Ser. 04-HS1N, Class Note, 5.92s, 2034
(Cayman Islands)	7,048	493	13,365	936	12,843	899
Ser. 04-HE2N, Class NA, 5.43s, 2034
(Cayman Islands)	2,046	2,031	3,765	3,737	3,479	3,453
Ser. 04-HE1N, Class Note, 4.94s, 2034
(Cayman Islands)	30,811	7,703	31,792	7,948	31,792	7,948
Ser. 04-RM2N, Class NA, 4s, 2035
(Cayman Islands)	776	776	2,153	2,150	2,065	2,062
Soundview Home Equity Loan Trust 144A
FRB Ser. 05-CTX1, Class B1, 7.83s,
2035	58,000	50,388	—	—	134,000	116,413
Structured Adjustable Rate Mortgage
Loan Trust
Ser. 05-18, Class 6A1, 5.303s, 2035	257,167	256,326	632,647	630,578	668,798	666,611
Ser. 04-12, Class 1A2, 4.963s, 2034	132,981	133,680	309,079	310,704	310,441	312,072
Ser. 04-10, Class 1A1, 4.909s, 2034	94,649	95,182	258,133	259,587	231,866	233,173
Ser. 04-8, Class 1A3, 4.676s, 2034	41,787	41,957	20,659	20,743	38,031	38,185
Ser. 04-6, Class 1A, 4.371s, 2034	319,550	320,875	1,126,833	1,131,508	1,009,104	1,013,291
Ser. 05-9, Class AX, IO, 0.948s, 2035	2,926,935	42,148	7,961,485	114,645	7,612,871	109,625
Ser. 04-19, Class 2A1X, IO, 0.619s, 2035	1,014,020	10,140	—	—	—	—
Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
5.68s, 2034	76,174	76,182	294,642	294,671	304,697	304,727
Structured Asset Investment Loan Trust
FRB Ser. 04-9, Class A4, 5.63s, 2034	159,483	159,550	—	—	—	—

ASSET-BACKED SECURITIES*	Growth 1.6%		Balanced 3.4%		Conservative 7.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Structured Asset Investment Loan Trust
144A FRB
Ser. 06-BNC2, Class B1, 7.83s, 2036	$—	$—	$117,000	$104,747	$24,000	$21,487
Ser. 06-BNC1, Class B1, 7.83s, 2036	—	—	233,000	212,382	255,000	232,435
Ser. 05-HE3, Class M11, 7.83s, 2035	—	—	—	—	225,000	184,965
Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 6.02s, 2015	—	—	1,161,625	1,161,263	1,119,079	1,118,729
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3, 5.143s, 2034	189,579	175,157	659,769	609,579	632,209	584,115
Ser. 03-40A, Class 1A, 5.112s, 2034	37,224	37,735	119,117	120,752	89,338	90,564
Ser. 04-8, Class 1A1, 4.676s, 2034	89,208	89,571	215,977	216,855	187,806	188,570
IFB Ser. 05-6, Class 5A8, 3.24s, 2035	162,860	135,879	891,662	743,940	891,662	743,940
Structured Asset Securities Corp. 144A
IFB
Ser. 05-RF6, Class AIO, IO, 0.786s,
2043 (SN)	—	—	1,686,937	51,328	1,760,134	53,555
Ser. 05-RF4, Class AIO, IO, 0.734s,
2035 (SN)	—	—	1,946,687	57,810	2,061,529	61,220
Terwin Mortgage Trust FRB Ser. 04-5HE,
Class A1B, 5 3/4s, 2035	26,692	26,706	111,269	111,329	105,803	105,859
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 5.424s, 2037	269,000	269,000	—	—	—	—
Thornburg Mortgage Securities Trust FRB
Ser. 06-4, Class A2B, 5.444s, 2011	360,310	360,309	—	—	—	—
TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038 (Cayman Islands)	—	—	349,000	357,682	299,000	306,438
TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s, 2037
(Cayman Islands)	100,000	107,596	384,000	413,170	278,000	299,118
Ser. 02-1A, Class IIFX, 6.77s, 2037
(Cayman Islands)	200,000	209,212	—	—	—	—
Wells Fargo Mortgage Backed Securities
Trust
Ser. 06-AR10, Class 3A1, 5.099s, 2036	374,013	371,881	864,905	859,975	868,645	863,694
Ser. 05-AR16, Class 2A1, 4.945s, 2035	—	—	—	—	116,132	115,247
Ser. 05-AR2, Class 2A1, 4.546s, 2035	142,372	140,066	358,278	352,474	375,488	369,405
Ser. 04-R, Class 2A1, 4.354s, 2034	145,625	142,903	366,413	359,561	384,532	377,342
Ser. 05-AR9, Class 1A2, 4.353s, 2035	468,497	459,320	—	—	170,821	167,475
Ser. 05-AR12, Class 2A5, 4.319s, 2035	1,425,000	1,394,985	4,555,000	4,459,058	4,382,000	4,289,702
Ser. 05-AR10, Class 2A18, IO, 0.61s,
2035	—	—	9,846,000	123,524	9,480,000	118,932
WFS Financial Owner Trust
Ser. 05-1, Class D, 4 1/4s, 2012	54,582	53,897	—	—	44,950	44,386
Ser. 04-3, Class D, 4.07s, 2012	22,857	22,605	92,259	91,242	83,947	83,022
Ser. 04-4, Class D, 3.58s, 2012	50,278	49,471	40,222	39,577	38,851	38,228
Ser. 04-1, Class D, 3.17s, 2011	14,264	14,131	37,199	36,852	36,081	35,744
Whinstone Capital Management, Ltd. 144A
FRB Ser. 1A, Class B3, 6.385s, 2044
(United Kingdom)	—	—	374,000	374,007	375,000	375,008
Whole Auto Loan Trust 144A Ser. 04-1,
Class D, 5.6s, 2011	25,236	25,097	72,142	71,745	116,580	115,937

Total asset-backed securities
(cost $30,212,519, $69,024,220
and $70,901,799)		$30,077,242		$68,417,138		$70,402,904

PURCHASED OPTIONS OUTSTANDING*			Growth —%		Balanced —%		Conservative 0.1%
	Expiration date/		Contract		Contract		Contract
	strike price		amount	Value	amount	Value	amount	Value
Option on an interest rate swap
with JPMorgan Chase Bank,
N.A. for the right to receive a
fixed rate of 5.28% versus the
three month USD-LIBOR-BBA
maturing on March 8, 2017	Mar 07/5.28		$5,150,000	$97,585	$18,126,000	$343,461	$17,583,000	$333,171
Option on an interest rate swap
with JPMorgan Chase Bank,
N.A. for the right to pay a fixed
rate of 5.28% versus the three
month USD-LIBOR-BBA
maturing on March 8, 2017	Mar 07/5.28		5,150,000	52,126	18,126,000	183,462	17,583,000	177,966

Total purchased options
outstanding (cost $252,608,
$889,080 and $862,446)				$149,711		$526,923		$511,137

WARRANTS* †			Growth —%		Balanced —%		Conservative —%

	Expiration	Strike
	date	price	Warrants	Value	Warrants	Value	Warrants	Value

Dayton Superior Corp. 144A	6/15/09	$0.01	630	$6	—	$—	330	$3
Ubiquitel, Inc. 144A	4/15/10	22.74	—	—	—	—	590	6

Total warrants
(cost $11,879, $— and $34,033)				$6		$—		$9

EQUITY VALUE CERTIFICATES* (cost $40,008, $— and $—)			Growth —%		Balanced —%		Conservative —%

		Maturity
		date	Certificates	Value	Certificates	Value	Certificates	Value

ONO Finance PLC 144A
(United Kingdom)		3/16/11	290	$3	—	$—	—	$—

PREFERRED STOCKS* (cost $—, $— and $19,818)			Growth —%		Balanced —%		Conservative —%

			Shares	Value	Shares	Value	Shares	Value
Pliant Corp. 13.00% cum. pfd. (F)			—	$—	—	$—	24	$8,419

MUNICIPAL BONDS AND NOTES*			Growth —%		Balanced —%		Conservative —%

			Principal		Principal		Principal
		Rating **	amount	Value	amount	Value	amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A,
7.309s, 6/1/34		Baa3	$—	$—	$220,000	$227,861	$230,000	$238,218
NJ State Tpk. Auth. Rev. Bonds,
Ser. B, AMBAC, 4.252s, 1/1/16		Aaa	—	—	125,000	117,890	65,000	61,303

Total municipal bonds and notes
(cost $—, $346,131 and $294,975)				$—		$345,751		$299,521

SHORT-TERM INVESTMENTS*	Growth 10.9%		Balanced 17.7%		Conservative 29.1%
	Principal amount/		Principal amount/		Principal amount/
	shares	Value	shares	Value	shares	Value

CHARTA, LLC for an effective yield
of 5.31%, November 1, 2006	$900,000	$895,830	$—	$—	$—	$—
Calyon for an effective yield of 5.15%,
February 26, 2007 (France)	2,050,000	2,049,335	2,550,000	2,549,063	1,300,000	1,299,524
HBOS Treasury Services PLC for an
effective yield of 5.26%,
April 5, 2007 (United Kingdom)	4,000,000	4,000,103	—	—	3,500,000	3,500,086
Interest in $400,000,000 joint
tri-party repurchase agreement dated
September 29, 2006 with Bank
of America Securities, LLC due
October 2, 2006 with respect
to various U.S. Government obligations
— maturity value of $34,304,316
for an effective yield of 5.36%
(collateralized by Fannie Mae
securities with a coupon rate of 6.50%
and a due date of July 1, 2035 valued
at $408,000,000)	—	—	—	—	34,289,000	34,289,000
Interest in $258,000,000 joint
tri-party repurchase agreement dated
September 29, 2006 with UBS
Securities, LLC due October 2, 2006
with respect to various asset-backed
securities — maturity value
of $24,062,723 for an
effective yield of 5.35%
(collateralized by various
asset-backed securities with coupon
rates ranging from zero % to 15.00%
and due dates ranging from
August 25, 2011 to July 12, 2046
valued at $263,162,125)	—	—	—	—	24,052,000	24,052,000
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.00%
to 5.53% and due dates ranging from
October 2, 2006 to November 20, 2006 (d)	68,750,330	68,589,929	71,781,165	71,611,038	10,176,148	10,152,439
Putnam Prime Money Market Fund (e)	128,278,402	128,278,402	278,895,150	278,895,150	203,417,070	203,417,070

Total short-term investments
(cost $203,813,599, $353,055,251
and $276,710,119)		$203,813,599		$353,055,251		$276,710,119

TOTAL INVESTMENTS

Total investments (cost $1,752,787,774,
$1,999,769,720 and $1,130,981,188)		$1,941,498,534		$2,171,893,340		$1,188,570,462

* Percentages indicated are based on net assets as follows:

Growth Portfolio	$1,868,429,860
Balanced Portfolio	1,993,210,905
Conservative Portfolio	951,344,885

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2006. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

*** Security is in default of principal and interest.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the funds will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. Decrane Aircraft Holdings Co. was acquired on 7/23/04 with a cost of $74,520 for Conservative Portfolio. VFB, LLC was acquired on various dates from 6/22/99 to 1/21/00 with a cost of $230,697 for Conservative Portfolio. For Conservative portfolio, the total market value of restricted securities held was less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts for one or more of the funds at September 30, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On September 30, 2006, fair value pricing was also used for certain foreign securities in the portfolios (Note 1).

(R) Real Estate Investment Trust.

(SG)Securities on loan, in part or in entirety, at September 30, 2006 (for Growth Portfolio).

(SB) Securities on loan, in part or in entirety, at September 30, 2006 (for Balanced Portfolio).

(SC)Securities on loan, in part or in entirety, at September 30, 2006 (for Conservative Portfolio).

(SN)The securities noted above were purchased during the period for an aggregate cost of $315,423, $799,768 and $1,130,583 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities was adjusted. As of September 30, 2006 the aggregate values of these securities totaled $264,348, $679,863 and $983,617 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the funds may have claims against other parties in this regard.

At September 30, 2006, liquid assets totaling $497,758,555, $549,187,497 and $263,662,122 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) have been designated as collateral for open forward commitments, swap contracts, forward contracts, written options and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

AMBAC represents AMBAC Indemnity Corporation.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2006 (as a percentage of Portfolio Value):

Growth Portfolio

Australia	1.0%
Brazil	1.0
Finland	0.5
France	2.0
Germany	1.8
Hong Kong	0.6
Italy	0.7
Japan	5.3
Netherlands	2.0
Norway	0.5
Russia	1.0
South Africa	0.8
South Korea	1.7
Spain	0.6
Sweden	0.9
Switzerland	1.4
Taiwan	1.1
United Kingdom	5.2
United States	67.7
Other	4.2

Total	100.0%

Balanced Portfolio

Australia	0.8%
France	1.4
Germany	1.4
Italy	0.5
Japan	3.7
Netherlands	1.5
Spain	0.5
Sweden	0.7
Switzerland	0.9
United Kingdom	3.8
United States	82.1
Other	2.7

Total	100.0%

Conservative Portfolio

Cayman Islands	0.5%
France	0.7
Germany	0.6
Japan	1.7
Netherlands	0.7
United Kingdom	2.2
United States	90.6
Other	3.0

Total	100.0%

Growth Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/06 (aggregate face value $226,063,739)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$63,307,946	$64,297,287	10/18/06	$ (989,341)
British Pound	85,304,432	86,007,113	12/20/06	(702,681)
Canadian Dollar	21,497,988	21,465,096	10/18/06	32,892
Danish Krone	811,066	819,316	12/20/06	(8,250)
Euro	20,398,112	20,493,063	12/20/06	(94,951)
Hong Kong Dollar	2,736,734	2,746,453	11/15/06	(9,719)
Japanese Yen	7,908,453	8,176,456	11/15/06	(268,003)
New Zealand Dollar	4,506,797	4,508,145	10/18/06	(1,348)
South Korean Won	7,929,397	7,793,760	11/15/06	135,637
Swedish Krona	4,668,149	4,691,315	12/20/06	(23,166)
Swiss Franc	5,043,407	5,065,735	12/20/06	(22,328)

Total				$(1,951,258)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/06 (aggregate face value $414,703,435)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 14,254,893	$ 14,378,003	10/18/06	$ 123,110
British Pound	30,645,604	30,874,081	12/20/06	228,477
Canadian Dollar	21,132,123	21,083,314	10/18/06	(48,809)
Chilean Peso	678,245	673,628	8/1/07	(4,617)
Euro	131,921,354	133,126,700	12/20/06	1,205,346
Japanese Yen	100,728,171	103,582,991	11/15/06	2,854,820
New Zealand Dollar	9,144,425	8,788,662	10/18/06	(355,763)
Norwegian Krone	35,431,618	35,696,103	12/20/06	264,485
Singapore Dollar	7,394,115	7,471,455	11/15/06	77,340
South African Rand	6,589,568	7,421,844	8/1/07	832,276
Swedish Krona	30,715,556	30,851,397	12/20/06	135,841
Swiss Franc	20,562,846	20,755,257	12/20/06	192,411

Total				$5,504,917

FUTURES CONTRACTS OUTSTANDING at 9/30/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	11	$ 1,135,503	Dec-06	$ 17,510
Dow Jones Euro Stoxx 50 Index (Long)	751	37,221,117	Dec-06	740,809
Dow Jones Euro Stoxx 50 Index (Short)	135	6,690,880	Dec-06	(178,260)
Euro-Bobl 5 yr (Long)	25	3,481,568	Dec-06	12,271
Euro-Bund 10 yr (Long)	142	21,241,142	Dec-06	202,796
Euro-Bund 10 yr (Short)	113	16,903,162	Dec-06	(162,095)
Euro-Dollar 90 day (Long)	18	4,259,925	Dec-06	2,426
Euro-Dollar 90 day (Short)	132	31,239,451	Dec-06	(21,685)
Euro-Dollar 90 day (Long)	87	20,624,438	Mar-07	(7,974)
Euro-Dollar 90 day (Short)	4	948,250	Mar-07	(1,511)
Euro-Dollar 90 day (Long)	17	4,036,863	Jun-07	5,467
Euro-Dollar 90 day (Short)	5	1,187,313	Jun-07	(1,639)
Euro-Dollar 90 day (Long)	17	4,042,813	Sep-07	6,542
Euro-Dollar 90 day (Short)	4	951,250	Sep-07	(1,561)
Euro-Dollar 90 day (Short)	92	21,898,300	Dec-07	10,750
FTSE 100 Index (Short)	583	65,185,136	Dec-06	(546,328)

FUTURES CONTRACTS OUTSTANDING at 9/30/06 continued

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Japanese Government Bond 10 yr (Long)	12	$ 13,702,668	Dec-06	$ 78,226
Japanese Government Bond 10 yr (Short)	10	11,418,890	Dec-06	(61,876)
Nasdaq 100 Index E-Mini (Long)	4	133,700	Dec-06	477
Russell 2000 Index Mini (Long)	566	41,436,860	Dec-06	(30,575)
Russell 2000 Index Mini (Short)	995	72,843,950	Dec-06	(66,565)
S&P 500 Index (Long)	27	9,081,450	Dec-06	87,325
S&P 500 Index E-Mini (Long)	3,002	201,959,550	Dec-06	2,940,601
S&P 500 Index E-Mini (Short)	2,672	179,758,800	Dec-06	(2,368,384)
S&P ASX 200 Index (Long)	360	34,778,509	Dec-06	338,413
S&P ASX 200 Index (Short)	15	1,449,105	Dec-06	(32,222)
S&P MidCap 400 Index E-Mini (Long)	474	36,052,440	Dec-06	385,885
Tokyo Price Index (Long)	258	35,296,061	Dec-06	(536,673)
Tokyo Price Index (Short)	33	4,514,612	Dec-06	78,147
U.K. Gilt 10 yr (Long)	44	9,042,954	Dec-06	16,702
U.S. Treasury Bond 20 yr (Long)	115	12,926,719	Dec-06	109,448
U.S. Treasury Bond 20 yr (Short)	47	5,283,094	Dec-06	(91,571)
U.S. Treasury Note 2 yr (Long)	231	47,239,500	Dec-06	101,454
U.S. Treasury Note 2 yr (Short)	95	19,427,500	Dec-06	12,658
U.S. Treasury Note 5 yr (Long)	422	44,527,594	Dec-06	276,144
U.S. Treasury Note 5 yr (Short)	753	79,453,265	Dec-06	(480,173)
U.S. Treasury Note 10 yr (Long)	1,403	151,611,689	Dec-06	1,381,743

Total				$ 2,216,702

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $477,767)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on
July 5, 2017		$3,430,000	Jul 07 / 4.55	$174,615
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on July 5, 2017.		3,430,000	Jul 07 / 4.55	16,143
Option on an interest rate swap with Lehman Brothers International for the obligation to receive a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA
maturing March 5, 2018.		2,032,000	Mar 08 / 5.225	54,159
Option on an interest rate swap with Lehman Brothers International for the obligation to pay a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA maturing
March 5, 2018.		2,032,000	Mar 08 / 5.225	58,503
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate
of 5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.		1,078,000	May 08 / 5.70	17,032
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of
5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.		1,078,000	May 08 / 5.70	54,655

Total				$375,107

TBA SALE COMMITMENTS OUTSTANDING at 9/30/06 (proceeds receivable $13,978,049)

		Principal	Settlement
		amount	date	Value

FNMA, 5 1/2s, November 1, 2036		$3,700,000	11/13/06	$ 3,643,922
FNMA, 5 1/2s, October 1, 2036		9,150,000	10/12/06	9,013,465
FNMA, 4 1/2s, October 1, 2021		1,000,000	10/17/06	964,531
FNMA, 4 1/2s, September 1, 2021		400,000	10/16/06	385,719

Total				$14,007,637

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 5,500,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (246,813)

786,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	752

80,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	(3,689)

4,800,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	20,357

130,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	5,488

110,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	4,124

260,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	9,446

740,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	22,452

2,500,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	9,561

1,000,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	46,257

Citibank, N.A.
4,920,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(54,957)

230,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(6,588)

Credit Suisse First Boston International
13,580,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(326,771)

687,400	7/9/14	4.945%	3 month USD-LIBOR-BBA	9,191

Credit Suisse International
1,111,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	5,190

269,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	782

Deutsche Bank AG
283,084	8/2/22	3 month USD-LIBOR-BBA	5.7756%	15,625

317,679	8/2/32	5.86%	3 month USD-LIBOR-BBA	(25,120)

Goldman Sachs Capital Markets, L.P.
285,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(12,546)

690,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(17,919)

283,084	8/12/22	3 month USD-LIBOR-BBA	5.601%	10,290

317,679	8/12/32	5.689%	3 month USD-LIBOR-BBA	(17,442)

570,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	35,735

639,659	8/1/32	5.919%	3 month USD-LIBOR-BBA	(55,909)

2,448,129	8/15/10	3 month USD-LIBOR-BBA	5.405%	(29,083)

Goldman Sachs International
414,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(1,323)

1,243,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	566

JPMorgan Chase Bank, N.A.
4,400,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	27,681

13,000,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(655,967)

17,000,000	8/25/10	4.4725%	3 month USD-LIBOR-BBA	366,988

1,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	32,056

2,700,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	11,297

466,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(16,318)

2,210,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(107,471)

160,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	6,979

640,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	19,962

486,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(1,891)

1,457,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	441

739,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(6,854)

7,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	119,832

4,353,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(61,676)

Lehman Brothers International (Europe)
13,949,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(424,736)

16,076,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(248,565)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
$ 1,530,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	$ 5,214

7,140,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(86,252)

141,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	7,870

7,039,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	32,869

Merrill Lynch Capital Services, Inc.
275,120	8/13/12	4.94%	3 month USD-LIBOR-BBA	2,358

283,084	8/12/22	3 month USD-LIBOR-BBA	5.601%	10,290

570,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	35,735

553,964	8/1/12	5.204%	3 month USD-LIBOR-BBA	(2,611)

7,200,000	3/2/11	5.815%	3 month USD-LIBOR-BBA	(214,319)

Total				$(1,749,432)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$ 1,287,417	1/19/07	—	S&P 500 Index	$ (425,622)
			6 month forward
			variance

Citibank, N.A.
950,000	11/1/06	7.5 bp plus	The spread return of	221
		beginning	Lehman Brothers
		of period nominal	AAA 8.5+ CMBS
		spread of Lehman	Index adjusted
		Brothers AAA	by modified
		8.5+ Commercial	duration factor
		Mortgage Backed
		Securities Index

42,395,302	1/17/07	3 month USD-	Russell 2000	(352,311)
		LIBOR-BBA minus	Total Return
		85 bp	Index

Deutsche Bank AG London
1,227,516	12/15/06	—	S&P 500 Index	(523,926)
			6 month forward
			variance

1,275,910	12/15/06	—	S&P 500 Index	(599,070)
			6 month forward
			variance

950,000	11/1/06	5 bp plus	The spread return of	136
		nominal spread	Lehman Brothers
		of Lehman	AAA 8.5+ CMBS
		Brothers AAA	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
		Securities Index

Goldman Sachs Capital Markets, L.P.
890,000	11/1/06	5 bp plus	The spread return of	138
		change in spread	Lehman Brothers
		of Lehman	AAA 8.5+ CMBS
		Brothers AAA	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
		Securities Index
		multiplied by
		the modified
		duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$ 4,550,000	12/1/06	5 bp plus	The spread return of	$ 10,211
		change in spread	Lehman Brothers
		of Lehman	Aaa 8.5+ CMBS
		Brothers Aaa	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
		Securities Index
		multiplied by
		the modified
		duration factor

JPMorgan Chase Bank, N.A.
1,224,046 (E)	3/16/07	—	S&P 500 Index	(114,518)
			6 month forward
			variance

58,590,959	4/4/07	3 month USD-	Russell 2000	391,170
		LIBOR-BBA minus	Index
		90 bp

81,363,356	9/21/07	3 month USD-	Russell 2000	810,759
		LIBOR-BBA minus	Total Return
		90 bp	Index

11,118,202	10/4/06	(1 month USD-	Standard & Poors	439,238
		LIBOR-BBA plus	500 Technology
		25 bp)	Hardware &
			Equipment Index

4,509,839	10/4/06	(1 month USD-	Standard & Poors	(20,110)
		LIBOR-BBA plus	500 Utilities
		25 bp)	Index

5,034,713	10/4/06	(1 month USD-	Standard & Poors	249,701
		LIBOR-BBA plus	500
		25 bp)	Transportation
			Index

18,214,092	10/4/06	(1 month USD-	Standard & Poors	511,167
		LIBOR-BBA plus	500
		25 bp)	Pharmaceuticals,
			Biotechnology &
			Life Sciences
			Index

4,854,562	10/4/06	(1 month USD-	Standard & Poors	352,754
		LIBOR-BBA plus	500 Retailing
		25 bp)	Index

16,770,365	10/4/06	(1 month USD-	Standard & Poors	(137,061)
		LIBOR-BBA plus	500 Health Care
		25 bp)	Equipment &
			Services Index

4,862,348	10/4/06	(1 month USD-	Standard & Poors	170,056
		LIBOR-BBA plus	500 Insurance
		25 bp)	Index

10,466,191	10/4/06	(1 month USD-	Standard & Poors	(194,779)
		LIBOR-BBA plus	500 Food
		25 bp)	Beverage &
			Tobacco Index

12,060,278	10/4/06	(1 month USD-	Standard & Poors	123,353
		LIBOR-BBA plus	500 Food &
		25 bp)	Staples
			Retailing GICS
			Industry Group
			Index

10,940,391	10/4/06	1 month USD-	Standard & Poors	(157,761)
		LIBOR-BBA minus	500 Household &
		30 bp	Personal
			Products Index

8,479,074	10/4/06	(1 month USD-	Standard & Poors	380,456
		LIBOR-BBA plus	500 Diversified
		25 bp)	Financials Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued
$19,649,229	10/4/06	1 month USD-	Standard & Poors	$ (958,305)
		LIBOR-BBA minus	500 Software &
		30 bp	Services Index

14,050,633	10/4/06	1 month USD-	Standard & Poors	(363,933)
		LIBOR-BBA minus	500 Real Estate
		30 bp	Index

9,186,203	10/4/06	1 month USD-	Standard & Poors	(402,780)
		LIBOR-BBA minus	500 Commercial
		30 bp	Services &
			Supplies Index

17,138,142	10/4/06	(1 month USD-	Standard & Poors	(513,019)
		LIBOR-BBA plus	500 Energy Index
		25 bp)

10,059,435	10/4/06	1 month USD-	Standard & Poors	89,957
		LIBOR-BBA minus	500 Materials
		30 bp	Index

13,155,757	10/4/06	1 month USD-	Standard & Poors	(377,690)
		LIBOR-BBA minus	500
		30 bp	Telecommunication
			Services Index

9,184,084	10/4/06	1 month USD-	Standard & Poors	(598,065)
		LIBOR-BBA minus	500 Consumer
		30 bp	Services Index

12,788,506	10/4/06	1 month USD-	Standard & Poors	(875,291)
		LIBOR-BBA minus	500 Consumer
		30 bp	Durables &
			Apparel Index

12,267,757	10/4/06	1 month USD-	Standard & Poors	(291,506)
		LIBOR-BBA minus	500 Banks Index
		30 bp

2,715,847	10/4/06	1 month USD-	Standard & Poors	(67,989)
		LIBOR-BBA minus	500 Automobiles
		30 bp	& Components
			Index

Lehman Brothers Special Financing, Inc.
3,999,728	10/1/06	(4.40688%)	Lehman Brothers	150,941
			U.S. High Yield
			Index

3,999,934	4/1/07	(1 year USD-	Lehman Brothers	69,582
		LIBOR-BBA minus	U.S. High Yield
		35 bp)	Index

3,230,604	3/1/07	(1 year USD-	Lehman Brothers	74,690
		LIBOR-BBA	U.S. High Yield
		minus 25 bp)	Index

Merrill Lynch International
2,108,910	9/21/07	(3 month USD-	MSCI Daily Total	58,820
		LIBOR-BBA minus	Return Net
		4.25%)	Emerging Markets
			India USD Index

15,469,255	8/24/07	3 month USD-	Russell 2000	(394,677)
		LIBOR-BBA minus	Total Return
		0.70%	Index

Morgan Stanley & Co. International Limited
2,125,189	2/1/07	(3 month USD-	MSCI India Net	363,844
		LIBOR-BBA minus	Dividends
		4.00%)	Reinvested Index

Total				$(3,121,219)

(E) See Note 1 to the financial statements regarding extended effective dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Citibank, N.A.
Ford Motor Co., 7.45%,
7/16/31	$—	$ 65,000	6/20/07	620 bp	$ 1,450

Visteon Corp., 7%,
3/10/14	—	85,000	6/20/09	605 bp	5,079

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	160,000	9/20/07	(487.5 bp)	(2,848)

Ford Motor Co., 7.45%,
7/16/31	—	195,000	9/20/08	725 bp	9,225

Ford Motor Co., 7.45%,
7/16/31	—	35,000	9/20/07	(485 bp)	(614)

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/31	—	91,000	6/20/07	595 bp	1,640

Visteon Corp., 7%,
3/10/14	—	35,000	6/20/09	535 bp	1,468

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/31	—	65,000	6/20/07	630 bp	1,660

Goldman Sachs International
General Motors Corp.,
7 1/8%, 7/15/13	—	160,000	9/20/08	620 bp	7,556

General Motors Corp.,
7 1/8%, 7/15/13	—	160,000	9/20/07	(427.5 bp)	(3,340)

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/07	(425 bp)	(705)

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/08	620 bp	1,634

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	35,000	9/20/11	(108 bp)	(61)

United States Steel
Corp., 9 3/4%, 5/15/10	—	80,000	9/20/09	(65 bp)	66

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	65,000	6/20/07	635 bp	1,394

Ford Motor Co., 7.45%,
7/16/31	—	85,000	6/20/07	665 bp	2,008

Ford Motor Co., 7.45%,
7/16/31	—	25,000	9/20/07	(345 bp)	(6)

Ford Motor Co., 7.45%,
7/16/31	—	25,000	9/20/08	550 bp	204

General Motors Corp.,
7 1/8%, 7/15/13	—	25,000	9/20/07	(350 bp)	(333)

General Motors Corp.,
7 1/8%, 7/15/13	—	25,000	9/20/08	500 bp	615

Lehman Brothers Special Financing, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	170,000	12/20/06	750 bp	2,532

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	80,000	9/20/07	(345 bp)	(128)

Ford Motor Co., 7.45%,
7/16/31	—	80,000	9/20/08	570 bp	1,545

General Motors Corp.,
7 1/8%, 7/15/13	—	110,000	9/20/07	(335 bp)	(256)

General Motors Corp.,
7 1/8%, 7/15/13	—	110,000	9/20/08	500 bp	2,776

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	$—	$ 85,000	3/20/11	355 bp	$ 3,346

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/07	(345 bp)	(120)

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/08	560 bp	525

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/07	(335 bp)	(356)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	757

Visteon Corp., 7%,
3/10/14	—	56,314	6/20/09	535 bp	2,363

Total					$39,076

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Balanced Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/06 (aggregate face value $251,431,310)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$66,971,945	$68,023,531	10/18/06	$(1,051,586)
British Pound	92,713,641	93,514,383	12/20/06	(800,742)
Canadian Dollar	23,801,254	23,755,571	10/18/06	45,683
Euro	24,407,316	24,515,233	12/20/06	(107,917)
Hong Kong Dollar	1,618,176	1,623,923	11/15/06	(5,747)
Japanese Yen	15,799,924	16,192,955	11/15/06	(393,031)
New Zealand Dollar	4,867,331	4,868,787	10/18/06	(1,456)
South Korean Won	9,459,072	9,297,281	11/15/06	161,791
Swedish Krona	5,001,646	5,026,467	12/20/06	(24,821)
Swiss Franc	4,592,846	4,613,179	12/20/06	(20,333)

Total				$(2,198,159)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/06 (aggregate face value $437,176,681)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 16,442,895	$ 16,574,090	10/18/06	$ 131,195
British Pound	39,537,439	39,838,299	12/20/06	300,860
Canadian Dollar	23,257,435	23,194,628	10/18/06	(62,807)
Danish Krone	954,015	963,719	12/20/06	9,704
Euro	141,815,276	143,085,369	12/20/06	1,270,093
Japanese Yen	111,895,537	115,091,643	11/15/06	3,196,106
New Zealand Dollar	9,534,764	9,173,138	10/18/06	(361,626)
Norwegian Krone	32,661,548	32,911,294	12/20/06	249,746
Singapore Dollar	8,225,837	8,311,878	11/15/06	86,041
Swedish Krona	28,857,601	28,996,823	12/20/06	139,222
Swiss Franc	18,878,467	19,035,800	12/20/06	157,333

Total				$5,115,867

FUTURES CONTRACTS OUTSTANDING at 9/30/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	12	$ 1,238,731	Dec-06	$ 19,102
Dow Jones Euro Stoxx 50 Index (Long)	810	40,145,279	Dec-06	799,009
Dow Jones Euro Stoxx 50 Index (Short)	201	9,961,976	Dec-06	(265,409)
Euro-Bobl 5 yr (Long)	28	3,899,356	Dec-06	13,744
Euro-Bund 10 yr (Long)	157	23,484,924	Dec-06	224,217
Euro-Bund 10 yr (Short)	135	20,194,043	Dec-06	(193,653)
Euro-Dollar 90 day (Long)	34	8,046,525	Dec-06	4,583
Euro-Dollar 90 day (Long)	388	91,980,250	Mar-07	(36,168)
Euro-Dollar 90 day (Long)	34	8,073,725	Jun-07	10,933
Euro-Dollar 90 day (Long)	34	8,085,625	Sep-07	13,083
Euro-Dollar 90 day (Short)	417	99,256,425	Dec-07	49,216
FTSE 100 Index (Short)	586	65,520,565	Dec-06	(549,138)
Japanese Government Bond 10 yr (Long)	12	13,702,668	Dec-06	78,226
Japanese Government Bond 10 yr (Short)	10	11,418,890	Dec-06	(61,876)
Nasdaq 100 Index E-Mini (Long)	1	33,425	Dec-06	(27)
Russell 2000 Index Mini (Long)	583	42,681,430	Dec-06	(47,295)
Russell 2000 Index Mini (Short)	1,002	73,356,420	Dec-06	(67,324)

FUTURES CONTRACTS OUTSTANDING at 9/30/06 continued
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index (Long)	13	$ 4,372,550	Dec-06	$ 53,857
S&P 500 Index E-Mini (Long)	2,682	180,431,550	Dec-06	2,627,146
S&P 500 Index E-Mini (Short)	3,428	230,618,700	Dec-06	(3,145,441)
S&P ASX 200 Index (Long)	406	39,222,430	Dec-06	489,164
S&P ASX 200 Index (Short)	17	1,642,318	Dec-06	(36,517)
S&P MidCap 400 Index E-Mini (Long)	520	39,551,200	Dec-06	425,643
Tokyo Price Index (Long)	286	39,126,641	Dec-06	(594,916)
Tokyo Price Index (Short)	53	7,250,742	Dec-06	125,507
U.K. Gilt 10 yr (Long)	49	10,070,562	Dec-06	18,574
U.S. Treasury Bond 20 yr (Long)	265	29,787,656	Dec-06	(112,319)
U.S. Treasury Note 2 yr (Short)	707	144,581,500	Dec-06	4,197
U.S. Treasury Note 5 yr (Long)	582	61,410,094	Dec-06	380,844
U.S. Treasury Note 5 yr (Short)	199	20,997,609	Dec-06	(118,632)
U.S. Treasury Note 10 yr (Long)	1,910	206,399,375	Dec-06	1,834,674

Total				$ 1,943,004

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $2,028,120)

		Contract	Expiration date/
		amount	strike price	Value

S&P 500 Index Depository Receipts (SPDR Trust Series I) (Call)		$ 51,689	Oct 06 / $139.20	$ 320

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on
July 5, 2017.		19,820,000	Jul 07 / 4.55	1,009,001

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on July 5, 2017.		19,820,000	Jul 07 / 4.55	93,279

Option on an interest rate swap with Lehman Brothers International for the obligation to receive a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA
maturing March 5, 2018.		7,124,000	Mar 08 / 5.225	189,876

Option on an interest rate swap with Lehman Brothers International for the obligation to pay a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA maturing
March 5, 2018.		7,124,000	Mar 08 / 5.225	205,107

Total				$1,497,583

TBA SALE COMMITMENTS OUTSTANDING at 9/30/06 (proceeds receivable $83,689,949)

		Principal	Settlement
		amount	date	Value

FNMA, 5 1/2s, November 1, 2036		$25,400,000	11/13/06	$25,015,033
FNMA, 5 1/2s, October 1, 2036		53,800,000	10/12/06	52,997,201
FNMA, 4 1/2s, October 1, 2021		6,000,000	10/17/06	5,787,187

Total				$83,799,421

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 1,500,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (67,313)

1,470,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	1,406

8,600,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	36,474

800,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	33,771

660,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	24,747

1,590,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	57,766

4,410,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	133,802

53,000,000	5/21/07	3.95%	3 month USD-LIBOR-BBA	50,757

18,600,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	71,136

27,200,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(867,078)

17,346,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	392,071

7,100,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	328,427

20,743,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	(163,843)

Citibank, N.A.
13,500,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(150,799)

900,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(25,777)

Credit Suisse First Boston International
9,662,000	3/9/09	3 month USD-LIBOR-BBA	3.195%	(423,576)

Credit Suisse International
2,060,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	9,623

802,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	2,333

Deutsche Bank AG
1,251,434	8/2/22	3 month USD-LIBOR-BBA	5.7756%	69,075

1,404,369	8/2/32	5.86%	3 month USD-LIBOR-BBA	(111,050)

Goldman Sachs Capital Markets, L.P.
1,095,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(48,199)

2,770,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(71,938)

1,251,434	8/12/22	3 month USD-LIBOR-BBA	5.601%	45,490

1,404,369	8/12/32	5.689%	3 month USD-LIBOR-BBA	(77,107)

2,515,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	157,669

2,822,353	8/1/32	5.919%	3 month USD-LIBOR-BBA	(246,687)

9,013,565	8/15/10	3 month USD-LIBOR-BBA	5.405%	(107,080)

Goldman Sachs International
2,762,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(8,820)

8,657,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	3,945

JPMorgan Chase Bank, N.A.
7,800,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	49,071

4,000,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(201,836)

12,700,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	339,260

24,400,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	102,094

2,690,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(94,196)

13,300,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(646,772)

960,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	41,876

3,840,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	119,772

20,700,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(491,308)

3,238,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(12,597)

10,143,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	3,066

1,368,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(12,687)

35,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	599,160

Lehman Brothers International (Europe)
51,091,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(1,555,682)

40,316,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(623,361)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
$15,850,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	$ 54,006

18,750,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(226,501)

622,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	34,716

46,963,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	219,301

Merrill Lynch Capital Services, Inc.
1,216,226	8/13/12	4.94%	3 month USD-LIBOR-BBA	10,427

1,251,434	8/12/22	3 month USD-LIBOR-BBA	5.601%	45,490

2,515,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	157,669

2,444,243	8/1/12	5.204%	3 month USD-LIBOR-BBA	(11,519)

Total				$(3,051,326)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$ 1,526,759	1/19/07	—	S&P 500 Index	$ (504,749)
			6 month forward
			variance

Citibank, N.A.
3,470,000	11/1/06	7.5 bp plus	The spread return of	806
		beginning	Lehman Brothers
		of period nominal	AAA 8.5+ CMBS
		spread of Lehman	Index adjusted
		Brothers AAA	by modified
		8.5+ Commercial	duration factor
		Mortgage Backed
		Securities Index

46,434,379	1/17/07	3 month USD-	Russell 2000	(385,876)
		LIBOR-BBA minus	Total Return
		85 bp	Index

Deutsche Bank AG London
1,481,891	12/15/06	—	S&P 500 Index	(632,498)
			6 month forward
			variance

1,540,528	12/15/06	—	S&P 500 Index	(723,315)
			6 month forward
			variance

3,470,000	11/1/06	5 bp plus	The spread return of	497
		nominal spread	Lehman Brothers
		of Lehman	AAA 8.5+ CMBS
		Brothers AAA	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
		Securities Index

24,073,088	6/19/07	(3 month USD-	iShares MSCI	158,400
		LIBOR-BBA minus	Emerging Markets
		300 bp)	Index

Goldman Sachs Capital Markets, L.P.
3,250,000	11/1/06	5 bp plus	The spread return of	504
		change in spread	Lehman Brothers
		of Lehman	AAA 8.5+ CMBS
		Brothers AAA	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
		Securities Index
		multiplied by
		the modified
		duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$ 768,000	9/15/11	678 bp (1 month	Ford Credit Auto	$ 423
		USD-LIBOR-BBA)	Owner Trust
			Series 2005-B
			Class D

16,580,000	12/1/06	5 bp plus	The spread return of	37,206
		change in spread	Lehman Brothers
		of Lehman	Aaa 8.5+ CMBS
		Brothers Aaa	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
		Securities Index
		multiplied by
		the modified
		duration factor

JPMorgan Chase Bank, N.A.
1,404,035 (E)	3/16/07	—	S&P 500 Index	(131,358)
			6 month forward
			variance

140,719,342	4/4/07	3 month USD-	Russell 2000	939,483
		LIBOR-BBA minus	Index
		90 bp

22,122,175	9/21/07	3 month USD-	Russell 2000	220,440
		LIBOR-BBA minus	Total Return
		90 bp	Index

11,868,491	10/4/06	(1 month USD-	Standard & Poors	468,879
		LIBOR-BBA plus	500 Technology
		25 bp)	Hardware &
			Equipment Index

4,893,180	10/4/06	(1 month USD-	Standard & Poors	(21,819)
		LIBOR-BBA plus	500 Utilities
		25 bp)	Index

5,267,507	10/4/06	(1 month USD-	Standard & Poors	261,247
		LIBOR-BBA plus	500
		25 bp)	Transportation
			Index

19,762,218	10/4/06	(1 month USD-	Standard & Poors	554,615
		LIBOR-BBA plus	500
		25 bp)	Pharmaceuticals,
			Biotechnology &
			Life Sciences
			Index

5,071,977	10/4/06	(1 month USD-	Standard & Poors	368,552
		LIBOR-BBA plus	500 Retailing
		25 bp)	Index

17,999,823	10/4/06	(1 month USD-	Standard & Poors	(147,110)
		LIBOR-BBA plus	500 Health Care
		25 bp)	Equipment &
			Services Index

5,275,621	10/4/06	(1 month USD-	Standard & Poors	184,510
		LIBOR-BBA plus	500 Insurance
		25 bp)	Index

11,159,791	10/4/06	(1 month USD-	Standard & Poors	(207,687)
		LIBOR-BBA plus	500 Food
		25 bp)	Beverage &
			Tobacco Index

13,085,207	10/4/06	(1 month USD-	Standard & Poors	133,836
		LIBOR-BBA plus	500 Food &
		25 bp)	Staples
			Retailing GICS
			Industry Group
			Index

10,837,330	10/4/06	1 month USD-	Standard & Poors	(156,275)
		LIBOR-BBA minus	500 Household &
		30 bp	Personal
			Products Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$ 9,004,389	10/4/06	(1 month USD-	Standard & Poors	$ 404,026
		LIBOR-BBA plus	500 Diversified
		25 bp)	Financials Index

21,514,439	10/4/06	1 month USD-	Standard & Poors	(1,049,273)
		LIBOR-BBA minus	500 Software &
		30 bp	Services Index

15,440,082	10/4/06	1 month USD-	Standard & Poors	(399,923)
		LIBOR-BBA minus	500 Real Estate
		30 bp	Index

9,380,562	10/4/06	1 month USD-	Standard & Poors	(411,302)
		LIBOR-BBA minus	500 Commercial
		30 bp	Services &
			Supplies Index

18,326,382	10/4/06	(1 month USD-	Standard & Poors	(548,589)
		LIBOR-BBA plus	500 Energy Index
		25 bp)

11,109,188	10/4/06	1 month USD-	Standard & Poors	99,345
		LIBOR-BBA minus	500 Materials
		30 bp	Index

14,469,337	10/4/06	1 month USD-	Standard & Poors	(415,401)
		LIBOR-BBA minus	500
		30 bp	Telecommunication
			Services Index

10,159,907	10/4/06	1 month USD-	Standard & Poors	(661,611)
		LIBOR-BBA minus	500 Consumer
		30 bp	Services Index

13,289,077	10/4/06	1 month USD-	Standard & Poors	(909,551)
		LIBOR-BBA minus	500 Consumer
		30 bp	Durables &
			Apparel Index

13,506,009	10/4/06	1 month USD-	Standard & Poors	(320,930)
		LIBOR-BBA minus	500 Banks Index
		30 bp

2,750,238	10/4/06	1 month USD-	Standard & Poors	(68,850)
		LIBOR-BBA minus	500 Automobiles
		30 bp	& Components
			Index

Lehman Brothers Special Financing, Inc.
4,999,856	10/1/06	(4.40688%)	Lehman Brothers	188,684
			U.S. High Yield
			Index

3,969,926	3/1/07	(1 year USD-	Lehman Brothers	91,783
		LIBOR-BBA	U.S. High Yield
		minus 25 bp)	Index

Total				$(3,582,881)

(E) See Note 1 to the financial statements regarding extended effective dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06
	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp., 7 5/8%, 6/15/12	$ —	$ 160,000	9/20/11	(111 bp)	$ (489)

L-3 Communications
Corp., 7 5/8%, 6/15/12	—	65,000	6/20/11	(101 bp)	(47)

Waste Management,
7.375%, 8/1/10	—	240,000	9/20/12	64 bp	3,023

Citibank, N.A.
DJ CDX NA HY Series 6
Index	107	85,750	6/20/11	(345 bp)	(927)

DJ CDX NA HY Series 6
Index	694	42,750	6/20/11	(345 bp)	178

DJ CDX NA HY Series 6
Index 25-35% tranche	—	343,000	6/20/11	80 bp	434

DJ CDX NA HY Series 6
Index 25-35% tranche	—	171,000	6/20/11	74 bp	32

Ford Motor Co., 7.45%,
7/16/31	—	75,000	6/20/07	620 bp	1,673

Visteon Corp., 7%,
3/10/14	—	100,000	6/20/09	605 bp	5,975

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	180,000	9/20/07	(487.5 bp)	(3,204)

Ford Motor Co., 7.45%,
7/16/31	—	220,000	9/20/08	725 bp	10,407

Ford Motor Co., 7.45%,
7/16/31	—	40,000	9/20/07	(485 bp)	(702)

Deutsche Bank AG
DJ CDX NA IG Series 7	—	850,000	12/20/13	(50 bp)	(360)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	850,000	12/20/13	55 bp	546

Ford Motor Co., 7.45%,
7/16/31	—	105,000	6/20/07	595 bp	1,891

France Telecom, 7.25%,
1/28/13	—	410,000	6/20/16	70 bp	1,626

Visteon Corp., 7%,
3/10/14	—	35,000	6/20/09	535 bp	1,468

Goldman Sachs Capital Markets, L.P.
DJ CDX NA IG Series 5
Index	(15,168)	6,025,000	12/20/10	(45 bp)	(41,180)

Ford Motor Co., 7.45%,
7/16/31	—	75,000	6/20/07	630 bp	1,915

Noble Energy, Inc., 8%,
4/1/27	—	250,000	6/20/13	60 bp	(141)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	1,804,000	(a)	2.461%	122,870

DJ CDX NA HY Series 6
Index	263	105,250	6/20/11	(345 bp)	(1,007)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	421,000	6/20/11	85 bp	1,427

DJ CDX NA IG Series 6
Index	—	1,352,000	6/20/13	55 bp	8,988

DJ CDX NA IG Series 6
Index	580	1,352,000	6/20/13	(50 bp)	(141)

DJ CDX NA IG Series 7
Index	(1)	1,420,000	12/20/13	(50 bp)	807

DJ CDX NA IG Series 7
Index 7-10% tranche	—	1,420,000	12/20/13	56 bp	1,716

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
General Motors Corp.,
7 1/8%, 7/15/13	$ —	$ 180,000	9/20/08	620 bp	$ 8,500

General Motors Corp.,
7 1/8%, 7/15/13	—	180,000	9/20/07	(427.5 bp)	(3,758)

General Motors Corp.,
7 1/8%, 7/15/13	—	40,000	9/20/07	(425 bp)	(806)

General Motors Corp.,
7 1/8%, 7/15/13	—	40,000	9/20/08	620 bp	1,889

L-3 Communications
Corp., 7 5/8%, 6/15/12	—	45,000	9/20/11	(108 bp)	(79)

United States Steel
Corp., 9 3/4%, 5/15/10	—	105,000	9/20/09	(65 bp)	86

HSBC
DJ CDX NA IG Series 5
Index	(13,146)	8,180,000	12/20/10	(45 bp)	(48,463)

JPMorgan Chase Bank, N.A.
DJ CDX NA IG Series 5	1,715	555,000	12/20/10	(45 bp)	(682)

Ford Motor Co., 7.45%,
7/16/31	—	75,000	6/20/07	635 bp	1,609

Ford Motor Co., 7.45%,
7/16/31	—	100,000	6/20/07	665 bp	2,362

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/07	(345 bp)	(8)

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/08	550 bp	244

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/07	(350 bp)	(399)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	738

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 6
Index	634	84,500	6/20/11	(345 bp)	(385)

DJ CDX NA HY Series 6
Index	1,035	103,500	6/20/11	(345 bp)	(214)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	338,000	6/20/11	74 bp	355

DJ CDX NA HY Series 6
Index 25-35% tranche	—	414,000	6/20/11	72 bp	82

DJ CDX NA IG Series 5
Index	(853)	2,640,000	12/20/10	(45 bp)	(12,250)

DJ CDX NA IG Series 4
Index	(1,982)	1,480,000	12/20/10	(45 bp)	(8,371)

DJ CDX NA IG Series 5
Index	(5,750)	3,155,000	12/20/10	(45 bp)	(19,372)

DJ CDX NA IG Series 6
Index	513	445,000	6/20/11	(40 bp)	(195)

General Motors Corp.,
7 1/8%, 7/15/13	—	200,000	12/20/06	750 bp	2,978

Hilton Hotels, 7 5/8%,
12/1/12	—	320,000	6/20/13	94 bp	(4,567)

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	90,000	9/20/07	(345 bp)	(144)

Ford Motor Co., 7.45%,
7/16/31	—	90,000	9/20/08	570 bp	1,739

General Motors Corp.,
7 1/8%, 7/15/13	—	125,000	9/20/07	(335 bp)	(290)

General Motors Corp.,
7 1/8%, 7/15/13	—	125,000	9/20/08	500 bp	3,155

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)
Morgan Stanley Capital Services, Inc.
Bombardier, Inc.,
6 3/4%, 5/1/12	$—	$105,000	3/20/11	355 bp	$ 4,133

DJ CDX NA HY Series 6
Index	1,068	106,750	6/20/11	(345 bp)	(220)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	427,000	6/20/11	73 bp	(772)

DJ CDX NA HY Series 6
Index 25-35% tranche	1,737	63,875	6/20/11	(345 bp)	966

DJ CDX NA HY Series 6
Index 25-35% tranche	—	255,500	6/20/11	74 bp	(328)

DJ CDX NA IG Series 7
Index	879	1,480,000	12/20/13	(50 bp)	710

DJ CDX NA IG Series 7
Index, 7-10% tranche	—	1,480,000	12/20/13	53 bp	(195)

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/07	(345 bp)	(120)

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/08	560 bp	525

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/07	(335 bp)	(356)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	757

Visteon Corp., 7%,
3/10/14	—	66,553	6/20/09	535 bp	2,792

Total					$ 48,424

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

Conservative Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/06 (aggregate face value $61,007,760)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$15,929,611	$16,176,318	10/18/06	$(246,707)
British Pound	22,092,361	22,280,305	12/20/06	(187,944)
Canadian Dollar	5,764,668	5,760,967	10/18/06	3,701
Danish Krone	801,154	809,304	12/20/06	(8,150)
Euro	5,873,369	5,899,369	12/20/06	(26,000)
Hong Kong Dollar	383,420	384,782	11/15/06	(1,362)
Japanese Yen	2,403,740	2,450,801	11/15/06	(47,061)
New Zealand Dollar	1,849,103	1,804,661	10/18/06	44,442
Norwegian Krone	178,823	180,792	12/20/06	(1,969)
Singapore Dollar	413,301	417,625	11/15/06	(4,324)
South Korean Won	2,386,530	2,345,713	11/15/06	40,817
Swedish Krona	1,196,506	1,202,445	12/20/06	(5,939)
Swiss Franc	1,288,971	1,294,678	12/20/06	(5,707)

Total				$(446,203)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/06 (aggregate face value $109,826,839)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 3,297,139	3,315,191	10/18/06	$ 18,052
British Pound	13,041,943	13,140,167	12/20/06	98,224
Canadian Dollar	5,303,366	5,292,014	10/18/06	(11,352)
Euro	37,191,829	37,545,387	12/20/06	353,558
Japanese Yen	26,773,883	27,536,748	11/15/06	762,865
New Zealand Dollar	1,172,777	1,160,127	10/18/06	(12,650)
Norwegian Krone	6,911,347	6,961,018	12/20/06	49,671
Singapore Dollar	1,137,653	1,149,553	11/15/06	11,900
Swedish Krona	8,546,071	8,583,367	12/20/06	37,296
Swiss Franc	5,096,711	5,143,267	12/20/06	46,556

Total				$1,354,120

FUTURES CONTRACTS OUTSTANDING at 9/30/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	11	1,135,503	Dec-06	$ 17,510
Dow Jones Euro Stoxx 50 Index (Long)	293	14,521,687	Dec-06	289,024
Dow Jones Euro Stoxx 50 Index (Short)	120	5,947,449	Dec-06	(158,454)
Euro-Bobl 5 yr (Long)	27	3,760,093	Dec-06	13,253
Euro-Bund 10 yr (Long)	151	22,587,412	Dec-06	215,649
Euro-Bund 10 yr (Short)	137	20,493,214	Dec-06	(196,522)
Euro-Dollar 90 day (Long)	38	8,993,175	Dec-06	5,122
Euro-Dollar 90 day (Long)	428	101,462,750	Mar-07	(39,889)
Euro-Dollar 90 day (Long)	37	8,786,113	Jun-07	11,887
Euro-Dollar 90 day (Long)	37	8,799,063	Sep-07	14,237
Euro-Dollar 90 day (Short)	460	109,491,500	Dec-07	54,274
FTSE 100 Index (Short)	166	18,560,433	Dec-06	(155,558)
Japanese Government Bond 10 yr (Long)	12	13,702,668	Dec-06	78,226
Japanese Government Bond 10 yr (Short)	10	11,418,890	Dec-06	(61,876)
Russell 2000 Index Mini (Long)	203	14,861,630	Dec-06	(10,366)

FUTURES CONTRACTS OUTSTANDING at 9/30/06 continued

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Short)	18	$ 1,317,780	Dec-06	$ (1,116)
S&P 500 Index (Long)	2	672,700	Dec-06	15,767
S&P 500 Index E-Mini (Long)	117	7,871,175	Dec-06	114,606
S&P 500 Index E-Mini (Short)	1,556	104,679,900	Dec-06	(1,372,344)
S&P ASX 200 Index (Long)	194	18,741,752	Dec-06	205,128
S&P ASX 200 Index (Short)	11	1,062,677	Dec-06	(23,629)
S&P MidCap 400 Index E-Mini (Long)	187	14,223,220	Dec-06	154,145
Tokyo Price Index (Long)	102	13,954,257	Dec-06	(212,173)
Tokyo Price Index (Short)	31	4,241,000	Dec-06	73,410
U.K. Gilt 10 yr (Long)	46	9,453,996	Dec-06	21,326
U.S. Treasury Bond 20 yr (Long)	272	30,574,500	Dec-06	(113,686)
U.S. Treasury Note 2 yr (Short)	556	113,702,000	Dec-06	75,567
U.S. Treasury Note 5 yr (Long)	405	42,733,828	Dec-06	233,629
U.S. Treasury Note 10 yr (Long)	926	100,065,875	Dec-06	767,550

Total				$ 14,697

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $1,764,729)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on
July 5, 2017.		$15,880,000	Jul 07 / 4.55	$ 808,423

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on July 5, 2017.		15,880,000	Jul 07 / 4.55	74,736

Option on an interest rate swap with Lehman Brothers International for the obligation to receive a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA
maturing March 5, 2018.		7,746,000	Mar 08 / 5.225	206,454

Option on an interest rate swap with Lehman Brothers International for the obligation to pay a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA maturing
March 5, 2018.		7,746,000	Mar 08 / 5.225	223,015

Total				$1,312,628

TBA SALE COMMITMENTS OUTSTANDING at 9/30/06 (proceeds receivable $94,598,739)

		Principal	Settlement
		amount	date	Value

FNMA, 5 1/2s, November 1, 2036		$55,900,000	11/13/06	$55,052,769
FNMA, 5 1/2s, October 1, 2036		36,400,000	10/12/06	35,856,850
FNMA, 4 1/2s, October 1, 2021		3,600,000	10/17/06	3,472,312

Total				$94,381,931

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 5,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (224,375)

1,725,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	1,650

6,300,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	26,719

770,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	32,504

640,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	23,996

1,540,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	55,950

4,260,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	129,251

51,000,000	5/21/07	3.95%	3 month USD-LIBOR-BBA	48,842

15,300,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	58,515

12,300,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(392,098)

13,689,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	309,412

7,000,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	323,801

18,177,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	(143,574)

Citibank, N.A.
18,650,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(208,325)

910,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(26,064)

Credit Suisse First Boston International
19,400,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	460,967

Credit Suisse International
2,464,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	11,510

887,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	2,580

Deutsche Bank AG
824,399	8/2/22	3 month USD-LIBOR-BBA	5.7756%	45,504

925,147	8/2/32	5.86%	3 month USD-LIBOR-BBA	(73,156)

Goldman Sachs Capital Markets, L.P.
1,017,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(44,766)

2,770,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(71,938)

824,399	8/12/22	3 month USD-LIBOR-BBA	5.601%	29,967

925,147	8/12/32	5.689%	3 month USD-LIBOR-BBA	(50,795)

1,650,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	103,440

1,851,643	8/1/32	5.919%	3 month USD-LIBOR-BBA	(161,842)

5,675,208	8/15/10	3 month USD-LIBOR-BBA	5.405%	(67,421)

Goldman Sachs International
6,031,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(19,259)

19,018,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	8,666

JPMorgan Chase Bank, N.A.
5,700,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	35,859

12,600,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(635,783)

14,800,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	395,358

25,700,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	107,538

2,156,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(75,497)

12,900,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(627,320)

920,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	40,132

3,710,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	115,717

22,000,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(522,163)

7,069,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(27,500)

22,282,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	6,736

1,659,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(15,386)

31,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	530,685

5,163,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(73,154)

Lehman Brothers International (Europe)
26,397,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(803,773)

24,138,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(373,219)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
$20,650,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	$ 70,361

41,960,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(506,880)

410,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	22,883

6,002,000	8/3/08	5.425%	3 month USD-LIBOR-BBA	(28,027)

Merrill Lynch Capital Services, Inc.
801,206	8/13/12	4.94%	3 month USD-LIBOR-BBA	6,868

824,399	8/12/22	3 month USD-LIBOR-BBA	5.601%	29,967

1,650,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	103,440

1,603,579	8/1/12	5.204%	3 month USD-LIBOR-BBA	(7,557)

Total				$(2,041,054)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$ 773,239	1/19/07	—	S&P 500 Index	$ (255,634)
6 month forward
variance

Citibank, N.A.
3,740,000	11/1/06	7.5 bp plus	The spread return of	869
		beginning	Lehman Brothers
		of period nominal	AAA 8.5+ CMBS
		spread of Lehman	Index adjusted
		Brothers AAA	by modified
		8.5+ Commercial	duration factor
Mortgage Backed
Securities Index

Deutsche Bank AG London
756,194	12/15/06	—	S&P 500 Index	(322,757)
6 month forward
variance

786,116	12/15/06	—	S&P 500 Index	(369,100)
6 month forward
variance

3,740,000	11/1/06	5 bp plus	The spread return of	536
		nominal spread	Lehman Brothers
		of Lehman	AAA 8.5+ CMBS
		Brothers AAA	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
Securities Index

11,174,625	6/19/07	(3 month USD-	iShares MSCI	73,528
		LIBOR-BBA minus	Emerging Markets
		300 bp)	Index

Goldman Sachs Capital Markets, L.P.
3,500,000	11/1/06	5 bp plus	The spread return of	543
		change in spread	Lehman Brothers
		of Lehman	AAA 8.5+ CMBS
		Brothers AAA	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
Securities Index
multiplied by
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$15,940,000	12/1/06	5 bp plus	The spread return of	$ 35,769
		change in spread	Lehman Brothers
		of Lehman	Aaa 8.5+ CMBS
		Brothers Aaa	Index adjusted
		8.5+ Commercial	by modified
		Mortgage Backed	duration factor
		Securities Index
		multiplied by
		the modified
		duration factor

846,000	9/15/11	678 bp (1 month	Ford Credit Auto	466
		USD-LIBOR-BBA)	Owner Trust
			Series 2005-B
			Class D

JPMorgan Chase Bank, N.A.
684,081 (E)	3/16/07	—	S&P 500 Index	(64,001)
			6 month forward
			variance

15,688,572	4/4/07	3 month USD-	Russell 2000	104,741
		LIBOR-BBA minus	Index
		90 bp

24,369,850	9/21/07	3 month USD-	Russell 2000	242,838
		LIBOR-BBA minus	Total Return
		90 bp	Index

4,387,046	10/4/06	(1 month USD-	Standard & Poors	173,316
		LIBOR-BBA plus	500 Technology
		25 bp)	Hardware &
			Equipment Index

2,347,426	10/4/06	(1 month USD-	Standard & Poors	(10,467)
		LIBOR-BBA plus	500 Utilities
		25 bp)	Index

2,339,845	10/4/06	(1 month USD-	Standard & Poors	116,046
		LIBOR-BBA plus	500
		25 bp)	Transportation
			Index

9,293,035	10/4/06	(1 month USD-	Standard & Poors	260,803
		LIBOR-BBA plus	500
		25 bp)	Pharmaceuticals,
			Biotechnology &
			Life Sciences
			Index

2,339,833	10/4/06	(1 month USD-	Standard & Poors	170,022
		LIBOR-BBA plus	500 Retailing
		25 bp)	Index

8,259,757	10/4/06	(1 month USD-	Standard & Poors	(67,505)
		LIBOR-BBA plus	500 Health Care
		25 bp)	Equipment &
			Services Index

2,343,655	10/4/06	(1 month USD-	Standard & Poors	81,968
		LIBOR-BBA plus	500 Insurance
		25 bp)	Index

4,978,178	10/4/06	(1 month USD-	Standard & Poors	(92,645)
		LIBOR-BBA plus	500 Food
		25 bp)	Beverage &
			Tobacco Index

5,434,299	10/4/06	(1 month USD-	Standard & Poors	55,582
		LIBOR-BBA plus	500 Food &
		25 bp)	Staples
			Retailing GICS
			Industry Group
			Index

3,106,706	10/4/06	1 month USD-	Standard & Poors	(44,799)
		LIBOR-BBA minus	500 Household &
		30 bp	Personal
			Products Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$ 3,286,567	10/4/06	(1 month USD-	Standard & Poors	$ 147,468
		LIBOR-BBA plus	500 Diversified
		25 bp)	Financials Index

11,447,618	10/4/06	1 month USD-	Standard & Poors	(558,307)
		LIBOR-BBA minus	500 Software &
		30 bp	Services Index

6,844,666	10/4/06	1 month USD-	Standard & Poors	(177,288)
		LIBOR-BBA minus	500 Real Estate
		30 bp	Index

2,812,710	10/4/06	1 month USD-	Standard & Poors	(123,326)
		LIBOR-BBA minus	500 Commercial
		30 bp	Services &
			Supplies Index

9,008,635	10/4/06	(1 month USD-	Standard & Poors	(269,668)
		LIBOR-BBA plus	500 Energy Index
		25 bp)

6,264,587	10/4/06	1 month USD-	Standard & Poors	56,021
		LIBOR-BBA minus	500 Materials
		30 bp	Index

7,504,434	10/4/06	1 month USD-	Standard & Poors	(215,445)
		LIBOR-BBA minus	500
		30 bp	Telecommunication
			Services Index

4,686,640	10/4/06	1 month USD-	Standard & Poors	(305,194)
		LIBOR-BBA minus	500 Consumer
		30 bp	Services Index

3,077,498	10/4/06	1 month USD-	Standard & Poors	(210,635)
		LIBOR-BBA minus	500 Consumer
		30 bp	Durables &
			Apparel Index

7,042,992	10/4/06	1 month USD-	Standard & Poors	(167,356)
		LIBOR-BBA minus	500 Banks Index
		30 bp

659,691	10/4/06	1 month USD-	Standard & Poors	(16,515)
		LIBOR-BBA minus	500 Automobiles
		30 bp	& Components
			Index

Lehman Brothers Special Financing, Inc.
2,000,256	10/1/06	(4.40688%)	Lehman Brothers	75,486
			U.S. High Yield
			Index

3,499,841	4/1/07	(1 year USD-	Lehman Brothers	60,882
		LIBOR-BBA minus	U.S. High Yield
		35 bp)	Index

2,097,836	3/1/07	(1 year USD-	Lehman Brothers	48,502
		LIBOR-BBA	U.S. High Yield
		minus 25 bp)	Index

Total				$(1,565,256)

(E) See Note 1 to the financial statements regarding extended effective dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	$ —	$ 170,000	9/20/11	(111 bp)	$ (520)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	65,000	6/20/11	(101 bp)	(47)

Waste Management,
7.375%, 8/1/10	—	235,000	9/20/12	64 bp	2,960

Citibank, N.A.
Celestica, Inc. 7 7/8%,
7/1/11	—	90,000	9/20/11	285 bp	328

DJ CDX NA HY Series 6
Index	(119)	89,750	6/20/11	(345 bp)	(1,202)

DJ CDX NA HY Series 6
Index	770	44,750	6/20/11	(345 bp)	230

DJ CDX NA HY Series 6
Index 25-35% tranche	—	359,000	6/20/11	80 bp	454

DJ CDX NA HY Series 6
Index 25-35% tranche	—	179,000	6/20/11	74 bp	33

Ford Motor Co., 7.45%,
7/16/31	—	40,000	6/20/07	620 bp	892

Visteon Corp., 7%,
3/10/14	—	55,000	6/20/09	605 bp	3,287

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	90,000	9/20/07	(487.5 bp)	(1,602)

Ford Motor Co., 7.45%,
7/16/31	—	110,000	9/20/08	725 bp	5,204

Ford Motor Co., 7.45%,
7/16/31	—	20,000	9/20/07	(485 bp)	(351)

Deutsche Bank AG
DJ CDX NA IG Series 7	—	937,000	12/20/13	(50 bp)	(397)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	937,000	12/20/13	55 bp	602

Ford Motor Co., 7.45%,
7/16/31	—	56,000	6/20/07	595 bp	1,009

France Telecom, 7.25%,
1/28/13	—	390,000	6/20/16	70 bp	1,545

Visteon Corp., 7%,
3/10/14	—	20,000	6/20/09	535 bp	839

Goldman Sachs Capital Markets, L.P.
DJ CDX NA HY Series 6
Index	105	10,000	6/20/11	(345 bp)	(16)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	40,000	6/20/11	74 bp	(51)

DJ CDX NA IG Series 5
Index	(5,792)	2,030,000	12/20/10	(45 bp)	(14,556)

Ford Motor Co., 7.45%,
7/16/31	—	40,000	6/20/07	630 bp	1,022

Noble Energy, Inc., 8%,
4/1/27	—	275,000	6/20/13	60 bp	(156)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	1,678,000	(a)	2.461%	114,288

DJ CDX NA HY Series 6
Index	294	109,750	6/20/11	(345 bp)	(1,030)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	439,000	6/20/11	85 bp	1,488

DJ CDX NA IG Series 6
Index	—	1,404,000	6/20/13	55 bp	9,334

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA IG Series 6
Index	$ 643	$1,404,000	6/20/13	(50 bp)	$ (105)

DJ CDX NA IG Series 7
Index	(1)	1,564,000	12/20/13	(50 bp)	890

DJ CDX NA IG Series 7
Index 7-10% tranche	—	1,564,000	12/20/13	56 bp	1,889

General Motors Corp.,
7 1/8%, 7/15/13	—	90,000	9/20/08	620 bp	4,251

General Motors Corp.,
7 1/8%, 7/15/13	—	90,000	9/20/07	(427.5 bp)	(1,879)

General Motors Corp.,
7 1/8%, 7/15/13	—	20,000	9/20/07	(425 bp)	(403)

General Motors Corp.,
7 1/8%, 7/15/13	—	20,000	9/20/08	620 bp	944

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	20,000	9/20/11	(108 bp)	(35)

United States Steel
Corp., 9 3/4%, 5/15/10	—	76,000	9/20/09	(65 bp)	63

HSBC
DJ CDX NA IG Series 5
Index	(3,728)	2,320,000	12/20/10	(45 bp)	(13,746)

JPMorgan Chase Bank, N.A.
DJ CDX NA IG Series 5	2,193	630,000	12/20/10	(45 bp)	(527)

DJ CDX NA IG Series 5
Index	9,613	4,035,000	12/20/10	(45 bp)	(7,808)

Ford Motor Co., 7.45%,
7/16/31	—	40,000	6/20/07	635 bp	858

Ford Motor Co., 7.45%,
7/16/31	—	50,000	6/20/07	665 bp	1,181

Ford Motor Co., 7.45%,
7/16/31	—	15,000	9/20/07	(345 bp)	(4)

Ford Motor Co., 7.45%,
7/16/31	—	15,000	9/20/08	550 bp	122

General Motors Corp.,
7 1/8%, 7/15/13	—	15,000	9/20/07	(350 bp)	(200)

General Motors Corp.,
7 1/8%, 7/15/13	—	15,000	9/20/08	500 bp	369

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 6
Index	707	88,500	6/20/11	(345 bp)	(360)

DJ CDX NA HY Series 6
Index	1,146	108,000	6/20/11	(345 bp)	(157)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	354,000	6/20/11	74 bp	372

DJ CDX NA HY Series 6
Index 25-35% tranche	—	432,000	6/20/11	72 bp	86

DJ CDX NA IG Series 5
Index	(576)	2,655,000	12/20/10	(45 bp)	(12,039)

DJ CDX NA IG Series 4
Index	(1,982)	1,480,000	12/20/10	(45 bp)	(8,371)

DJ CDX NA IG Series 5
Index	1,543	625,000	12/20/10	(45 bp)	(1,154)

DJ CDX NA IG Series 5
Index	(5,695)	3,125,000	12/20/10	(45 bp)	(19,187)

DJ CDX NA IG Series 6
Index	659	505,000	6/20/11	(40 bp)	(145)

General Motors Corp.,
7 1/8%, 7/15/13	—	105,000	12/20/06	750 bp	1,564

Hilton Hotels, 7 5/8%,
12/1/12	—	335,000	6/20/13	94 bp	(4,782)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	$ —	$ 45,000	9/20/07	(345 bp)	$ (72)

Ford Motor Co., 7.45%,
7/16/31	—	45,000	9/20/08	570 bp	869

General Motors Corp.,
7 1/8%, 7/15/13	—	65,000	9/20/07	(335 bp)	(151)

General Motors Corp.,
7 1/8%, 7/15/13	—	65,000	9/20/08	500 bp	1,640

Morgan Stanley Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—	50,000	3/20/11	355 bp	1,968

DJ CDX NA HY Series 6
Index	1,188	112,000	6/20/11	(345 bp)	(163)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	448,000	6/20/11	73 bp	(809)

DJ CDX NA HY Series 6
Index 25-35% tranche	1,020	59,125	6/20/11	(345 bp)	306

DJ CDX NA HY Series 6
Index 25-35% tranche	—	236,500	6/20/11	74 bp	(304)

DJ CDX NA IG Series 7
Index	1,056	1,628,000	12/20/13	(50 bp)	871

DJ CDX NA IG Series 7
Index, 7-10% tranche	—	1,628,000	12/20/13	53 bp	(215)

Ford Motor Co., 7.45%,
7/16/31	—	15,000	9/20/07	(345 bp)	(60)

Ford Motor Co., 7.45%,
7/16/31	—	15,000	9/20/08	560 bp	263

General Motors Corp.,
7 1/8%, 7/15/13	—	15,000	9/20/07	(335 bp)	(177)

General Motors Corp.,
7 1/8%, 7/15/13	—	15,000	9/20/08	500 bp	379

Visteon Corp., 7%,
3/10/14	—	30,717	6/20/09	535 bp	1,289

Total					$70,908

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

Putnam Asset Allocation: Growth Portfolio

ASSETS

Investment in securities, at value, including $66,035,440 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,624,509,372)	$1,813,220,132
Affiliated issuers (identified cost $128,278,402) (Note 5)	128,278,402

Foreign currency (cost $18,258,346) (Note 1)	18,100,160

Dividends, interest and other receivables	5,512,987

Receivable for shares of the fund sold	7,072,401

Receivable for securities sold	10,428,073

Receivable for sales of delayed delivery securities (Note 1)	23,008,712

Unrealized appreciation on swap contracts (Note 1)	5,170,425

Receivable for closed swap contracts (Note 1)	1,453

Receivable for open forward currency contracts (Note 1)	6,200,083

Receivable for closed forward currency contracts (Note 1)	1,830,343

Receivable for variation margin (Note 1)	1,033,362

Total assets	2,019,856,533

LIABILITIES

Payable to subcustodian (Note 2)	403,004

Payable for securities purchased	19,344,470

Payable for purchases of delayed delivery securities (Note 1)	28,548,718

Payable for shares of the fund repurchased	1,994,914

Payable for compensation of Manager (Notes 2 and 5)	2,606,785

Payable for investor servicing and custodian fees (Note 2)	448,455

Payable for Trustee compensation and expenses (Note 2)	166,287

Payable for administrative services (Note 2)	4,565

Payable for distribution fees (Note 2)	1,118,058

Payable for open forward currency contracts (Note 1)	2,646,424

Payable for closed forward currency contracts (Note 1)	795,776

Payable for closed swap contracts (Note 1)	123,614

Unrealized depreciation on swap contracts (Note 1)	10,002,000

Written options outstanding, at value (premiums received $477,767) (Note 1)	375,107

TBA sale commitments, at value (proceeds receivable $13,978,049) (Note 1)	14,007,637

Collateral on securities loaned, at value (Note 1)	68,589,929

Other accrued expenses	250,930

Total liabilities	151,426,673

Net assets	$1,868,429,860

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,767,612,566

Undistributed net investment income (Note 1)	3,458,686

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(92,212,792)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	189,571,400

Total — Representing net assets applicable to capital shares outstanding	$1,868,429,860

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,152,980,288 divided by 86,538,170 shares)	$13.32

Offering price per class A share (100/94.75 of $13.32)*	$14.06

Net asset value and offering price per class B share ($363,651,042 divided by 27,873,946 shares)**	$13.05

Net asset value and offering price per class C share ($150,254,588 divided by 11,686,306 shares)**	$12.86

Net asset value and redemption price per class M share ($40,409,220 divided by 3,087,330 shares)	$13.09

Offering price per class M share (100/96.75 of $13.09)*	$13.53

Net asset value, offering price and redemption price per class R share ($6,258,147 divided by 474,756 shares)	$13.18

Net asset value, offering price and redemption price per class Y share ($154,876,575 divided by 11,519,513 shares)	$13.44

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

Putnam Asset Allocation: Growth Portfolio

INVESTMENT INCOME

Dividends (net of foreign tax of $1,270,222)	$ 26,221,577

Interest (including interest income of $4,636,451 from investments in affiliated issuers) (Note 5)	15,154,522

Securities lending	423,522

Total investment income	41,799,621

EXPENSES

Compensation of Manager (Note 2)	9,806,381

Investor servicing fees (Note 2)	3,385,542

Custodian fees (Note 2)	1,560,157

Trustee compensation and expenses (Note 2)	77,347

Administrative services (Note 2)	37,909

Distribution fees — Class A (Note 2)	2,326,890

Distribution fees — Class B (Note 2)	3,378,860

Distribution fees — Class C (Note 2)	1,207,338

Distribution fees — Class M (Note 2)	279,100

Distribution fees — Class R (Note 2)	17,588

Other	688,574

Non-recurring costs (Notes 2 and 6)	19,682

Costs assumed by Manager (Notes 2 and 6)	(19,682)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(1,228,366)

Total expenses	21,537,320

Expense reduction (Note 2)	(780,740)

Net expenses	20,756,580

Net investment income	21,043,041

Net realized gain on investments (net of foreign taxes of $226,269) (Notes 1 and 3)	114,252,347

Net realized loss on swap contracts (Note 1)	(7,888,036)

Net realized gain on futures contracts (Note 1)	4,503,195

Net realized loss on foreign currency transactions (Note 1)	(6,396,355)

Net realized gain on written options (Notes 1 and 3)	24,592

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,398,236

Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	53,792,256

Net gain on investments	160,686,235

Net increase in net assets resulting from operations	$181,729,276

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Growth Portfolio

INCREASE IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 21,043,041	$ 16,511,933

Net realized gain on investments and foreign currency transactions	104,495,743	159,517,355

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	56,190,492	58,424,538

Net increase in net assets resulting from operations	181,729,276	234,453,826

Distributions to shareholders: (Note 1)

From net investment income

Class A	(6,684,450)	(6,876,361)

Class B	(351,132)	(1,497,241)

Class C	(209,543)	(384,276)

Class M	(120,535)	(226,410)

Class R	(10,862)	(1,829)

Class Y	(1,487,947)	(6,246,177)

Redemption fees (Note 1)	8,738	9,328

Increase (decrease) from capital share transactions (Note 4)	170,844,886	(38,942,174)

Total increase in net assets	343,718,431	180,288,686

NET ASSETS

Beginning of year	1,524,711,429	1,344,422,743

End of year (including undistributed net investment income of $3,458,686 and $8,714,782, respectively)	$1,868,429,860	$1,524,711,429

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2006	$11.97	.19(d,g)	1.26	1.45	(.10)	(.10)	—(e)	$13.32	12.19(g)	$1,152,980	1.14(d,g)	1.51(d,g)	85.02
September 30, 2005	10.26	.15(d,f)	1.69	1.84	(.13)	(.13)	—(e)	11.97	18.02	775,947	1.25(d)	1.34(d,f)	111.90
September 30, 2004	9.22	.11(d)	1.13	1.24	(.20)	(.20)	—(e)	10.26	13.51	547,168	1.32(d)	1.12(d)	120.17
September 30, 2003	7.69	.13	1.64	1.77	(.24)	(.24)	—	9.22	23.41	629,578	1.35	1.54	126.07
September 30, 2002	8.94	.17	(1.12)	(.95)	(.30)	(.30)	—	7.69	(11.29)	573,390	1.30	1.80	82.18

CLASS B
September 30, 2006	$11.73	.09(d,g)	1.24	1.33	(.01)	(.01)	—(e)	$13.05	11.37(g)	$363,651	1.89(d,g)	.75(d,g)	85.02
September 30, 2005	10.06	.06(d,f)	1.67	1.73	(.06)	(.06)	—(e)	11.73	17.22	315,199	2.00(d)	.59(d,f)	111.90
September 30, 2004	9.06	.04(d)	1.09	1.13	(.13)	(.13)	—(e)	10.06	12.55	261,591	2.07(d)	.37(d)	120.17
September 30, 2003	7.54	.06	1.62	1.68	(.16)	(.16)	—	9.06	22.57	236,650	2.10	.78	126.07
September 30, 2002	8.76	.10	(1.11)	(1.01)	(.21)	(.21)	—	7.54	(11.99)	205,744	2.05	1.05	82.18

CLASS C
September 30, 2006	$11.57	.09(d,g)	1.22	1.31	(.02)	(.02)	—(e)	$12.86	11.38(g)	$150,255	1.89(d,g)	.76(d,g)	85.02
September 30, 2005	9.92	.06(d,,f)	1.64	1.70	(.05)	(.05)	—(e)	11.57	17.21	96,350	2.00(d)	.59(d,,f)	111.90
September 30, 2004	8.93	.04(d)	1.08	1.12	(.13)	(.13)	—(e)	9.92	12.57	73,936	2.07(d)	.37(d)	120.17
September 30, 2003	7.44	.06	1.59	1.65	(.16)	(.16)	—	8.93	22.47	76,075	2.10	.78	126.07
September 30, 2002	8.64	.09	(1.07)	(.98)	(.22)	(.22)	—	7.44	(11.88)	67,431	2.05	1.05	82.18

CLASS M
September 30, 2006	$11.77	.12(d,g)	1.24	1.36	(.04)	(.04)	—(e)	$13.09	11.60(g)	$40,409	1.64(d,g)	1.00(d,g)	85.02
September 30, 2005	10.09	.09(d,f)	1.67	1.76	(.08)	(.08)	—(e)	11.77	17.48	34,029	1.75(d)	.84(d,,f)	111.90
September 30, 2004	9.07	.06(d)	1.11	1.17	(.15)	(.15)	—(e)	10.09	12.97	29,373	1.82(d)	.62(d)	120.17
September 30, 2003	7.56	.08	1.61	1.69	(.18)	(.18)	—	9.07	22.70	32,490	1.85	1.02	126.07
September 30, 2002	8.78	.12	(1.10)	(.98)	(.24)	(.24)	—	7.56	(11.65)	34,056	1.80	1.30	82.18

CLASS R
September 30, 2006	$11.87	.17(d,g)	1.23	1.40	(.09)	(.09)	—(e)	$13.18	11.85(g)	$6,258	1.39(d,g)	1.31(d,g)	85.02
September 30, 2005	10.21	.12(d,f)	1.68	1.80	(.14)	(.14)	—(e)	11.87	17.80	1,285	1.50(d)	1.10(d,,f)	111.90
September 30, 2004	9.21	.09(d)	1.11	1.20	(.20)	(.20)	—(e)	10.21	13.15	32	1.57(d)	.87(d)	120.17
September 30, 2003†	8.08	.07	1.06	1.13	—	—	—	9.21	13.99*	1	1.11*	.89*	126.07

CLASS Y
September 30, 2006	$12.08	.22(d,g)	1.27	1.49	(.13)	(.13)	—(e)	$13.44	12.40(g)	$154,877	.89(d,g)	1.73(d,g)	85.02
September 30, 2005	10.35	.18(d,,f)	1.70	1.88	(.15)	(.15)	—(e)	12.08	18.35	301,901	1.00(d)	1.58(d,f)	111.90
September 30, 2004	9.30	.14(d)	1.13	1.27	(.22)	(.22)	—(e)	10.35	13.79	432,322	1.07(d)	1.37(d)	120.17
September 30, 2003	7.76	.15	1.65	1.80	(.26)	(.26)	—	9.30	23.70	420,617	1.10	1.79	126.07
September 30, 2002	9.01	.19	(1.12)	(.93)	(.32)	(.32)	—	7.76	(10.97)	416,532	1.05	2.05	82.18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

124	125

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	9/30/06	9/30/05	9/30/04

Class A	0.01%	0.02%	<0.01%

Class B	0.01	0.02	<0.01

Class C	0.01	0.02	<0.01

Class M	0.01	0.02	<0.01

Class R	0.01	0.02	<0.01

Class Y	0.01	0.02	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006 (Note 6).

(h) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

Putnam Asset Allocation: Balanced Portfolio

ASSETS

Investment in securities, at value, including $69,034,752 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,720,874,570)	$1,892,998,190
Affiliated issuers (identified cost $278,895,150) (Note 5)	278,895,150

Foreign currency (cost $18,917,844) (Note 1)	18,806,696

Dividends, interest and other receivables	7,165,806

Receivable for shares of the fund sold	7,144,222

Receivable for securities sold	3,324,113

Receivable for sales of delayed delivery securities (Note 1)	136,806,191

Unrealized appreciation on swap contracts (Note 1)	7,506,232

Receivable for closed swap contracts (Note 1)	8,287

Premium paid on swap contracts (Note 1)	36,900

Receivable for open forward currency contracts (Note 1)	5,843,778

Receivable for closed forward currency contracts (Note 1)	1,173,986

Receivable for variation margin (Note 1)	1,182,741

Total assets	2,360,892,292

LIABILITIES

Payable to subcustodian (Note 2)	203,934

Payable for securities purchased	5,383,711

Payable for purchases of delayed delivery securities (Note 1)	176,667,712

Payable for shares of the fund repurchased	5,887,659

Payable for compensation of Manager (Notes 2 and 5)	2,776,887

Payable for investor servicing and custodian fees (Note 2)	310,201

Payable for Trustee compensation and expenses (Note 2)	192,884

Payable for administrative services (Note 2)	4,850

Payable for distribution fees (Note 2)	1,201,353

Payable for open forward currency contracts (Note 1)	2,926,070

Payable for closed forward currency contracts (Note 1)	757,500

Payable for closed swap contracts (Note 1)	154,043

Unrealized depreciation on swap contracts (Note 1)	14,092,015

Premium received on swap contracts (Note 1)	9,225

Written options outstanding, at value (premiums received $2,028,120) (Note 1)	1,497,583

TBA sale commitments, at value (proceeds receivable $83,689,949) (Note 1)	83,799,421

Collateral on securities loaned, at value (Note 1)	71,611,038

Other accrued expenses	205,301

Total liabilities	367,681,387

Net assets	$1,993,210,905

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,963,939,036

Distributions in excess of net investment income (Note 1)	(6,491,015)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(134,944,242)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	170,707,126

Total — Representing net assets applicable to capital shares outstanding	$1,993,210,905
(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,329,409,477 divided by 112,125,975 shares)	$11.86

Offering price per class A share (100/94.75 of $11.86)*	$12.52

Net asset value and offering price per class B share ($324,824,684 divided by 27,585,120 shares)**	$11.78

Net asset value and offering price per class C share ($128,541,134 divided by 11,022,121 shares)**	$11.66

Net asset value and redemption price per class M share ($34,729,663 divided by 2,934,213 shares)	$11.84

Offering price per class M share (100/96.75 of $11.84)*	$12.24

Net asset value, offering price and redemption price per class R share ($9,384,668 divided by 795,778 shares)	$11.79

Net asset value, offering price and redemption price per class Y share ($166,321,279 divided by 14,005,038 shares)	$11.88

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT INCOME

Interest (including interest income of $9,883,923 from investments in affiliated issuers) (Note 5)	$ 32,401,643

Dividends (net of foreign tax of $772,972)	23,219,852

Securities lending	637,568

Total investment income	56,259,063

EXPENSES

Compensation of Manager (Note 2)	11,097,429

Investor servicing fees (Note 2)	3,197,418

Custodian fees (Note 2)	722,008

Trustee compensation and expenses (Note 2)	87,168

Administrative services (Note 2)	41,070

Distribution fees — Class A (Note 2)	2,952,276

Distribution fees — Class B (Note 2)	3,321,281

Distribution fees — Class C (Note 2)	1,135,972

Distribution fees — Class M (Note 2)	254,967

Distribution fees — Class R (Note 2)	26,335

Other	585,255

Non-recurring costs (Notes 2 and 6)	22,242

Costs assumed by Manager (Notes 2 and 6)	(22,242)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(1,773,943)

Total expenses	21,647,236

Expense reduction (Note 2)	(417,349)

Net expenses	21,229,887

Net investment income	35,029,176

Net realized gain on investments (Notes 1 and 3)	82,367,605

Net realized loss on swap contracts (Note 1)	(7,068,339)

Net realized loss on futures contracts (Note 1)	(1,297,622)

Net realized loss on foreign currency transactions (Note 1)	(7,642,656)

Net realized gain on written options (Notes 1 and 3)	43,162

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,701,200

Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	66,513,514

Net gain on investments	134,616,864

Net increase in net assets resulting from operations	$169,646,040

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Balanced Portfolio

INCREASE IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 35,029,176	$ 29,938,995

Net realized gain on investments and foreign currency transactions	66,402,150	131,244,503

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	68,214,714	55,833,154

Net increase in net assets resulting from operations	169,646,040	217,016,652

Distributions to shareholders: (Note 1)

From net investment income

Class A	(23,836,313)	(12,126,628)

Class B	(4,317,206)	(1,553,424)

Class C	(1,479,301)	(461,547)

Class M	(519,992)	(224,895)

Class R	(72,778)	(7,093)

Class Y	(3,796,620)	(5,889,099)

Redemption fees (Note 1)	3,997	10,714

Decrease from capital share transactions (Note 4)	(50,641,573)	(81,392,266)

Total increase in net assets	84,986,254	115,372,414

NET ASSETS

Beginning of year	1,908,224,651	1,792,852,237

End of year (including distributions in excess of net investment income and
undistributed net investment income of $6,491,015 and $11,005,976, respectively)	$1,993,210,905	$1,908,224,651

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2006	$11.04	.23(d,g)	.82	1.05	(.23)	(.23)	—(e)	$11.86	9.64(g)	$1,329,409	1.00(d,g)	2.04(d,g)	90.03
September 30, 2005	9.94	.18(d,f)	1.05	1.23	(.13)	(.13)	—(e)	11.04	12.40	1,077,903	1.12(d)	1.72(d,,f)	144.41
September 30, 2004	9.26	.13(d)	.79	.92	(.24)	(.24)	—(e)	9.94	10.05	911,128	1.21(d)	1.36(d)	159.30
September 30, 2003	8.10	.14	1.25	1.39	(.23)	(.23)	—	9.26	17.40	1,156,736	1.20	1.62	145.04
September 30, 2002	9.20	.18	(.98)	(.80)	(.30)	(.30)	—	8.10	(9.20)	1,073,716	1.15	1.96	108.47

CLASS B
September 30, 2006	$10.96	.14(d,g)	.83	.97	(.15)	(.15)	—(e)	$11.78	8.88(g)	$324,825	1.75(d,g)	1.28(d,g)	90.03
September 30, 2005	9.87	.10(d,,f)	1.04	1.14	(.05)	(.05)	—(e)	10.96	11.54	340,442	1.87(d)	.97(d,f)	144.41
September 30, 2004	9.20	.06(d)	.78	.84	(.17)	(.17)	—(e)	9.87	9.20	327,229	1.96(d)	.61(d)	159.30
September 30, 2003	8.05	.08	1.23	1.31	(.16)	(.16)	—	9.20	16.52	310,616	1.95	.87	145.04
September 30, 2002	9.14	.11	(.98)	(.87)	(.22)	(.22)	—	8.05	(9.86)	268,219	1.90	1.21	108.47

CLASS C
September 30, 2006	$10.87	.14(d,g)	.80	.94	(.15)	(.15)	—(e)	$11.66	8.72(g)	$128,541	1.75(d,g)	1.29(d,g)	90.03
September 30, 2005	9.79	.10(d,f)	1.03	1.13	(.05)	(.05)	—(e)	10.87	11.58	101,610	1.87(d)	.97(d,f)	144.41
September 30, 2004	9.13	.06(d)	.77	.83	(.17)	(.17)	—(e)	9.79	9.15	83,403	1.96(d)	.61(d)	159.30
September 30, 2003	7.99	.07	1.23	1.30	(.16)	(.16)	—	9.13	16.52	87,992	1.95	.87	145.04
September 30, 2002	9.08	.11	(.97)	(.86)	(.23)	(.23)	—	7.99	(9.90)	87,252	1.90	1.21	108.47

CLASS M
September 30, 2006	$11.02	.17(d,g)	.82	.99	(.17)	(.17)	—(e)	$11.84	9.11(g)	$34,730	1.50(d,g)	1.54(d,g)	90.03
September 30, 2005	9.92	.13(d,f)	1.05	1.18	(.08)	(.08)	—(e)	11.02	11.87	32,605	1.62(d)	1.22(d,f)	144.41
September 30, 2004	9.24	.08(d)	.79	.87	(.19)	(.19)	—(e)	9.92	9.49	31,184	1.71(d)	.86(d)	159.30
September 30, 2003	8.08	.09	1.25	1.34	(.18)	(.18)	—	9.24	16.85	39,902	1.70	1.11	145.04
September 30, 2002	9.18	.14	(.99)	(.85)	(.25)	(.25)	—	8.08	(9.68)	42,753	1.65	1.46	108.47

CLASS R
September 30, 2006	$10.99	.22(d,g)	.79	1.01	(.21)	(.21)	—(e)	$11.79	9.25(g)	$9,385	1.25(d,g)	1.87(d,g)	90.03
September 30, 2005	9.91	.16(d,f)	1.03	1.19	(.11)	(.11)	—(e)	10.99	12.06	1,210	1.37(d)	1.49(d,f)	144.41
September 30, 2004	9.25	.12(d)	.77	.89	(.23)	(.23)	—(e)	9.91	9.73	44	1.46(d)	1.11(d)	159.30
September 30, 2003†	8.50	.08	.76	.84	(.09)	(.09)	—	9.25	10.00*	1	1.00*	.95*	145.04

CLASS Y
September 30, 2006	$11.06	.26(d,g)	.82	1.08	(.26)	(.26)	—(e)	$11.88	9.89(g)	$166,321	.75(d,g)	2.28(d,g)	90.03
September 30, 2005	9.95	.21(d,f)	1.06	1.27	(.16)	(.16)	—(e)	11.06	12.77	354,455	.87(d)	1.97(d,f)	144.41
September 30, 2004	9.27	.16(d)	.79	.95	(.27)	(.27)	—(e)	9.95	10.32	439,865	.96(d)	1.61(d)	159.30
September 30, 2003	8.11	.16	1.25	1.41	(.25)	(.25)	—	9.27	17.67	564,799.95		1.87	145.04
September 30, 2002	9.21	.21	(.99)	(.78)	(.32)	(.32)	—	8.11	(8.96)	641,329.90		2.21	108.47

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

132	133

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	9/30/06	9/30/05	9/30/04

Class A	0.01%	0.02%	<0.01%

Class B	0.01	0.02	<0.01

Class C	0.01	0.02	<0.01

Class M	0.01	0.02	<0.01

Class R	0.01	0.02	<0.01

Class Y	0.01	0.02	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006 (Note 6).

(h) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

Putnam Asset Allocation: Conservative Portfolio

ASSETS

Investment in securities, at value, including $9,735,294 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $927,564,118)	$ 985,153,392
Affiliated issuers (identified cost $203,417,070) (Note 5)	203,417,070

Cash	1,126,605

Foreign currency (cost $8,364,634) (Note 1)	8,290,989

Dividends, interest and other receivables	4,658,177

Receivable for shares of the fund sold	992,204

Receivable for securities sold	3,660,403

Receivable for sales of delayed delivery securities (Note 1)	229,412,451

Unrealized appreciation on swap contracts (Note 1)	5,007,893

Receivable for closed swap contracts (Note 1)	9,774

Premium paid on swap contracts (Note 1)	17,893

Receivable for open forward currency contracts (Note 1)	1,497,836

Receivable for closed forward currency contracts (Note 1)	295,050

Receivable for variation margin (Note 1)	393,174

Total assets	1,443,932,911

LIABILITIES

Payable for securities purchased	6,325,609

Payable for purchases of delayed delivery securities (Note 1)	367,750,878

Payable for shares of the fund repurchased	1,010,429

Payable for compensation of Manager (Notes 2 and 5)	1,457,222

Payable for investor servicing and custodian fees (Note 2)	191,912

Payable for Trustee compensation and expenses (Note 2)	95,968

Payable for administrative services (Note 2)	3,314

Payable for distribution fees (Note 2)	373,163

Payable for open forward currency contracts (Note 1)	589,919

Payable for closed forward currency contracts (Note 1)	210,864

Payable for closed swap contracts (Note 1)	103,932

Unrealized depreciation on swap contracts (Note 1)	8,543,295

Premium received on swap contracts (Note 1)	20,937

Written options outstanding, at value (premiums received $1,764,729) (Note 1)	1,312,628

TBA sale commitments, at value (proceeds receivable $94,598,739) (Note 1)	94,381,931

Collateral on securities loaned, at value (Note 1)	10,152,439

Other accrued expenses	63,586

Total liabilities	492,588,026

Net assets	$ 951,344,885

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 954,562,935

Undistributed net investment income (Note 1)	3,048,174

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(61,843,440)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	55,577,216

Total — Representing net assets applicable to capital shares outstanding	$ 951,344,885

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($414,951,560 divided by 43,285,254 shares)	$9.59

Offering price per class A share (100/94.75 of $9.59)*	$10.12

Net asset value and offering price per class B share ($89,286,558 divided by 9,401,213 shares)**	$9.50

Net asset value and offering price per class C share ($46,990,363 divided by 4,951,892 shares)**	$9.49

Net asset value and redemption price per class M share ($11,794,344 divided by 1,241,576 shares)	$9.50

Offering price per class M share (100/96.75 of $9.50)*	$9.82

Net asset value, offering price and redemption price per class R share ($926,928 divided by 95,869 shares)	$9.67

Net asset value, offering price and redemption price per class Y share ($387,395,132 divided by 40,487,236 shares)	$9.57

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT INCOME

Interest (including interest income of $9,267,338 from investments in affiliated issuers) (Note 5)	$30,065,110

Dividends (net of foreign tax of $194,467)	6,364,025

Securities lending	160,851

Total investment income	36,589,986

EXPENSES

Compensation of Manager (Note 2)	6,001,529

Investor servicing fees (Note 2)	1,751,830

Custodian fees (Note 2)	450,008

Trustee compensation and expenses (Note 2)	56,581

Administrative services (Note 2)	28,801

Distribution fees — Class A (Note 2)	982,450

Distribution fees — Class B (Note 2)	994,410

Distribution fees — Class C (Note 2)	429,235

Distribution fees — Class M (Note 2)	89,467

Distribution fees — Class R (Note 2)	3,195

Other	318,994

Non-recurring costs (Notes 2 and 6)	10,775

Costs assumed by Manager (Notes 2 and 6)	(10,775)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(1,157,608)

Total expenses	9,948,892

Expense reduction (Note 2)	(192,200)

Net expenses	9,756,692

Net investment income	26,833,294

Net realized gain on investments (Notes 1 and 3)	13,541,744

Net realized gain on swap contracts (Note 1)	1,297,350

Net realized loss on futures contracts (Note 1)	(2,864,346)

Net realized loss on foreign currency transactions (Note 1)	(1,729,557)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	468,643

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	19,866,876

Net gain on investments	30,580,710

Net increase in net assets resulting from operations	$57,414,004

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Conservative Portfolio

INCREASE IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 26,833,294	$ 19,925,248

Net realized gain on investments and foreign currency transactions	10,245,191	31,674,188

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	20,335,519	14,324,376

Net increase in net assets resulting from operations	57,414,004	65,923,812

Distributions to shareholders: (Note 1)

From net investment income

Class A	(13,671,190)	(10,513,251)

Class B	(2,827,861)	(1,742,362)

Class C	(1,179,477)	(552,460)

Class M	(356,858)	(221,275)

Class R	(18,619)	(4,600)

Class Y	(13,695,158)	(6,226,155)

Redemption fees (Note 1)	3,426	7,675

Increase from capital share transactions (Note 4)	7,629,939	22,162,499

Total increase in net assets	33,298,206	68,833,883

NET ASSETS

Beginning of year	918,046,679	849,212,796

End of year (including undistributed net investment income of $3,048,174 and $10,776,800, respectively)	$951,344,885	$918,046,679

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2006	$9.33	.28(d,g)	.31	.59	(.33)	(.33)	—(e)	$9.59	6.46(g)	$414,952	1.06(d,g)	2.95(d,g)	133.41
September 30, 2005	8.84	.21(d,f)	.48	.69	(.20)	(.20)	—(e)	9.33	7.92	378,616	1.20(d)	2.28(d,f)	209.05
September 30, 2004	8.65	.15(d)	.37	.52	(.33)	(.33)	—(e)	8.84	6.11	590,441	1.39(d)	1.66(d)	258.72
September 30, 2003	7.94	.21	.93	1.14	(.43)	(.43)	—	8.65	14.88	680,678	1.39	2.55	200.28
September 30, 2002	8.71	.34	(.57)	(.23)	(.54)	(.54)	—	7.94	(2.97)	558,847	1.33	3.99	144.07

CLASS B
September 30, 2006	$9.25	.20(d,g)	.31	.51	(.26)	(.26)	—(e)	$9.50	5.61(g)	$89,287	1.81(d,g)	2.21(d,g)	133.41
September 30, 2005	8.78	.14(d,f)	.47	.61	(.14)	(.14)	—(e)	9.25	6.94	109,941	1.95(d)	1.56(d,f)	209.05
September 30, 2004	8.60	.08(d)	.37	.45	(.27)	(.27)	—(e)	8.78	5.23	120,168	2.14(d)	.92(d)	258.72
September 30, 2003	7.89	.15	.93	1.08	(.37)	(.37)	—	8.60	14.14	127,586	2.14	1.80	200.28
September 30, 2002	8.68	.28	(.59)	(.31)	(.48)	(.48)	—	7.89	(3.94)	109,186	2.08	3.26	144.07

CLASS C
September 30, 2006	$9.24	.20(d,g)	.31	.51	(.26)	(.26)	—(e)	$9.49	5.64(g)	$46,990	1.81(d,g)	2.20(d,g)	133.41
September 30, 2005	8.76	.14(d,f)	.48	.62	(.14)	(.14)	—(e)	9.24	7.08	38,901	1.95(d)	1.56(d,f)	209.05
September 30, 2004	8.58	.08(d)	.37	.45	(.27)	(.27)	—(e)	8.76	5.24	35,850	2.14(d)	.92(d)	258.72
September 30, 2003	7.88	.15	.92	1.07	(.37)	(.37)	—	8.58	13.99	38,868	2.14	1.81	200.28
September 30, 2002	8.66	.28	(.58)	(.30)	(.48)	(.48)	—	7.88	(3.84)	36,330	2.08	3.26	144.07

CLASS M
September 30, 2006	$9.25	.23(d,g)	.30	.53	(.28)	(.28)	—(e)	$9.50	5.86(g)	$11,794	1.56(d,g)	2.45(d,g)	133.41
September 30, 2005	8.77	.16(d,f)	.48	.64	(.16)	(.16)	—(e)	9.25	7.32	12,913	1.70(d)	1.81(d,f)	209.05
September 30, 2004	8.59	.10(d)	.37	.47	(.29)	(.29)	—(e)	8.77	5.51	12,728	1.89(d)	1.17(d)	258.72
September 30, 2003	7.90	.16	.92	1.08	(.39)	(.39)	—	8.59	14.10	16,114	1.89	2.09	200.28
September 30, 2002	8.68	.30	(.58)	(.28)	(.50)	(.50)	—	7.90	(3.59)	19,109	1.83	3.50	144.07

CLASS R
September 30, 2006	$9.38	.26(d,g)	.34	.60	(.31)	(.31)	—(e)	$9.67	6.49(g)	$927	1.31(d,g)	2.70(d,g)	133.41
September 30, 2005	8.86	.19(d,f)	.51	.70	(.18)	(.18)	—(e)	9.38	7.98	428	1.45(d)	2.10(d,f)	209.05
September 30, 2004	8.65	.13(d)	.39	.52	(.31)	(.31)	—(e)	8.86	6.10	102	1.64(d)	1.41(d)	258.72
September 30, 2003†	8.01	.13	.66	.79	(.15)	(.15)	—	8.65	9.91*	1	1.13*	1.60*	200.28

CLASS Y
September 30, 2006	$9.31	.30(d,g)	.31	.61	(.35)	(.35)	—(e)	$9.57	6.75(g)	$387,395	.81(d,g)	3.20(d,g)	133.41
September 30, 2005	8.83	.24(d,f)	.47	.71	(.23)	(.23)	—(e)	9.31	8.11	377,247	.95(d)	2.62(d,f)	209.05
September 30, 2004	8.64	.17(d)	.38	.55	(.36)	(.36)	—(e)	8.83	6.40	89,925	1.14(d)	1.87(d)	258.72
September 30, 2003	7.94	.23	.92	1.15	(.45)	(.45)	—	8.64	15.08	169,684	1.14	2.83	200.28
September 30, 2002	8.73	.37	(.59)	(.22)	(.57)	(.57)	—	7.94	(2.93)	189,105	1.08	4.25	144.07

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

140	141

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	9/30/06	9/30/05	9/30/04

Class A	0.03%	0.08%	0.01%

Class B	0.03	0.08	0.01

Class C	0.03	0.08	0.01

Class M	0.03	0.08	0.01

Class R	0.03	0.08	0.01

Class Y	0.03	0.08	0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

Percentage of
	Per share	net assets

Class A	<$0.01	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006 (Note 6).

(h) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/06

Note 1: Significant accounting policies

Putnam Asset Allocation Funds (the “trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the “funds”), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

The funds each offer class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

 In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds expect the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the funds’ manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. At September 30, 2006, fair value pricing was used for certain foreign securities in the portfolios. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the funds are informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Each fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

G) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios.

H) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios.

I) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

J) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

K) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds’ portfolios.

L) TBA purchase commitments Each fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

N) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2006, the value of securities loaned amounted to $66,035,440, $69,034,752 and $9,735,294 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). The funds received cash collateral of $68,589,929, $71,611,038 and $10,152,439 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), which is pooled with collateral of other Putnam funds into 40 issues of high-grade, short-term investments.

P) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the funds had capital loss carryovers of $85,946,308, $129,873,136 and $61,053,845 (Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), available to the extent allowed by the Code to offset future net capital gain, if any. These capital loss carryovers will expire on September 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund (Balanced Portfolio) has elected to defer to its fiscal year ending September 30, 2007 $3,660,534 of losses recognized during the period November 1, 2005 to September 30, 2006.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals (for Balanced Portfolio), both realized and unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities (for Balanced Portfolio and Conservative Portfolio). Reclassifications are made to the funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2006, reclassifications were as follows:

Undistributed Net Investment Income

Growth Portfolio	$ (17,434,668)

Balanced Portfolio	(18,503,957)

Conservative Portfolio	(2,812,757)

Accumulated Net Realized Gains and Losses

Growth Portfolio	$ 17,416,556

Balanced Portfolio	18,506,225

Conservative Portfolio	2,795,391

Paid-in Capital

Growth Portfolio	$ 18,112

Balanced Portfolio	(2,268)

Conservative Portfolio	17,366

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006 were as follows:

Growth Portfolio
Unrealized appreciation	$ 242,192,914
Unrealized depreciation	(57,551,675)
———————————
Net unrealized appreciation	184,641,239
Undistributed ordinary income	7,921,632
Capital loss carryforward	(85,946,308)
Cost for federal income tax purposes	$1,756,857,295

Balanced Portfolio
Unrealized appreciation	$ 227,542,696
Unrealized depreciation	(58,717,970)
———————————
Net unrealized appreciation	168,824,726
Capital loss carryforward	(129,873,136)
Post-October loss	(3,660,534)
Cost for federal income tax purposes	$2,003,068,614

Conservative Portfolio
Unrealized appreciation	$ 71,176,499
Unrealized depreciation	(14,487,832)
———————————
Net unrealized appreciation	56,688,667
Undistributed ordinary income	3,426,801
Capital loss carryforward	(61,053,845)
Cost for federal income tax purposes	$1,131,881,795

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of each fund through September 30, 2007, to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of each fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2006, Putnam Management waived $46,524 of its management fee from the Growth Portfolio. Putnam Management did not waive any of its management fee from the Balanced Portfolio or the Conservative Portfolio.

For the year ended September 30, 2006, Putnam Management has assumed $19,682, $22,242 and $10,775 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of legal, shareholder servicing and communication, audit and Trustee fees incurred by the funds in connection with certain legal and regulatory matters (including those described in Note 6).

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on each fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the funds. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. During the year ended September 30, 2006, the funds incurred $4,945,699, $3,919,426 and $2,201,838 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2006, the payable to the subcus-todian bank (for Growth Portfolio and Balanced Portfolio) represents the amount due for cash advanced for the settlement of securities purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds’ expenses. The funds also reduced expenses through brokerage service arrangements. For the year ended September 30, 2006, the funds’ expenses were reduced by $780,740, $417,349 and $192,200 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $567, $609 and $420 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The funds have adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The funds have adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the funds is included in Trustee compensation and expenses in each fund’s statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received the following:

	Class A	Class M
	Net	Net
	commissions	commissions

Growth Portfolio	$390,536	$6,992

Balanced Portfolio	374,539	5,467

Conservative Portfolio	88,951	2,200

	Class B	Class C
	Contingent	Contingent
	deferred	deferred
	sales charges	sales charges

Growth Portfolio	$ 339,238	$14,194

Balanced Portfolio	413,057	13,251

Conservative Portfolio	143,652	14,374

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received the following:

	Class A	Class M
	Deferred	Deferred
	sales charges	sales charges

Growth Portfolio	$ 390	$—

Balanced Portfolio	8,755	—

Conservative Portfolio	296	—

Note 3: Purchases and sales of securities

During the year ended September 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

U.S. Government Securities

	Purchases	Sales

Growth Portfolio	$387,279	$387,241

Balanced Portfolio	—	—

Conservative Portfolio	—	—

Other Securities

	Purchases	Sales

Growth Portfolio	$1,398,663,298	$1,265,818,972

Balanced Portfolio	1,467,108,554	1,610,365,822

Conservative Portfolio	896,438,583	1,015,057,350

Written option transactions during the year ended September 30, 2006, are summarized as follows:

	Contract	Premiums
Growth Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	$6,860,000	$265,311

Options opened	6,271,311	246,950
Options exercised	(8,232)	(9,902)
Options expired	(43,079)	(24,592)
Options closed	—	—

Written options
outstanding at
end of year	$13,080,000	$477,767

	Contract	Premiums
Balanced Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	$39,690,760	$1,533,707

Options opened	14,920,588	548,413
Options exercised	(9,010)	(10,837)
Options expired	(662,649)	(43,163)
Options closed	—	—

Written options
outstanding at
end of year	$53,939,689	$2,028,120

	Contract	Premiums
Conservative Portfolio	Amounts	Received

Written options
outstanding at
beginning of year	$31,760,000	$1,228,318

Options opened	15,492,000	536,411
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of year	$47,252,000	$1,764,729

Note 4: Capital shares

At September 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Growth Portfolio

CLASS A	Shares	Amount

Year ended 9/30/06:
Shares sold	38,664,985	$ 489,972,563

Shares issued in connection with
reinvestment of distributions	536,598	6,514,294

Shares repurchased	(17,463,960)	(219,675,426)

Net increase	21,737,623	$ 276,811,431

Year ended 9/30/05:
Shares sold	29,378,259	$ 329,523,089

Shares issued in connection with
reinvestment of distributions	624,622	6,733,429

Shares repurchased	(18,537,434)	(207,525,565)

Net increase	11,465,447	$ 128,730,953

CLASS B	Shares	Amount

Year ended 9/30/06:
Shares sold	10,155,844	$ 126,273,710

Shares issued in connection with
reinvestment of distributions	28,064	335,771

Shares repurchased	(9,179,020)	(113,756,664)

Net increase	1,004,888	$ 12,852,817

Year ended 9/30/05:
Shares sold	9,174,709	$100,780,084

Shares issued in connection with
reinvestment of distributions	135,593	1,439,997

Shares repurchased	(8,437,635)	(93,216,094)

Net increase	872,667	$ 9,003,987

CLASS C	Shares	Amount

Year ended 9/30/06:
Shares sold	4,716,321	$ 57,930,595

Shares issued in connection with
reinvestment of distributions	15,551	183,348

Shares repurchased	(1,371,637)	(16,789,631)

Net increase	3,360,235	$ 41,324,312

Year ended 9/30/05:
Shares sold	2,386,654	$ 25,982,785

Shares issued in connection with
reinvestment of distributions	33,418	350,218

Shares repurchased	(1,544,697)	(16,663,990)

Net increase	875,375	$ 9,669,013

CLASS M	Shares	Amount

Year ended 9/30/06:
Shares sold	824,301	$10,237,347

Shares issued in connection with
reinvestment of distributions	9,918	118,820

Shares repurchased	(638,666)	(7,965,198)

Net increase	195,553	$ 2,390,969

Year ended 9/30/05:
Shares sold	736,368	$ 8,062,121

Shares issued in connection with
reinvestment of distributions	20,890	222,266

Shares repurchased	(777,590)	(8,567,787)

Net decrease	(20,332)	$(283,400)

CLASS R	Shares	Amount

Year ended 9/30/06:
Shares sold	408,571	$5,173,547

Shares issued in connection with
reinvestment of distributions	902	10,862

Shares repurchased	(43,024)	(533,138)

Net increase	366,449	$4,651,271

Year ended 9/30/05:
Shares sold	144,883	$1,610,018

Shares issued in connection with
reinvestment of distributions	171	1,829

Shares repurchased	(39,921)	(461,613)

Net increase	105,133	$1,150,234

CLASS Y	Shares	Amount
Year ended 9/30/06:
Shares sold	4,124,585	$52,313,145

Shares issued in connection with
reinvestment of distributions	121,664	1,487,947

Shares repurchased	(17,722,193)	(220,987,006)

Net decrease	(13,475,944)	$(167,185,914)

Year ended 9/30/05:
Shares sold	6,677,105	$75,087,442

Shares issued in connection with
reinvestment of distributions	575,684	6,246,177

Shares repurchased	(24,040,983)	(268,546,580)

Net decrease	(16,788,194)	$(187,212,961)

Balanced Portfolio

CLASS A	Shares	Amount

Year ended 9/30/06:
Shares sold	39,574,113	$ 451,846,355

Shares issued in connection with
reinvestment of distributions	2,016,629	22,770,815

Shares repurchased	(27,082,282)	(308,419,046)

Net increase	14,508,460	$ 166,198,124

Year ended 9/30/05:
Shares sold	35,264,759	$ 374,197,272

Shares issued in connection with
reinvestment of distributions	1,074,127	11,539,776

Shares repurchased	(30,362,276)	(322,386,443)

Net increase	5,976,610	$ 63,350,605

CLASS B	Shares	Amount
Year ended 9/30/06:
Shares sold	7,546,153	$ 85,221,717

Shares issued in connection with
reinvestment of distributions	361,588	4,039,363

Shares repurchased	(11,373,608)	(128,492,821)

Net decrease	(3,465,867)	$ (39,231,741)

Year ended 9/30/05:
Shares sold	8,915,288	$ 93,886,665

Shares issued in connection with
reinvestment of distributions	136,927	1,358,202

Shares repurchased	(11,148,043)	(117,659,926)

Net decrease	(2,095,828)	$ (22,415,059)

CLASS C	Shares	Amount
Year ended 9/30/06:
Shares sold	3,570,987	$ 40,060,820

Shares issued in connection with
reinvestment of distributions	115,335	1,278,551

Shares repurchased	(2,011,544)	(22,539,113)

Net increase	1,674,778	$ 18,800,258

Year ended 9/30/05:
Shares sold	2,839,609	$ 29,723,482

Shares issued in connection with
reinvestment of distributions	38,485	406,789

Shares repurchased	(2,046,948)	(21,357,920)

Net increase	831,146	$ 8,772,351

CLASS M	Shares	Amount

Year ended 9/30/06:
Shares sold	646,138	$ 7,337,360

Shares issued in connection with
reinvestment of distributions	44,108	496,232

Shares repurchased	(714,178)	(8,133,498)

Net decrease	(23,932)	$ (299,906)

Year ended 9/30/05:
Shares sold	691,023	$ 7,299,010

Shares issued in connection with
reinvestment of distributions	20,438	219,084

Shares repurchased	(895,308)	(9,481,236)

Net decrease	(183,847)	$(1,963,142)

CLASS R	Shares	Amount

Year ended 9/30/06:
Shares sold	1,155,979	$13,290,431

Shares issued in connection with
reinvestment of distributions	6,432	72,778

Shares repurchased	(476,786)	(5,484,373)

Net increase	685,625	$ 7,878,836

Year ended 9/30/05:
Shares sold	128,611	$ 1,352,226

Shares issued in connection with
reinvestment of distributions	655	7,093

Shares repurchased	(23,537)	(249,554)

Net increase	105,729	$ 1,109,765

CLASS Y	Shares	Amount

Year ended 9/30/06:
Shares sold	5,404,275	$ 61,516,446

Shares issued in connection with
reinvestment of distributions	335,817	3,796,620

Shares repurchased	(23,790,217)	(269,300,210)

Net decrease	(18,050,125)	$(203,987,144)

Year ended 9/30/05:
Shares sold	8,109,589	$ 86,387,008

Shares issued in connection with
reinvestment of distributions	548,888	5,889,099

Shares repurchased	(20,800,093)	(222,522,893)

Net decrease	(12,141,616)	$(130,246,786)

Conservative Portfolio

CLASS A	Shares	Amount

Year ended 9/30/06:
Shares sold	14,651,816	$ 137,424,816

Shares issued in connection with
reinvestment of distributions	1,409,720	13,138,419

Shares repurchased	(13,359,361)	(125,477,862)

Net increase	2,702,175	$ 25,085,373

Year ended 9/30/05:
Shares sold	16,125,066	$ 147,395,094

Shares issued in connection with
reinvestment of distributions	1,120,174	10,225,525

Shares repurchased	(43,423,690)	(398,601,132)

Net decrease	(26,178,450)	$(240,980,513)

CLASS B	Shares	Amount

Year ended 9/30/06:
Shares sold	1,981,831	$ 18,389,260

Shares issued in connection with
reinvestment of distributions	274,841	2,536,698

Shares repurchased	(4,737,745)	(44,007,165)

Net decrease	(2,481,073)	$(23,081,207)

Year ended 9/30/05:
Shares sold	2,636,078	$ 23,937,866

Shares issued in connection with
reinvestment of distributions	173,812	1,578,627

Shares repurchased	(4,613,620)	(41,910,836)

Net decrease	(1,803,730)	$(16,394,343)

CLASS C	Shares	Amount

Year ended 9/30/06:
Shares sold	1,667,936	$ 15,493,382

Shares issued in connection with
reinvestment of distributions	112,352	1,036,254

Shares repurchased	(1,040,521)	(9,660,728)

Net increase	739,767	$ 6,868,908

Year ended 9/30/05:
Shares sold	1,217,067	$ 11,075,530

Shares issued in connection with
reinvestment of distributions	54,153	491,186

Shares repurchased	(1,151,602)	(10,433,398)

Net increase	119,618	$ 1,133,318

CLASS M	Shares	Amount

Year ended 9/30/06:
Shares sold	261,504	$ 2,427,608

Shares issued in connection with
reinvestment of distributions	37,596	347,175

Shares repurchased	(453,892)	(4,197,349)

Net decrease	(154,792)	$(1,422,566)

Year ended 9/30/05:
Shares sold	375,572	$ 3,406,749

Shares issued in connection with
reinvestment of distributions	23,545	213,773

Shares repurchased	(453,295)	(4,108,354)

Net decrease	(54,178)	$ (487,832)

CLASS R	Shares	Amount
Year ended 9/30/06:
Shares sold	78,336	$ 740,927

Shares issued in connection with
reinvestment of distributions	1,981	18,619

Shares repurchased	(30,048)	(283,376)

Net increase	50,269	$ 476,170

Year ended 9/30/05:
Shares sold	38,318	$ 353,481

Shares issued in connection with
reinvestment of distributions	497	4,600

Shares repurchased	(4,676)	(43,398)

Net increase	34,139	$ 314,683

CLASS Y	Shares	Amount
Year ended 9/30/06:
Shares sold	6,608,799	$ 61,825,623

Shares issued in connection with
reinvestment of distributions	1,472,481	13,695,158

Shares repurchased	(8,104,166)	(75,817,520)

Net decrease	(22,886)	$ (296,739)

Year ended 9/30/05:
Shares sold	35,606,421	$326,832,349

Shares issued in connection with
reinvestment of distributions	677,684	6,226,155

Shares repurchased	(5,956,644)	(54,481,318)

Net increase	30,327,461	$278,577,186

Note 5: Investment in Putnam Prime Money Market Fund

Each fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by each fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by each fund in Putnam Prime Money Market Fund. For the year ended September 30, 2006, management fees paid were reduced by $120,562, $255,713 and $241,606 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) relating to the funds’ investments in Putnam Prime Money Market Fund. Income distributions earned by the funds are recorded as income in the statement of operations and totaled $4,636,451, $9,883,923 and $9,267,338 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the year ended September 30, 2006. During the year ended September 30, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated as follows:

	Cost of	Proceeds of
	Purchases	Sales

Growth Portfolio	$825,052,532	$799,813,216

Balanced Portfolio	805,673,004	730,264,806

Conservative Portfolio	497,672,236	501,041,281

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the funds received $134,884, $178,452 and $37,359 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) in proceeds paid by Putnam Management. The funds had accrued a receivable for this amount in the prior fiscal year.

In connection with a settlement between Putnam and the funds’ Trustees, the funds received $1,061,280, $1,518,230 and $916,002 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) during the period from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the funds.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006, but will also apply to tax positions reflected in the funds’ financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the funds to make any adjustments to their net assets or have any other effect on the funds’ financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (Unaudited)

Federal tax information

The funds have designated 100.00%, 50.35% and 15.71% of ordinary income distributions (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) as qualifying for the dividends received deduction for corporations.

For their tax year ended September 30, 2006, the funds hereby designate 100.00%, 81.62% and 24.20%, or, in each case, the maximum amount allowable (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), of their taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended September 30, 2006. The other Putnam mutual funds in this group are Putnam Income Strategies Fund, the ten Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Citigroup Global Markets, Morgan Stanley Dean Witter, Goldman Sachs, Merrill Lynch, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 55% of the total brokerage commissions paid for the year ended September 30, 2006.

Commissions paid to the next 10 firms together represented approximately 27% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, First Albany Corporation, Investment Technology, JPMorgan Clearing, Lehman Brothers, UBS Warburg, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, he was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments.	Charles A. Ruys de Perez (Born 1957)
Prior to July 2001, Partner, PricewaterhouseCoopers LLP	Vice President and Chief Compliance Officer
Since 2004
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer	Managing Director, Putnam Investments
Since 2000
Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)
Vice President	Managing Director, Putnam Investments
Since 2002
Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
James P. Pappas (Born 1953)
Vice President	Wanda M. McManus (Born 1947)
Since 2004	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management	Nancy E. Florek (Born 1957)
Corporation; prior to 2001, President and Chief Executive Officer,	Vice President, Assistant Clerk, Assistant Treasurer
UAM Investment Services, Inc.	and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Tax-free income funds
Discovery Growth Fund	AMT-Free Insured Municipal Fund
Growth Opportunities Fund	Tax Exempt Income Fund
Health Sciences Trust	Tax Exempt Money Market Fund§
International New Opportunities Fund*	Tax-Free High Yield Fund
New Opportunities Fund
OTC & Emerging Growth Fund	State tax-free income funds:
Small Cap Growth Fund*	Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
Vista Fund	New Jersey, New York, Ohio, and Pennsylvania
Voyager Fund
Asset allocation funds
Blend funds	Income Strategies Fund
Capital Appreciation Fund	Putnam Asset Allocation Funds — three investment portfolios that
Capital Opportunities Fund*	spread your money across a variety of stocks, bonds, and money
Europe Equity Fund*	market investments.
Global Equity Fund*
Global Natural Resources Fund*	The three portfolios:
International Capital Opportunities Fund*	Asset Allocation: Balanced Portfolio
International Equity Fund*	Asset Allocation: Conservative Portfolio
Investors Fund	Asset Allocation: Growth Portfolio
Research Fund
Tax Smart Equity Fund®	Putnam RetirementReady® Funds
Utilities Growth and Income Fund	Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
Value funds	ments and adjust to become more conservative over time based on a
Classic Equity Fund	target date for withdrawing assets.
Convertible Income-Growth Trust
Equity Income Fund	The ten funds:
The George Putnam Fund of Boston	Putnam RetirementReady 2050 Fund
The Putnam Fund for Growth and Income	Putnam RetirementReady 2045 Fund
International Growth and Income Fund*	Putnam RetirementReady 2040 Fund
Mid Cap Value Fund	Putnam RetirementReady 2035 Fund
New Value Fund	Putnam RetirementReady 2030 Fund
Small Cap Value Fund*†	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Income funds	Putnam RetirementReady 2015 Fund
American Government Income Fund	Putnam RetirementReady 2010 Fund
Diversified Income Trust	Putnam RetirementReady Maturity Fund
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†	* A 1% redemption fee on total assets redeemed or exchanged within 90 days
High Yield Trust*	of purchase may be imposed for all share classes of these funds.
Income Fund
Limited Duration Government Income Fund	† Closed to new investors.
Money Market Fund‡
U.S. Government Income Trust	‡ An investment in a money market fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).
Check your account balances and the most recent month-end performance at
www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

 Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and Chief Legal Officer
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Charles A. Ruys de Perez
Boston, MA 02109		Vice President and Chief Compliance Officer
Officers
Marketing Services	George Putnam, III	Mark C. Trenchard
Putnam Retail Management	President	Vice President and BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Judith Cohen
	Executive Vice President, Principal Executive	Vice President, Clerk and Assistant Treasurer
Custodian	Officer, Associate Treasurer, and
Putnam Fiduciary Trust Company	Compliance Liaison	Wanda M. McManus
Vice President, Senior Associate Treasurer
Legal Counsel	Jonathan S. Horwitz	and Assistant Clerk
Ropes & Gray LLP	Senior Vice President and Treasurer
Nancy E. Florek
Independent Registered Public	Steven D. Krichmar	Vice President, Assistant Clerk,
Accounting Firm	Vice President and Principal Financial Officer	Assistant Treasurer and Proxy Manager
PricewaterhouseCoopers LLP
Michael T. Healy
Trustees	Assistant Treasurer and
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	Beth S. Mazor
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN060 238303 11/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2006	$572,246*	$1,197	$63,546	$12,987

September 30, 2005	$279,662*	$--	$49,186	$ 2,964

* Includes fees of $3,808 and $2,435 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2006 and September 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2006 and September 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $359,410 and $239,897 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities, an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,
2006	$ -	$ 153,160	$ -	$ -

September
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 5, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 5, 2006